THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                 MARCH 1, 2015

                          WESTWOOD LARGECAP VALUE FUND
                              TICKER SYMBOL: WWLAX

                        WESTWOOD INCOME OPPORTUNITY FUND
                              TICKER SYMBOL: WWIAX

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                              TICKER SYMBOL: WSDAX

                          WESTWOOD GLOBAL EQUITY FUND
                                 TICKER SYMBOL:

                         WESTWOOD GLOBAL DIVIDEND FUND
                                 TICKER SYMBOL:

                         WESTWOOD EMERGING MARKETS FUND
                              TICKER SYMBOL: WWEAX

                      WESTWOOD EMERGING MARKETS PLUS FUND
                                 TICKER SYMBOL:

                                 A CLASS SHARES

                              INVESTMENT ADVISER:

                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

                                                                            PAGE
WESTWOOD LARGECAP VALUE FUND ...............................................  1
     FUND INVESTMENT OBJECTIVE .............................................  1
     FUND FEES AND EXPENSES ................................................  1
     PRINCIPAL INVESTMENT STRATEGIES .......................................  2
     PRINCIPAL RISKS .......................................................  2
     PERFORMANCE INFORMATION ...............................................  4
     INVESTMENT ADVISER ....................................................  5
     PORTFOLIO MANAGERS ....................................................  5
     PURCHASE AND SALE OF FUND SHARES ......................................  5
WESTWOOD INCOME OPPORTUNITY FUND ...........................................  7
     FUND INVESTMENT OBJECTIVES ............................................  7
     FUND FEES AND EXPENSES ................................................  7
     PRINCIPAL INVESTMENT STRATEGIES .......................................  8
     PRINCIPAL RISKS .......................................................  9
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  12
     PORTFOLIO MANAGERS ....................................................  12
     PURCHASE AND SALE OF FUND SHARES ......................................  12
WESTWOOD SHORT DURATION HIGH YIELD FUND ....................................  14
     FUND INVESTMENT OBJECTIVE .............................................  14
     FUND FEES AND EXPENSES ................................................  14
     PRINCIPAL INVESTMENT STRATEGIES .......................................  15
     PRINCIPAL RISKS .......................................................  16
     PERFORMANCE INFORMATION ...............................................  18
     INVESTMENT ADVISERS ...................................................  18
     PORTFOLIO MANAGER .....................................................  18
     PURCHASE AND SALE OF FUND SHARES ......................................  19
WESTWOOD GLOBAL EQUITY FUND ................................................  20
     FUND INVESTMENT OBJECTIVE .............................................  20
     FUND FEES AND EXPENSES ................................................  20
     PRINCIPAL INVESTMENT STRATEGIES .......................................  21
     PRINCIPAL RISKS .......................................................  22
     PERFORMANCE INFORMATION ...............................................  23
     INVESTMENT ADVISER ....................................................  24
     PORTFOLIO MANAGERS ....................................................  24
     PURCHASE AND SALE OF FUND SHARES ......................................  25
WESTWOOD GLOBAL DIVIDEND FUND ..............................................  26
     FUND INVESTMENT OBJECTIVE .............................................  26
     FUND FEES AND EXPENSES ................................................  26
     PRINCIPAL INVESTMENT STRATEGIES .......................................  27

     PRINCIPAL RISKS .......................................................  28
     PERFORMANCE INFORMATION ...............................................  30
     INVESTMENT ADVISER ....................................................  31
     PORTFOLIO MANAGER .....................................................  31
     PURCHASE AND SALE OF FUND SHARES ......................................  31
WESTWOOD EMERGING MARKETS FUND .............................................  32
     FUND INVESTMENT OBJECTIVE .............................................  32
     FUND FEES AND EXPENSES ................................................  32
     PRINCIPAL INVESTMENT STRATEGIES .......................................  33
     PRINCIPAL RISKS .......................................................  34
     PERFORMANCE INFORMATION ...............................................  35
     INVESTMENT ADVISER ....................................................  36
     PORTFOLIO MANAGER .....................................................  36
     PURCHASE AND SALE OF FUND SHARES ......................................  36
WESTWOOD EMERGING MARKETS PLUS FUND ........................................  38
     FUND INVESTMENT OBJECTIVE .............................................  38
     FUND FEES AND EXPENSES ................................................  38
     PRINCIPAL INVESTMENT STRATEGIES .......................................  39
     PRINCIPAL RISKS .......................................................  40
     PERFORMANCE INFORMATION ...............................................  42
     INVESTMENT ADVISER ....................................................  42
     PORTFOLIO MANAGER .....................................................  42
     PURCHASE AND SALE OF FUND SHARES ......................................  42
SUMMARY INFORMATION ABOUT TAXES
     AND FINANCIAL INTERMEDIARY COMPENSATION ...............................  43
MORE INFORMATION ABOUT RISK ................................................  44
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  46
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  47
INVESTMENT ADVISER .........................................................  47
INVESTMENT SUB-ADVISER .....................................................  49
PORTFOLIO MANAGERS .........................................................  49
RELATED PERFORMANCE DATA OF THE ADVISER ....................................  51
COMPARABLE FUND PERFORMANCE ................................................  55
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  59
SALES CHARGES ..............................................................  66
DISTRIBUTION OF FUND SHARES ................................................  69
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  69
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  69
OTHER POLICIES .............................................................  70
DIVIDENDS AND DISTRIBUTIONS ................................................  73
TAXES ......................................................................  73
FINANCIAL HIGHLIGHTS .......................................................  75
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS .....................  Back Cover

A Class Shares of the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund are currently not available for purchase.

WESTWOOD LARGECAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood LargeCap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------
                                                                                      A CLASS SHARES
---------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      5.00%
 ---------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  None
 ---------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions        None
 (as a percentage of offering price)
---------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                         None
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                  A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              0.25%
--------------------------------------------------------------------------------
Other Expenses                                                         0.14%
                                                                       -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1)                               1.14%
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                  $610        $844        $1,096        $1,817
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund's A Class Shares' performance from year to year and by showing how the Fund's A Class Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).


                              2008       (31.87)%
                              2009        13.55%
                              2010        11.85%
                              2011        (1.09)%
                              2012        15.72%
                              2013        29.66%
                              2014        11.68%

                         BEST QUARTER      WORST QUARTER
                            13.18%            (19.33)%
                         (12/31/2011)       (12/31/2008)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                         SINCE
                                                                                       INCEPTION
 WESTWOOD LARGECAP VALUE FUND -- A CLASS                                1 YEAR 5 YEARS (12/31/07)
--------------------------------------------------------------------------------------------------
 FUND RETURNS BEFORE TAXES                                              6.09%  11.99%   4.51%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                              2.51%  10.14%   3.24%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND                          5.17%  9.35%    3.39%
    SALE OF FUND SHARES
 RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR 13.45% 15.42%   6.44%
 TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Mark R. Freeman, CFA, Chief Investment Officer and Senior Portfolio Manager, has managed the Fund since its inception in 2006.

Mr. Scott D. Lawson, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2006.

Ms. Lisa Dong, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2008.

Mr. Matthew Lockridge, Vice President and Portfolio Manager, has managed the Fund since 2012.

Dr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box

219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD INCOME OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVES

The primary investment objective of the Westwood Income Opportunity Fund (the "Fund") is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------
                                                                                      A CLASS
                                                                                      SHARES
------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 5.00%
------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)             None
------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                                                   None
 ------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                    None
 ------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.09%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                 0.02%
                                                                -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1,) 2                     1.11%
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.15% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                  $608        $835        $1,081        $1,784
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FIXED INCOME RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK -- Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund's A Class Shares' performance from year to year and by showing how the Fund's A Class Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).


                             2008      (4.72)%
                             2009      11.89%
                             2010      13.34%
                             2011       6.97%
                             2012       7.61%
                             2013      14.24%
                             2014       8.84%

                         BEST QUARTER      WORST QUARTER
                             8.41%           (5.63)%
                         (03/31/2013)      (09/30/2011)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2014 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

 WESTWOOD INCOME OPPORTUNITY FUND -- A                                            SINCE INCEPTION
 CLASS                                                             1 YEAR 5 YEARS    (12/31/07)
--------------------------------------------------------------------------------------------------
 FUND RETURNS BEFORE TAXES                                         3.39%  9.03%        7.35%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         2.69%  8.50%        6.69%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES 2.30%  7.06%        5.66%
 CITIGROUP 10-YEAR TREASURY INDEX (REFLECTS NO DEDUCTION FOR FEES, 10.72% 6.10%        5.52%
 EXPENSES OR TAXES)
 CITIGROUP 3-MONTH TREASURY BILL INDEX (REFLECTS NO DEDUCTION FOR  0.03%  0.07%        0.33%
 FEES, EXPENSES OR TAXES)
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES) 13.69% 15.45%       7.26%
 FTSE NAREIT U.S. EQUITY INDEX (REFLECTS NO DEDUCTION FOR FEES,    28.03% 16.91%       8.23%
 EXPENSES, OR TAXES)
 25/25/25/25 BLENDED BENCHMARK INDEX (REFLECTS NO DEDUCTION FOR    12.88% 9.85%        6.27%
 FEES, EXPENSES OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Mark R. Freeman, CFA, Chief Investment Officer and Senior Portfolio Manager, has managed the Fund since its inception in 2005.

Mr. Todd L. Williams, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD SHORT DURATION HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Short Duration High Yield Fund (the "Fund") is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


---------------------------------------------------------------------------------------------------------
                                                                                     A CLASS SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      2.25%
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  None
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                          None
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                         None
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                  0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%
--------------------------------------------------------------------------------
Other Expenses                                                   0.18%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.18%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements               (0.03)%
                                                                -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                   1.15%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

1 Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.15% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
                   $340   $588    $857    $1,622
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser"). The Fund may invest in securities of any rating, including securities that are in default.

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. Accordingly, the Sub-Adviser seeks to achieve less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios by maintaining a duration to worst for the Fund that is significantly shorter than that of traditional high yield portfolios. The Fund also invests in high yield securities of non-U.S. companies, and the Sub-Adviser expects that the Fund's investments in non-U.S. companies will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security;
(ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

LIQUIDITY RISK -- Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

VALUATION RISK -- A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

PRIVATE PLACEMENTS RISK -- Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

FOREIGN SECURITIES RISK -- Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in A Class Shares of the Fund by showing the Fund's A Class Shares' performance for the 2014 calendar year and by showing how the Fund's A Class Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).


                                      2014    (1.34)%


                            BEST QUARTER       WORST QUARTER
                               1.01%              (1.81)%
                            (3/31/2014)        (12/31/2014)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            SINCE INCEPTION
WESTWOOD SHORT DURATION HIGH YIELD FUND -- A CLASS                  1 YEAR     (06/28/13)
---------------------------------------------------------------------------------------------=
FUND RETURNS BEFORE TAXES                                           (3.54)%       0.30%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                           (5.16)%     (1.46)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES   (1.98)%     (0.54)%
BOFA MERRILL LYNCH U.S. HIGH YIELD INDEX (REFLECTS NO DEDUCTION FOR   2.50%       5.57%
FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISERS

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Anne Yobage, CFA, Lead Portfolio Manager and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD GLOBAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Global Equity Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           A CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.00
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions             None
 (as a percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
 -----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.80%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.25%
--------------------------------------------------------------------------------
Other Expenses                                                      1.20%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                2.25%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                  (1.00)%
                                                                   -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions           1.25%
and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
                   $621  $1,077  $1,558   $2,882
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance.

A Class Shares of the Fund have not yet commenced operations. Consequently, the bar chart shows the performance of the Fund's Institutional Shares and the performance table compares the average annual total returns of the Fund's Institutional Shares to those of a broad measure of market performance. The Fund's Institutional Shares are offered in a separate prospectus. A Class Shares of the Fund would have substantially similar performance as Institutional Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of A Class Shares are higher than the expenses of the Institutional Shares and, therefore, returns for the A Class Shares would be lower than those of the Institutional Shares. Institutional Shares first became available on December 26, 2012.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).



                                 2013      17.65%
                                 2014      (3.40)%

                         BEST QUARTER     WORST QUARTER
                             7.55%           (3.40)%
                         (09/30/2013)     (09/30/2014)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's average annual total returns for the periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                            SINCE INCEPTION
  WESTWOOD GLOBAL EQUITY FUND                                       1 YEAR     (12/26/12)
---------------------------------------------------------------------------------------------
  FUND RETURNS BEFORE TAXES                                         (3.40)%      6.83%
  FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         (3.55)%      6.63%
  FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1.58)%      5.37%
  MSCI ACWI (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)    4.70%       13.75%

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, and Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, have managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

A Class Shares of the Fund are currently not available for purchase.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD GLOBAL DIVIDEND FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Global Dividend Fund (the "Fund") is to seek long-term capital appreciation and dividend income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------
                                                                                           A CLASS
                                                                                           SHARES
------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      5.00%
------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  None
------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                                                        None
------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                         None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                0.80%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      0.25%
--------------------------------------------------------------------------------
Other Expenses                                                 2.06%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           3.11%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements             (1.86)%
                                                              -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions      1.25%
and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
                   $621  $1,246  $1,894   $3,626
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market, offer an attractive opportunity for price appreciation and dividend growth, and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation, consistency of earnings growth and the ability, or prospective ability, to pay dividends. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such company.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance.

A Class Shares of the Fund have not yet commenced operations. Consequently, the bar chart shows the performance of the Fund's Institutional Shares and the performance table compares the average annual total returns of the Fund's Institutional Shares to those of a broad measure of market performance. The Fund's Institutional Shares are offered in a separate prospectus. A Class Shares of the Fund would have substantially similar performance as Institutional Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of A Class Shares are higher than the expenses of the Institutional Shares and, therefore, returns for the A Class Shares would be lower than those of the Institutional Shares. Institutional Shares first became available on December 26, 2012.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).



                                   2013    15.74%
                                   2014    (1.06)%

                         BEST QUARTER    WORST QUARTER
                             6.43%           (3.30)%
                         (09/30/2013)     (09/30/2014)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's average annual total returns for the periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                          SINCE INCEPTION
WESTWOOD GLOBAL DIVIDEND FUND                                     1 YEAR     (12/26/12)
------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                         (1.06)%      7.07%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         (1.80)%      6.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (0.27)%      5.42%
MSCI ACWI (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)    4.70%       13.75%

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

A Class Shares of the Fund are currently not available for purchase.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD EMERGING MARKETS FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Emerging Markets Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-----------------------------------------------------------------------------------------------------------------
                                                                                           A CLASS SHARES
-----------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.00%
-----------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
-----------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions             None
 (as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
-----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.25%
--------------------------------------------------------------------------------
Other Expenses                                                      0.90%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                2.10%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                  (0.65)%
                                                                   -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions           1.45%
and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.45% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
                   $640  $1,065  $1,516   $2,761
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's Class A shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).


                              2013     (13.29)%
                              2014       4.04%


                    BEST QUARTER       WORST QUARTER
                        9.86%            (10.25)%
                    (06/30/2014)       (06/30/2013)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2014 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                          SINCE INCEPTION
WESTWOOD EMERGING MARKETS FUND -- A CLASS                         1 YEAR     (12/26/12)
---------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                         (1.21)%     (7.07)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         (1.24)%     (7.09)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (0.29)%     (5.16)%
MSCI EMERGING MARKETS INDEX (REFLECTS NO DEDUCTION FOR FEES,      (1.82)%     (1.62)%
    EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box

219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

WESTWOOD EMERGING MARKETS PLUS FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Emerging Markets Plus Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------------------------------
                                                                                           A CLASS SHARES
-------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            5.00%
-------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
-------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions             None
 (as a percentage of offering price)
-------------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.25%
--------------------------------------------------------------------------------
Other Expenses (1)                                                  1.06%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (1)                                 0.03%
                                                                    -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                2.29%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                  (0.81)%
                                                                   -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions           1.48%
and/or Expense Reimbursements (2)
--------------------------------------------------------------------------------

(1) Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.45% of the Fund's A Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                         1 YEAR           3 YEARS
--------------------------------------------------------------------------------
                          $643            $1,106
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund has not commenced operations and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, is expected to manage the Fund upon its inception.

PURCHASE AND SALE OF FUND SHARES

A Class Shares of the Fund are currently not available for purchase.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 43 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser's and the Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK (ALL FUNDS) -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships ("MLPs") and royalty trusts, shares of real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

WARRANTS RISK (WESTWOOD INCOME OPPORTUNITY FUND, WESTWOOD GLOBAL EQUITY FUND, WESTWOOD GLOBAL DIVIDEND FUND, WESTWOOD EMERGING MARKETS FUND AND WESTWOOD EMERGING MARKETS PLUS FUND) -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

FIXED INCOME RISK (WESTWOOD INCOME OPPORTUNITY FUND AND WESTWOOD SHORT DURATION HIGH YIELD FUND) -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Funds may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or further increase volatility in the fixed income markets. In response to these events, the Funds' values may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds' liquidity or force the Funds to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK (ALL FUNDS) -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs and GDRs) can be more volatile than investments in U.S. companies.
 Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

HIGH YIELD ("JUNK") BOND RISK (WESTWOOD INCOME OPPORTUNITY FUND AND WESTWOOD SHORT DURATION HIGH YIELD FUND) -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

DERIVATIVES RISK (WESTWOOD GLOBAL EQUITY FUND, WESTWOOD GLOBAL DIVIDEND FUND, WESTWOOD EMERGING MARKETS FUND AND WESTWOOD EMERGING MARKETS PLUS FUND) -- A Fund's use of participatory notes is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

PARTICIPATORY NOTES. Participatory Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them.

Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue Participatory Notes which are designed to replicate the performance of certain issuers and markets. The performance results of Participatory Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a Participatory Notes typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Westwood LargeCap Value Fund is to seek long-term capital appreciation. The primary investment objective of the Westwood Income Opportunity Fund is to provide current income. A secondary objective of the Westwood Income Opportunity Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the Westwood Short Duration High Yield Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objective of the Westwood Global Equity Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund is to seek long-term capital appreciation. The investment objective of the Westwood Global Dividend Fund is to seek long-term capital appreciation and dividend income. The investment objective of the Westwood LargeCap Value Fund is fundamental and cannot be changed without shareholder approval. The investment objectives of the Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund, except for the Westwood Emerging Markets Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Short Duration High Yield Fund, will post its complete portfolio holdings on the internet at www.westwoodfunds.com. The Westwood Emerging Markets Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Short Duration High Yield Fund will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at WWW.WESTWOODFUNDS.COM. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2014, the Adviser had approximately $17.2 billion in assets under management.

The Adviser makes investment decisions for the Funds, except for the Westwood Short Duration High Yield Fund, and continuously reviews, supervises and administers each Fund's investment program. In addition, the Adviser oversees the Sub-Adviser (as defined below) to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Short Duration High Yield Fund. The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

In rendering investment advisory services to the Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund, the Adviser may use the portfolio management, research and other resources of Westwood International

Advisors Inc. ("Westwood International"), an affiliate of the Adviser. Westwood International is not registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended. Westwood International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which Westwood International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.


WESTWOOD LARGECAP VALUE FUND                           0.75%
WESTWOOD INCOME OPPORTUNITY FUND                       0.75%
WESTWOOD SHORT DURATION HIGH YIELD FUND                0.75%
WESTWOOD GLOBAL EQUITY FUND                            0.80%
WESTWOOD GLOBAL DIVIDEND FUND                          0.80%
WESTWOOD EMERGING MARKETS FUND                         0.95%
WESTWOOD EMERGING MARKETS PLUS FUND                    0.95%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Class A Shares of the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of each Fund until February 28, 2016:


WESTWOOD LARGECAP VALUE FUND                           1.25%
WESTWOOD INCOME OPPORTUNITY FUND                       1.15%
WESTWOOD SHORT DURATION HIGH YIELD FUND                1.15%
WESTWOOD GLOBAL EQUITY FUND                            1.25%
WESTWOOD GLOBAL DIVIDEND FUND                          1.25%
WESTWOOD EMERGING MARKETS FUND                         1.45%
WESTWOOD EMERGING MARKETS PLUS FUND                    1.45%

To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund's expense cap, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

For the fiscal year ended October 31, 2014, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

Westwood LargeCap Value Fund                           0.75%
Westwood Income Opportunity Fund                       0.75%
Westwood Short Duration High Yield Fund                0.72%
Westwood Global Equity Fund                            N/A(1)
Westwood Global Dividend Fund                          N/A(1)


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

Westwood Emerging Markets Fund                         0.29%
Westwood Emerging Markets Plus Fund                    N/A(2)


(1) A Class Shares of the Fund had not commenced operations as of the fiscal year ended October 31, 2014.

(2) The Fund has not commenced operations as of the fiscal year ended October 31, 2014.

A discussion regarding the basis for the Board's approval of the Westwood LargeCap Value, Westwood Income Opportunity, Westwood Short Duration High Yield, Westwood Global Equity, Westwood Global Dividend, Westwood Emerging Markets and Westwood Emerging Markets Plus Funds' investment advisory agreements is available in the Funds' Annual Report dated October 31, 2014, which covers the period from November 1, 2013 to October 31, 2014.

INVESTMENT SUB-ADVISER

SKY Harbor Capital Management, LLC (the "Sub-Adviser"), a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Short Duration High Yield Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser's principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2014, the Sub-Adviser had approximately $7.37 billion in assets under management.

PORTFOLIO MANAGERS

The Westwood LargeCap Value Fund and the Westwood Income Opportunity Fund are each managed by a portfolio management team. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team.

Mr. Mark R. Freeman, CFA, has served as Chief Investment Officer and Senior Portfolio Manager for the Adviser since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer for the Adviser from December 2010 until 2012, and as Senior Vice President and Portfolio Manager from 2006 to 2010. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman has served on the portfolio team for the Westwood LargeCap Value Fund since its inception in 2006 and the Westwood Income Opportunity Fund since its inception in 2005. Mr. Freeman participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 26 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Portfolio Manager since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the Westwood LargeCap Value Fund since the Fund's inception in 2006. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with

Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 25 years of investment experience.

Dr. Varun V. Singh, PhD, CFA, has served as Vice President and Research Analyst for the Adviser since February 2012. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2013. Prior to joining the Adviser, Dr. Singh served as Vice President and equity analyst at Wellington Management Company, LLP from 2005 to 2012. From 2003 to 2005 Dr. Singh worked at Robert W. Baird & Co. as an equity analyst. Dr. Singh is a member of the CFA Institute and the Boston Security Analyst Society. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Dr. Singh has more than 11 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since February 2012. Prior to this appointment, he served as Vice President and Portfolio Manager for the Adviser from 2005 until 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams graduated from Southern Methodist University with a BBA in Finance and is a member of the CFA Institute and the CFA Society of Dallas Fort Worth. Mr. Williams has served on the portfolio team for the Westwood Income Opportunity Fund since the Fund's inception in 2005. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 19 years of investment experience.

Ms. Lisa Dong, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since December 2010. Prior to this appointment, she served as Vice President and Portfolio Manager for the Adviser from June 2005 to December 2010. She joined the Adviser in 2000 and served as Assistant Vice President and Research Analyst from October 2001 to July 2005. Ms. Dong has served on the portfolio team for the Westwood LargeCap Value Fund since 2008. Ms. Dong participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Dong has more than 17 years of investment experience.

Mr. Matthew R. Lockridge has served as Vice President and Portfolio Manager since joining the Adviser in May 2010. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2012. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lockridge has more than 13 years of investment experience.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund are, and, upon its inception, the Westwood Emerging Markets Plus Fund is expected to be, managed by the following individuals. Ms. Patricia Perez-Coutts, CFA serves as the lead portfolio manager of the Westwood Emerging Markets Fund and is expected to serve as lead portfolio manager of the Westwood Emerging Markets Plus Fund upon its inception. Mr. Thomas Pinto Basto, CFA serves as the lead portfolio manager of the Westwood Global Dividend Fund. Ms. Perez-Coutts and Mr. Pinto Basto serve as co-lead portfolio managers of the Westwood Global Equity Fund. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and, while the portfolio managers are ultimately responsible for the investment decisions in the strategies, the investment process is driven by proprietary team-oriented, in-depth, fundamental research. To that end, each research analyst on the global research team is able to assume responsibility as a sector portfolio manager and support all of the accounts managed in each of the Adviser's global and emerging markets investment strategies.

Ms. Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in May 2012 and moved to Westwood International in August 2012 after having managed emerging markets portfolios for eleven years for AGF Investments, Inc. Prior to 2001, she served as Vice President and Portfolio Manager for AIM Trimark Investments, Vice President of Research for First Mercantile Corporation and as Economist for Peru's Institute of Foreign Trade. She earned an Honors BA in Economics from Pontifica Universidad del Peru and a BA in Mathematics for Commerce from York University. Ms. Perez-Coutts participates in the investment decision process. She has authority to direct trading for the Funds and is also responsible for representing the Funds to investors. Ms. Perez-Coutts has more than 29 years of investment experience.

Mr. Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, joined Westwood International in May 2012 after having served on the global equity and emerging markets investment teams for over six years for AGF Investments, Inc. Prior to 2005, he served as a corporate strategy consultant with Deloitte Consulting in Canada and Hong Kong and as a Global Analyst for both fixed income and equities with Altamira Management. Mr. Pinto Basto earned a BA in Economics from Carleton University. He is a member of the CFA Institute and the Toronto Society of Financial Analysts. Mr. Pinto Basto participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Pinto Basto has more than 21 years of investment experience.

The Westwood Short Duration High Yield Fund is managed by Ms. Anne Yobage, CFA, co-founder of the Sub-Adviser. The Sub-Adviser also manages institutional separate accounts. The investment process for the Westwood Short Duration High Yield Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Anne Yobage, CFA has served as the lead portfolio manager for the Westwood Short Duration High Yield Fund since its inception in 2011. Prior to co-founding the Sub-Adviser, she was a senior portfolio manager at AXA Investment Managers ("AXA IM") from September 2001 to June 2011. Prior to joining AXA IM, Ms. Yobage co-founded Cardinal Capital Management ("Cardinal") in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset Management ("Deltec") from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody's high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 27 years of high yield investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts, each referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. Complete lists and descriptions of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Funds. Moreover, the performance shown does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the Composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composites.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

PERFORMANCE INFORMATION FOR THE ADVISER'S LARGECAP VALUE STRATEGY COMPOSITE
(1)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD LARGECAP VALUE FUND.

------------------------------------------------------------------------------------------
      TOTAL    TOTAL     RUSSELL                               TOTAL ASSETS  PERCENTAGE
     RETURN   RETURN   1000 VALUE     NUMBER                     AT END OF     OF FIRM
YEAR (NET OF (GROSS OF   INDEX (2,3)    OF      DISPERSION(4)     PERIOD       ASSETS
      FEES)    FEES)                 PORTFOLIOS                ($ MILLIONS)
------------------------------------------------------------------------------------------
2014  12.2%    13.0%      13.5%          29         0.2          $4,082.6      21.5%
------------------------------------------------------------------------------------------
2013  30.0%    30.7%      32.5%          36         0.3          $5,322.6      30.1%
------------------------------------------------------------------------------------------
2012  16.4%    16.8%      17.5%          39         0.3          $4,521.7      34.4%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      TOTAL    TOTAL     RUSSELL                               TOTAL ASSETS PERCENTAGE
     RETURN   RETURN   1000 VALUE    NUMBER                     AT END OF     OF FIRM
YEAR (NET OF (GROSS OF   INDEX (2,3)      OF    DISPERSION (4)    PERIOD       ASSETS
      FEES)    FEES)                 PORTFOLIOS                ($ MILLIONS)
------------------------------------------------------------------------------------------
2011  -0.3%      0.0%       0.4%          42          0.3         $4,982.2      41.6%
------------------------------------------------------------------------------------------
2010  13.3%     13.7%      15.5%          47          0.3         $5,057.0      48.0%
------------------------------------------------------------------------------------------
2009  14.2%     14.5%      19.7%          46          0.5         $4,375.5      46.9%
------------------------------------------------------------------------------------------
2008 -32.7%    -32.4%     -36.9%          36          0.3         $3,142.0      48.1%
------------------------------------------------------------------------------------------
2007  12.9%     13.3%      -0.2%          34          0.3         $2,921.7      41.1%
------------------------------------------------------------------------------------------
2006  19.5%     19.9%      22.3%          32          0.1         $2,368.8      43.4%
------------------------------------------------------------------------------------------
2005  15.3%     15.8%       7.1%          32          0.3         $2,656.2      57.7%
------------------------------------------------------------------------------------------
2004  13.7%     14.2%      16.5%          39          0.3         $2,572.6      67.7%
------------------------------------------------------------------------------------------
2003  24.3%     24.8%      30.0%          42          0.5         $2,341.3      61.4%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
--------------------------------------------------------------------------------
                        ADVISER'S
                    COMPOSITE RETURNS
--------------------------------------------------------------------------------
TIME PERIOD    NET OF FEES      GROSS OF FEES      RUSSELL 1000 VALUE
                                                      INDEX (2,3)
--------------------------------------------------------------------------------
    1 Year        12.2%              13.0%               13.5%
--------------------------------------------------------------------------------
   2 Years        20.8%              21.5%               22.6%
--------------------------------------------------------------------------------
   3 Years        19.3%              19.9%               20.9%
--------------------------------------------------------------------------------
   4 Years        14.1%              14.6%               15.4%
--------------------------------------------------------------------------------
   5 Years        13.9%              14.4%               15.4%
--------------------------------------------------------------------------------
   6 Years        14.0%              14.4%               16.1%
--------------------------------------------------------------------------------
   7 Years         5.7%               6.1%                6.5%
--------------------------------------------------------------------------------
   8 Years         6.6%               7.0%                5.6%
--------------------------------------------------------------------------------
   9 Years         7.9%               8.4%                7.3%
--------------------------------------------------------------------------------
  10 Years         8.6%               9.1%                7.3%
--------------------------------------------------------------------------------
  11 Years         9.1%               9.6%                8.1%
--------------------------------------------------------------------------------
  12 Years        10.3%              10.7%                9.8%
--------------------------------------------------------------------------------
  13 Years         8.0%               8.4%                7.6%
--------------------------------------------------------------------------------
  14 Years         6.7%               7.2%                6.6%
--------------------------------------------------------------------------------
  15 Years         7.1%               7.6%                6.6%
--------------------------------------------------------------------------------
  16 Years         7.5%               8.0%                6.7%
--------------------------------------------------------------------------------
  17 Years         8.2%               8.7%                7.2%
--------------------------------------------------------------------------------
  18 Years         9.5%              10.0%                8.6%
--------------------------------------------------------------------------------
  19 Years        10.3%              10.8%                9.2%
--------------------------------------------------------------------------------
  20 Years        11.6%              12.2%               10.5%
--------------------------------------------------------------------------------
  21 Years        11.2%              11.8%                9.9%
--------------------------------------------------------------------------------
  22 Years        11.5%              12.1%               10.3%
--------------------------------------------------------------------------------
  23 Years        11.4%              12.0%               10.4%
--------------------------------------------------------------------------------
  24 Years        11.8%              12.4%               11.0%
--------------------------------------------------------------------------------
  25 Years        10.8%              11.5%               10.1%
--------------------------------------------------------------------------------
  26 Years        11.6%              12.2%               10.7%
--------------------------------------------------------------------------------
  27 Years        11.7%              12.4%               11.1%
--------------------------------------------------------------------------------
  28 Years (5)    11.5%              12.2%               10.7%
--------------------------------------------------------------------------------

(1) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows for the LargeCap Value strategy: 0.75% annually on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS[R] and has prepared and presented this report in compliance with the GIPS[R] standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS[R] standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS[R] standards. The LargeCap Value Strategy Composite has been examined for the periods January 1, 1995 through December 31, 2013. The verification and performance examination reports are available upon request.

(2) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large- capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.

(3) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(4) Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

(5)  Inception date of the LargeCap Value Composite is January 1, 1987.


PERFORMANCE INFORMATION FOR THE ADVISER'S INCOME OPPORTUNITY STRATEGY COMPOSITE
(1)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD INCOME OPPORTUNITY FUND.

------------------------------------------------------------------------------------------------------------------------------------
YEAR     TOTAL    TOTAL   CITIGROUP   CITIGROUP   S&P 500    NAREIT       BLENDED       NUMBER   DISPERSION(8)    TOTAL      PERCENT
        RETURN   RETURN    TREASURY   3-MONTH    INDEX(4,7)   U.S.     BENCHMARK(6,7)     OF                    ASSETS AT    AGE OF
       (NET OF  GROSS OF   10-YEAR    TREASURY               EQUITY                   PORTFOLIOS                  END OF      FIRM
        FEES)     FEES)   INDEX(2,7)    BILL                INDEX(5,7)                                            PERIOD     ASSETS
                                      INDEX(3,7)                                                               ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
2014    9.5%     10.3%      10.7%       0.0%       13.7%      28.0%        12.9%           9          0.5        $3,468.8     18.3%
------------------------------------------------------------------------------------------------------------------------------------
2013   15.3%     16.1%      -7.9%       0.1%       32.4%       2.9%         6.2%           9          1.0        $2,213.2     12.5%
------------------------------------------------------------------------------------------------------------------------------------
2012    8.7%      9.1%       4.2%       0.1%       16.0%      19.7%        10.0%           9          0.4        $1,279.5      9.7%
------------------------------------------------------------------------------------------------------------------------------------
2011    7.4%      8.1%      17.0%       0.1%        2.1%       8.3%         7.3%           5          0.3          $759.8      6.3%
------------------------------------------------------------------------------------------------------------------------------------
2010   14.5%     15.2%       8.1%       0.1%       15.1%      28.0%        13.1%           3          0.8          $313.2      3.0%
------------------------------------------------------------------------------------------------------------------------------------
2009   13.3%     13.9%      -9.9%       0.2%       26.5%      28.0%        12.0%           3          1.3          $203.5      2.2%
------------------------------------------------------------------------------------------------------------------------------------
2008   -7.1%     -6.7%      20.3%       1.8%      -37.0%     -37.7%       -14.6%           3          4.3          $144.1      2.2%
------------------------------------------------------------------------------------------------------------------------------------
2007    0.2%      0.8%       9.8%       4.7%        5.5%     -15.7%         1.0%           3          1.1          $190.6      2.7%
------------------------------------------------------------------------------------------------------------------------------------
2006   13.5%     14.1%       1.4%       4.8%       15.8%      35.1%        13.7%           5          0.2          $235.0      4.3%
------------------------------------------------------------------------------------------------------------------------------------
2005    5.4%      5.7%       2.0%       3.0%        4.9%      12.2%         5.7%          20          0.3          $119.6      2.6%
------------------------------------------------------------------------------------------------------------------------------------
2004   16.3%     16.8%       4.9%       1.2%       10.9%      31.6%        12.0%           2          0.3           $32.7      0.9%
------------------------------------------------------------------------------------------------------------------------------------
2003   23.2%     23.5%       1.3%       1.1%       28.7%      37.1%        16.3%           2          0.2           $18.9      0.5%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
------------------------------------------------------------------------------------------------------------------------------------
                         ADVISER'S
                    COMPOSITE RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                              CITIGROUP         CITIGROUP           S&P          NAREI
                                              TREASURY          3-MONTH             500          T U.S.            BLENDED
 TIME PERIOD      NET OF        GROSS OF      10-YEAR           TREASURY        INDEX (4,7)      EQUITY         BENCHMARK (6,7)
                   FEES           FEES       INDEX (2,7)         BILL                          INDEX (5,7)
                                                               INDEX (3,7)
------------------------------------------------------------------------------------------------------------------------------------
1 Year            9.5%           10.3%          10.7%              0.0%            13.7%          28.0%             12.9%
------------------------------------------------------------------------------------------------------------------------------------
2 Years           12.4%          13.2%           1.0%              0.0%            22.7%          14.8%              9.5%
------------------------------------------------------------------------------------------------------------------------------------
3 Years           11.1%          11.8%           2.1%              0.1%            20.4%          16.4%              9.6%
------------------------------------------------------------------------------------------------------------------------------------
4 Years           10.2%          10.8%           5.6%              0.1%            15.6%          14.3%              9.1%
------------------------------------------------------------------------------------------------------------------------------------
5 Years           11.0%          11.7%           6.1%              0.1%            15.5%          16.9%              9.9%
------------------------------------------------------------------------------------------------------------------------------------
6 Years           11.4%          12.1%           3.3%              0.1%            17.2%          18.7%             10.2%
------------------------------------------------------------------------------------------------------------------------------------
7 Years           8.5%            9.2%           5.5%              0.3%             7.3%           8.2%              6.3%
------------------------------------------------------------------------------------------------------------------------------------
8 Years           7.5%            8.1%           6.1%              0.9%             7.1%           4.9%              5.6%
------------------------------------------------------------------------------------------------------------------------------------
9 Years           8.1%            8.7%           5.5%              1.3%             8.0%           7.9%              6.5%
------------------------------------------------------------------------------------------------------------------------------------
10 Years          7.8%            8.4%           5.2%              1.5%             7.7%           8.3%              6.4%
------------------------------------------------------------------------------------------------------------------------------------
11 Years          8.6%            9.2%           5.1%              1.4%             8.0%          10.3%              6.9%
------------------------------------------------------------------------------------------------------------------------------------
12 Years (9)      9.7%           10.3%           4.8%              1.4%             9.6%          12.2%              7.7%
------------------------------------------------------------------------------------------------------------------------------------

1 The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedule for the Income Opportunity strategy: 0.80% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS[R] and has prepared and presented this report in compliance with the GIPS[R] standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS[R] standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS[R] standards. The Income Opportunity Strategy Composite has been examined for the periods January 1, 2003 through December 31, 2013. The verification and performance examination reports are available upon request.

2 The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

3 The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.

4 The S&P ([R]) 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

5 The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

6 The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3-Month Treasury Bill Index / 25% Citigroup 10-Yr. Treasury Note Index.

7 The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

8 Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

9    Inception date of the Income Opportunity Composite is January 1, 2003.


COMPARABLE FUND PERFORMANCE

WESTWOOD SHORT DURATION HIGH YIELD FUND

Anne Yobage, CFA (the "Portfolio Manager") is a co-founding member of the Sub-Adviser, and is primarily responsible for the day-to-day management of the Westwood Short Duration High Yield Fund's portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the "Comparable Fund") from its inception date April 2004, through May 2011 (the "Relevant Period"). The Comparable Fund, referred to as a "sub-fund," is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund ("Undertakings for Collective Investment in Transferable Securities"). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund, and the Portfolio Manager exercises the same level of authority and discretion in managing the Westwood Short Duration High Yield Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Short Duration High Yield Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as the Westwood Short Duration High Yield Fund as measured against the Bank of America Merrill Lynch US High Yield Master II Index (the "Index"), which is a representative index of the broader U.S. publicly issued corporate high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund is not subject to the same types of expenses to which the Westwood Short Duration High Yield Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Short Duration High Yield Fund. The expenses of the Westwood Short Duration High Yield Fund (gross and net of waivers and reimbursements) are estimated to be higher than the expenses of the Comparable Fund. If the Westwood Short Duration High Yield Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Short Duration High Yield Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

COMPARABLE FUND PERFORMANCE
(APRIL 1, 2004 THROUGH MAY 31, 2011)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE PORTFOLIO MANAGER IN MANAGING THE COMPARABLE FUND AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SHORT DURATION HIGH YIELD FUND.

--------------------------------------------------------------------------------------------
CALENDAR YEAR
TOTAL PRE-TAX
RETURNS (1)              2005          2006       2007       2008       2009       2010
--------------------------------------------------------------------------------------------
Comparable Fund (2)
                        2.87%         7.26%      4.58%      -9.01%     20.60%      9.20%
--------------------------------------------------------------------------------------------
Index (3)
                        2.74%        11.77%      2.15%     -26.39%     57.51%     15.19%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
AS OF 5/31/2011                                                                 SINCE
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (1)       1 YEAR    3 YEARS   5 YEARS    INCEPTION (4)
--------------------------------------------------------------------------------------------
COMPARABLE FUND (2)                            10.02%      6.47%     6.08%      5.70%
--------------------------------------------------------------------------------------------
INDEX (3)                                      18.09%     11.75%     9.34%      8.56%
--------------------------------------------------------------------------------------------

(1)  After tax returns would be lower than those shown.

(2) The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Westwood Short Duration High Yield Fund's portfolio manager, commenced operations on April 1, 2004.

(3) The BofA Merrill Lynch U.S. High Yield Master II Index ("Index") is a representative index of the broader U. S. publicly issued corporate high yield market, and is included solely for the purpose of comparing the Comparable Fund's historical performance against the performance of the broader high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund, however, was not and the Westwood Short Duration High Yield Fund is not managed towards the Index or any other benchmark.

(4)  Returns are shown from April 1, 2004 through May 31, 2011.

WESTWOOD EMERGING MARKETS FUND

Patricia Perez-Coutts, CFA (the "Portfolio Manager") is primarily responsible for the day-to-day management of the Westwood Emerging Markets Fund's portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the AGF Emerging Markets Fund (the "Comparable Fund") from its inception date June 2003, through April 2012 (the "Relevant Period"). The Comparable Fund belongs to the AGF Group of Funds, which are Canadian open-end mutual funds established under the laws of Ontario and managed by AGF Investments, Inc. Throughout the Relevant Period, the Portfolio Manager was identified to Comparable Fund shareholders as being responsible for exercising final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund and the Portfolio Manager will exercise the same level of authority and discretion in managing the Westwood Emerging Markets Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Emerging Markets Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Emerging Markets Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

The following tables set forth performance data relating to the historical performance of the MF Series class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the MSCI Emerging Markets Index (the "Comparable Index"). The Comparable Fund is not subject to the same types of expenses to which the Westwood Emerging Markets Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Emerging Markets Fund. The expenses of the Westwood Emerging Markets Fund (gross and net of waivers and reimbursements) are estimated to be higher than the expenses of the Comparable Fund. If the Westwood Emerging Markets Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

The performance results are calculated using Canadian dollars.

COMPARABLE FUND PERFORMANCE

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE PORTFOLIO MANAGER IN MANAGING THE COMPARABLE FUND AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD EMERGING MARKETS FUND.

-------------------------------------------------------------------------------------------
CALENDAR YEAR
TOTAL PRE-TAX
RETURNS (1)              2004     2005    2006    2007    2008    2009    2010    2011
-------------------------------------------------------------------------------------------
Comparable Fund (2)
                        16.6%    35.3%   40.4%   12.4%   -35.3%   60.3%   15.3%  -14.6%
-------------------------------------------------------------------------------------------
Comparable Index (3)
                        16.8%    31.2%   32.1%   18.6%   -41.4%   52.0%   13.0%  -16.2%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
AS OF 4/30/12                              1 YEAR   3 YEARS    5 YEARS     SINCE
AVERAGE ANNUAL TOTAL PRE-TAX                                             INCEPTION (4)
RETURNS (1)
-------------------------------------------------------------------------------------------
Comparable Fund (2)                        -4.38%    15.25%     4.05%      15.47%

-------------------------------------------------------------------------------------------
Comparable Index (3)                       -8.73%    11.59%     1.47%      12.51%

-------------------------------------------------------------------------------------------

(1)  After-tax returns would be lower than those shown.

(2) The AGF Emerging Markets Fund, a substantially similar fund previously managed by the Portfolio Manager, commenced operations on June 16, 2003.

(3) The MSCI Emerging Markets Index ("Comparable Index") is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Comparable Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Comparable Fund was benchmarked against the Comparable Index, and the Adviser will benchmark the Westwood Emerging Markets Fund to the Comparable Index.

(4)  Returns are shown from July 1, 2003 through April 30, 2012.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Class Shares of the Funds.

A Class Shares are for individual and institutional investors.

The Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund also offer Institutional Shares that are not subject to sales charges or distribution (12b-1) fees with a minimum initial investment of $100,000. Because Institutional Shares will always be a more favorable investment than A Class Shares for investments of $100,000 or more, the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund will generally not accept a purchase order for A Class Shares in the amount of $100,000 or more. While the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund will take reasonable steps to prevent investments of $100,000 or more in A Class Shares, they may not be able to identify such investments made through certain financial intermediaries or omnibus accounts. Although Institutional Shares may not be offered by your financial intermediary, you can purchase Institutional Shares directly from the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds' website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A. ABA#: 101000695 Westwood Funds DDA# 9871063178
Ref: Fund name/account name/share class/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form, plus the front-end sales charge. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of a Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the

Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

PURCHASES IN-KIND

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $5,000. A Class Shares of the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund are currently not available for purchase. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange A Class Shares, check a Fund's daily NAV or obtain additional information. Because shares of the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund are currently not available to investors, these Funds do not have a ticker symbol, CUSIP or Fund Code.

--------------------------------------------------------------------------------
FUND NAME                               TICKER SYMBOL   CUSIP   FUND CODE
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund                WWLAX     0075W0635     2685
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund            WWIAX     0075W0643     2686
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund     WSDAX     0075W0452     3987
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund              WWEAX     0075W0478     3985
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SALES CHARGES

FRONT-END SALES CHARGES -- A CLASS SHARES

The offering price of A Class Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

For the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund, the sales charges below apply:

---------------------------------------------------------------------------------------------------
                        YOUR SALES CHARGE AS A  YOUR SALES CHARGE AS A              DEALER
                              PERCENTAGE OF      PERCENTAGE OF YOUR             REALLOWANCE AS
 IF YOUR INVESTMENT IS:      OFFERING PRICE         NET INVESTMENT               PERCENTAGE OF
                                                                                OFFERING PRICE
---------------------------------------------------------------------------------------------------
 Less than $50,000                 5.00%                  5.26%                       5.00%
---------------------------------------------------------------------------------------------------
 $50,000 but less than             4.00%                  4.17%                       4.00%
 $100,000
---------------------------------------------------------------------------------------------------
 $100,000 but less than            3.00%                  3.09%                       3.00%
 $250,000
---------------------------------------------------------------------------------------------------
 $250,000 but less than            2.50%                  2.56%                       2.50%
 $500,000
---------------------------------------------------------------------------------------------------
 $500,000 and over                 2.00%                  2.04%                       2.00%
---------------------------------------------------------------------------------------------------

For the Westwood Short Duration High Yield Fund, the sales charges below apply:

---------------------------------------------------------------------------------------------------
                        YOUR SALES CHARGE AS A YOUR SALES CHARGE AS A                DEALER
                              PERCENTAGE OF      PERCENTAGE OF YOUR             REALLOWANCE AS
 IF YOUR INVESTMENT IS:      OFFERING PRICE         NET INVESTMENT               PERCENTAGE OF
                                                                                OFFERING PRICE
---------------------------------------------------------------------------------------------------
 Less than $100,000                2.25%                  2.30%                       2.00%
---------------------------------------------------------------------------------------------------
 $100,000 but less than            2.00%                  2.04%                       1.75%
 $250,000
---------------------------------------------------------------------------------------------------
 $250,000 but less than            1.50%                  1.52%                       1.25%
 $500,000
---------------------------------------------------------------------------------------------------
 $500,000 and over                 1.25%                  1.27%                       1.10%
---------------------------------------------------------------------------------------------------

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- A CLASS SHARES

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

     o    Through reinvestment of dividends and distributions;

     o Through an account advised or sub-advised by the Adviser or its affiliates;

     o By persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Class Shares");

     o By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

     o By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;

     o By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front- end sales charge;

     o Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor;

     o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor; and

     o    Certain other investors as deemed appropriate by the Adviser.

REPURCHASE OF A CLASS SHARES

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds' distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds' distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds' distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds' sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan for A Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for A Class Shares of each Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table sections of this Prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the prices of the Fund's foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Westwood Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging

Markets Plus Fund invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips," including exchanges, into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Westwood LargeCap Value, Westwood Global Equity, Westwood Global Dividend, Westwood Emerging Markets and Westwood Emerging Markets Plus Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Westwood Income Opportunity Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The Westwood Short Duration High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Internal Revenue Code. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a Regulated Investment Company under the Internal Revenue Code.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

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

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the A Class Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five fiscal years or the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.


WESTWOOD LARGECAP VALUE FUND -- A CLASS SHARES

                                            SELECTED PER SHARES DATA & RATIOS FOR A SHARE OUTSTANDING
                                                             THROUGHOUT THE YEAR ENDED
                                          OCTOBER        OCTOBER       OCTOBER        OCTOBER      OCTOBER
                                          31, 2014       31, 2013      31, 2012       31, 2011     31, 2010

NET ASSET VALUE, BEGINNING OF              $12.94         $11.28        $10.13         $9.67        $8.63
PERIOD                                     ------         ------        ------         -----        -----
INCOME (LOSS) FROM OPERATIONS:
   Net Investment Income (Loss)^^            0.09          0.11          0.12           0.10         0.07
  Net Realized and Unrealized Gains          1.62          2.59          1.15           0.42         1.05
    (Loss) on Investments                  ------         ------        ------         -----        -----
          Total from Operations              1.71          2.70          1.27           0.52         1.12
                                           ------         ------        ------         -----        -----
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from Net Investment             (0.08)        (0.13)        (0.12)         (0.06)       (0.08)
  Income
  Distributions from Realized Net           (1.53)        (0.91)           --             --           --
    Gains                                   ------         ------        ------         -----        -----
          Total Dividends and               (1.61)        (1.04)        (0.12)         (0.06)       (0.08)
          Distributions                    ------         ------        ------         -----        -----
NET ASSET VALUE, END OF PERIOD             $13.04        $12.94        $11.28         $10.13        $9.67
                                           ======        ======        ======         ======        =====
TOTAL RETURN++                              14.83%        26.19%        12.67%          5.37%       12.99%
                                           ======        ======        ======         ======        =====
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $6,031        $5,158        $4,595         $4,352       $5,320
Ratio of Expenses to Average Net             1.14%         1.16%         1.21% ^        1.25%^       1.25%^
Assets
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and             1.14%         1.16%         1.17%          1.16%        1.22%
   Recaptured Fees)
Ratio of Net Investment Income
   (Loss) to Average Net Assets              0.76%         0.96%         1.15%          1.02%        0.73%
Portfolio Turnover Rate                        47%           75%           40%            42%          57%

Amounts designated as "--" are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^   Calculation performed using average shares for the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


WESTWOOD INCOME OPPORTUNITY FUND -- A CLASS SHARES

                                                 SELECTED PER SHARES DATA & RATIOS FOR A SHARE OUTSTANDING
                                                                  THROUGHOUT THE YEAR ENDED
                                               OCTOBER        OCTOBER       OCTOBER        OCTOBER      OCTOBER
                                               31, 2014       31, 2013      31, 2012       31, 2011     31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD            $13.61         $12.32        $11.40         $11.07       $9.73
                                                ------         ------        ------         ------       -----
INCOME FROM OPERATIONS:
   Net Investment Income (Loss)^^                 0.22           0.23          0.28           0.30        0.27
   Net Realized and Unrealized Gains              1.21           1.24          0.87           0.26        1.41
                                                ------         ------        ------         ------       -----
   (Loss) on Investments
       Total from Operations                      1.43           1.47          1.15           0.56        1.68
                                                ------         ------        ------         ------       -----
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income          (0.15)         (0.18)        (0.23)         (0.23)      (0.34)
   Distributions from Realized Net Gains         (0.02)            --            --             --          --
                                                ------         ------        ------         ------       -----
  Total Dividends and Distributions              (0.17)         (0.18)        (0.23)         (0.23)      (0.34)
                                                ------         ------        ------         ------       -----
NET ASSET VALUE, END OF PERIOD                  $14.87         $13.61        $12.32         $11.40      $11.07
                                                ======         ======        ======         ======      ======
TOTAL RETURN++                                   10.56%         12.02%        10.22%          5.13%      17.55%+
                                                ======         ======        ======         ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $215,541       $145,866       $61,662        $25,262      $6,856
Ratio of Expenses to Average Net Assets           1.09%          1.11%^        1.15%^         1.15%^      1.15%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured              1.09%          1.11%         1.12%          1.14%       1.20%
   Fees)
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             1.55%          1.77%         2.37%          2.66%       2.59%
Portfolio Turnover Rate                             19%            24%           24%            26%         34%

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WESTWOOD SHORT DURATION HIGH YIELD FUND -- A CLASS SHARES

                                   SELECTED PER SHARES DATA & RATIOS FOR A SHARE
                                                      OUTSTANDING THROUGHOUT THE

                                                     YEAR ENDED    PERIOD ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        2014            2013(1)

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.12           $9.94
                                                       ------           -----
INCOME FROM OPERATIONS:
   Net Investment Income (Loss)^^                        0.39            0.15
   Net Realized and Unrealized Gains (Loss) on          (0.21)           0.18
      Investments                                      ------           -----
       Total from Operations                             0.18            0.33
                                                       ------           -----
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income                 (0.40)          (0.15)
   Distributions from Realized Net Gains                (0.01)             --
   Return of Capital                                       --(2)           --
                                                       ------           -----
  Total Dividends and Distributions                     (0.41)          (0.15)
                                                       ------           -----
NET ASSET VALUE, END OF PERIOD                          $9.89          $10.12
                                                       ======          ======
TOTAL RETURN++                                           1.77%+          3.32%+
                                                       ======          ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $1,110            $544
Ratio of Expenses to Average Net Assets                  1.15%           1.15%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured Fees)               1.18%           1.32%*
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                            3.91%           4.41%*
Portfolio Turnover Rate                                    36%             49%**


1    Commenced operations June 28, 2013.

2    Amount less than $0.01 per share.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Portfolio turnover is for the Fund for the year.

WESTWOOD EMERGING MARKETS FUND -- A CLASS SHARES

                                   SELECTED PER SHARES DATA & RATIOS FOR A SHARE
                                                      OUTSTANDING THROUGHOUT THE

                                                     YEAR ENDED    PERIOD ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        2014            2013(1)


NET ASSET VALUE, BEGINNING OF PERIOD                   $9.28           $10.00
                                                       -----           ------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment Income (Loss)^^                       0.10             0.11
   Net Realized and Unrealized Gains (Loss) on          0.10            (0.83)
      Investments                                      -----           ------
       Total from Operations                            0.20            (0.72)
                                                       -----           ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income                (0.07)              --
                                                       -----           ------
  Total Dividends and Distributions                    (0.07)              --
                                                       -----           ------
NET ASSET VALUE, END OF PERIOD                         $9.41            $9.28
                                                       =====            =====
TOTAL RETURN++                                          2.24%+          (7.20)%+
                                                       =====            =====
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $517             $890
Ratio of Expenses to Average Net Assets+                1.45%           1.45%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured Fees)              2.10%           2.82%*
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                           1.07%           1.45%*
Portfolio Turnover Rate**                                 28%             43%**


1    Commenced operations December 26, 2012.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.

WESTWOOD GLOBAL EQUITY FUND, WESTWOOD GLOBAL DIVIDEND FUND AND WESTWOOD EMERGING MARKETS PLUS FUND -- A CLASS SHARES

Because A Class Shares of these Funds had not commenced operations during the fiscal year ended October 31, 2014, financial highlights are not available.

                        THE ADVISORS' INNER CIRCLE FUND

                                 WESTWOOD FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

SUB-ADVISER (WESTWOOD SHORT DURATION HIGH YIELD FUND)

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, Connecticut 06830

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2015, includes detailed information about the Westwood Funds and The Advisors' Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-FUND-WHG (1-877-386-3944)

BY MAIL:      Westwood Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.westwoodfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U. S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-007-0900

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                 MARCH 1, 2015

                          WESTWOOD LARGECAP VALUE FUND
                              TICKER SYMBOL: WHGLX

                         WESTWOOD DIVIDEND GROWTH FUND
                              TICKER SYMBOL: WHGDX

                           WESTWOOD SMIDCAP PLUS FUND
                              TICKER SYMBOL: WHGPX

                             WESTWOOD SMIDCAP FUND
                              TICKER SYMBOL: WHGMX

                          WESTWOOD SMALLCAP VALUE FUND
                              TICKER SYMBOL: WHGSX

                        WESTWOOD INCOME OPPORTUNITY FUND
                              TICKER SYMBOL: WHGIX

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                              TICKER SYMBOL: WHGHX

                          WESTWOOD GLOBAL EQUITY FUND
                              TICKER SYMBOL: WWGEX

                         WESTWOOD GLOBAL DIVIDEND FUND
                              TICKER SYMBOL: WWGDX

                         WESTWOOD EMERGING MARKETS FUND
                              TICKER SYMBOL: WWEMX

                      WESTWOOD EMERGING MARKETS PLUS FUND
                                 TICKER SYMBOL:

                     WESTWOOD MLP AND STRATEGIC ENERGY FUND
                              TICKER SYMBOL: WMLPX

                     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
                              TICKER SYMBOL: WWHYX

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE
WESTWOOD LARGECAP VALUE FUND ..............................................    1
     FUND INVESTMENT OBJECTIVE ............................................    1
     FUND FEES AND EXPENSES ...............................................    1
     PRINCIPAL INVESTMENT STRATEGIES ......................................    2
     PRINCIPAL RISKS ......................................................    2
     PERFORMANCE INFORMATION ..............................................    4
     INVESTMENT ADVISER ...................................................    5
     PORTFOLIO MANAGERS ...................................................    5
     PURCHASE AND SALE OF FUND SHARES .....................................    5
WESTWOOD DIVIDEND GROWTH FUND .............................................    7
     FUND INVESTMENT OBJECTIVES ...........................................    7
     FUND FEES AND EXPENSES ...............................................    7
     PRINCIPAL INVESTMENT STRATEGIES ......................................    8
     PRINCIPAL RISKS ......................................................    8
     PERFORMANCE INFORMATION ..............................................   10
     INVESTMENT ADVISER ...................................................   11
     PORTFOLIO MANAGERS ...................................................   11
     PURCHASE AND SALE OF FUND SHARES .....................................   11
WESTWOOD SMIDCAP PLUS FUND ................................................   12
     FUND INVESTMENT OBJECTIVE ............................................   12
     FUND FEES AND EXPENSES ...............................................   12
     PRINCIPAL INVESTMENT STRATEGIES ......................................   13
     PRINCIPAL RISKS ......................................................   13
     PERFORMANCE INFORMATION ..............................................   15
     INVESTMENT ADVISER ...................................................   16
     PORTFOLIO MANAGERS ...................................................   16
     PURCHASE AND SALE OF FUND SHARES .....................................   16
WESTWOOD SMIDCAP FUND .....................................................   18
     FUND INVESTMENT OBJECTIVE ............................................   18
     FUND FEES AND EXPENSES ...............................................   18
     PRINCIPAL INVESTMENT STRATEGIES ......................................   19
     PRINCIPAL RISKS ......................................................   19
     PERFORMANCE INFORMATION ..............................................   21
     INVESTMENT ADVISER ...................................................   22
     PORTFOLIO MANAGERS ...................................................   22
     PURCHASE AND SALE OF FUND SHARES .....................................   22

WESTWOOD SMALLCAP VALUE FUND ..............................................   24
     FUND INVESTMENT OBJECTIVE ............................................   24
     FUND FEES AND EXPENSES ...............................................   24
     PRINCIPAL INVESTMENT STRATEGIES ......................................   25
     PRINCIPAL RISKS ......................................................   25
     PERFORMANCE INFORMATION ..............................................   27
     INVESTMENT ADVISER ...................................................   28
     PORTFOLIO MANAGERS ...................................................   28
     PURCHASE AND SALE OF FUND SHARES .....................................   28
WESTWOOD INCOME OPPORTUNITY FUND ..........................................   30
     FUND INVESTMENT OBJECTIVES ...........................................   30
     FUND FEES AND EXPENSES ...............................................   30
     PRINCIPAL INVESTMENT STRATEGIES ......................................   31
     PRINCIPAL RISKS ......................................................   31
     PERFORMANCE INFORMATION ..............................................   34
     INVESTMENT ADVISER ...................................................   35
     PORTFOLIO MANAGERS ...................................................   35
     PURCHASE AND SALE OF FUND SHARES .....................................   35
WESTWOOD SHORT DURATION HIGH YIELD FUND ...................................   36
     FUND INVESTMENT OBJECTIVE ............................................   36
     FUND FEES AND EXPENSES ...............................................   36
     PRINCIPAL INVESTMENT STRATEGIES ......................................   37
     PRINCIPAL RISKS ......................................................   38
     PERFORMANCE INFORMATION ..............................................   39
     INVESTMENT ADVISERS ..................................................   40
     PORTFOLIO MANAGER ....................................................   40
     PURCHASE AND SALE OF FUND SHARES .....................................   40
WESTWOOD GLOBAL EQUITY FUND ...............................................   42
     FUND INVESTMENT OBJECTIVE ............................................   42
     FUND FEES AND EXPENSES ...............................................   42
     PRINCIPAL INVESTMENT STRATEGIES ......................................   43
     PRINCIPAL RISKS ......................................................   43
     PERFORMANCE INFORMATION ..............................................   45
     INVESTMENT ADVISER ...................................................   46
     PORTFOLIO MANAGERS ...................................................   46
     PURCHASE AND SALE OF FUND SHARES .....................................   46
WESTWOOD GLOBAL DIVIDEND FUND .............................................   47
     FUND INVESTMENT OBJECTIVE ............................................   47
     FUND FEES AND EXPENSES ...............................................   47
     PRINCIPAL INVESTMENT STRATEGIES ......................................   48
     PRINCIPAL RISKS ......................................................   48
     PERFORMANCE INFORMATION ..............................................   50
     INVESTMENT ADVISER ...................................................   51
     PORTFOLIO MANAGER ....................................................   51
     PURCHASE AND SALE OF FUND SHARES .....................................   51

WESTWOOD EMERGING MARKETS FUND ............................................   52
     FUND INVESTMENT OBJECTIVE ............................................   52
     FUND FEES AND EXPENSES ...............................................   52
     PRINCIPAL INVESTMENT STRATEGIES ......................................   53
     PRINCIPAL RISKS ......................................................   53
     PERFORMANCE INFORMATION ..............................................   55
     INVESTMENT ADVISER ...................................................   56
     PORTFOLIO MANAGER ....................................................   56
     PURCHASE AND SALE OF FUND SHARES .....................................   56
WESTWOOD EMERGING MARKETS PLUS FUND .......................................   57
     FUND INVESTMENT OBJECTIVE ............................................   57
     FUND FEES AND EXPENSES ...............................................   57
     PRINCIPAL INVESTMENT STRATEGIES ......................................   58
     PRINCIPAL RISKS ......................................................   58
     PERFORMANCE INFORMATION ..............................................   60
     INVESTMENT ADVISER ...................................................   60
     PORTFOLIO MANAGER ....................................................   61
     PURCHASE AND SALE OF FUND SHARES .....................................   61
WESTWOOD MLP AND STRATEGIC ENERGY FUND ....................................   62
     FUND INVESTMENT OBJECTIVE ............................................   62
     FUND FEES AND EXPENSES ...............................................   62
     PRINCIPAL INVESTMENT STRATEGIES ......................................   63
     PRINCIPAL RISKS ......................................................   64
     PERFORMANCE INFORMATION ..............................................   68
     INVESTMENT ADVISER ...................................................   68
     PORTFOLIO MANAGERS ...................................................   68
     PURCHASE AND SALE OF FUND SHARES .....................................   68
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND ....................................   70
     FUND INVESTMENT OBJECTIVE ............................................   70
     FUND FEES AND EXPENSES ...............................................   70
     PRINCIPAL INVESTMENT STRATEGIES ......................................   71
     PRINCIPAL RISKS ......................................................   72
     PERFORMANCE INFORMATION ..............................................   75
     INVESTMENT ADVISERS ..................................................   75
     PORTFOLIO MANAGERS ...................................................   75
     PURCHASE AND SALE OF FUND SHARES .....................................   75

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL
     INTERMEDIARY COMPENSATION ............................................   77
MORE INFORMATION ABOUT RISK ...............................................   78
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   83
INFORMATION ABOUT PORTFOLIO HOLDINGS ......................................   84
INVESTMENT ADVISER ........................................................   84
INVESTMENT SUB-ADVISER ....................................................   86
PORTFOLIO MANAGERS ........................................................   87
RELATED PERFORMANCE DATA OF THE ADVISER ...................................   91
COMPARABLE FUND PERFORMANCE ...............................................   98
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
RELATED PERFORMANCE DATA ..................................................  101
PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................  105
SHAREHOLDER SERVICING ARRANGEMENTS ........................................  112
PAYMENTS TO FINANCIAL INTERMEDIARIES ......................................  113
OTHER POLICIES ............................................................  113
DIVIDENDS AND DISTRIBUTIONS ...............................................  116
TAXES .....................................................................  116
FINANCIAL HIGHLIGHTS ......................................................  119
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

Institutional Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase.

                          WESTWOOD LARGECAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood LargeCap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                           INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    0.14%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1)                          0.89%
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $91         $284         $493         $1,096
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                             2007               12.52%
                             2008              (31.81)%
                             2009               13.84%
                             2010               12.11%
                             2011               (0.91)%
                             2012               16.10%
                             2013               30.03%
                             2014               11.85%

                         BEST QUARTER        WORST QUARTER
                            13.13%              (19.34)%
                         (12/31/2011)         (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                    SINCE
WESTWOOD LARGECAP VALUE FUND --                                                   INCEPTION
INSTITUTIONAL                                          1 YEAR       5 YEARS       (06/28/06)
--------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                              11.85%       13.41%          7.25%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS               7.80%       11.43%          6.03%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND           8.60%       10.51%          5.67%
   SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION        13.45%       15.42%          7.20%
  FOR FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Mark R. Freeman, CFA, Chief Investment Officer and Senior Portfolio Manager, has managed the Fund since its inception in 2006.

Mr. Scott D. Lawson, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2006.

Ms. Lisa Dong, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2008.

Mr. Matthew Lockridge, Vice President and Portfolio Manager, has managed the Fund since 2012.

Dr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                         WESTWOOD DIVIDEND GROWTH FUND

FUND INVESTMENT OBJECTIVES

The primary investment objective of the Westwood Dividend Growth Fund (the "Fund") is to seek to provide a growing stream of income over time. A secondary objective of the Fund is to seek to provide long-term capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    0.16%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1)                          0.91%
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets. This contractual arrangement shall continue in effect until February 28, 2016 and shall thereafter continue in effect until its termination by shareholders of the Fund. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                       $93         $290        $504       $1,120
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest primarily in the stocks of companies of any size, from larger, well-established companies, which are preferred by the Adviser, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities. For purposes of this policy, dividend paying equity securities include common stock, preferred stock, royalty trusts and trust preferred securities. The Fund may also invest in real estate investment trusts ("REITs"). The Fund will not invest more than 20% of its net assets in REITs. The Fund may invest up to 25% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts ("ADRs").

The Adviser pursues the Fund's objectives by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation and dividend growth. In selecting investments, the portfolio managers seek to identify dividend-paying issuers with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends. The Adviser generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell. The Adviser will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and

Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

TRUST PREFERRED SECURITIES RISK -- Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944). The Fund acquired the assets and assumed the historical performance of another fund (the "Predecessor Fund") on February 5, 2011. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the Predecessor Fund.

                              2005                8.04%
                              2006                7.13%
                              2007                1.38%
                              2008              (31.86)%
                              2009               36.76%
                              2010                9.03%
                              2011                3.49%
                              2012               10.43%
                              2013               31.05%
                              2014               11.52%

                         BEST QUARTER        WORST QUARTER
                            16.45%              (21.36)%
                         (06/30/2009)         (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WESTWOOD DIVIDEND GROWTH                                                     SINCE INCEPTION
FUND -- INSTITUTIONAL                        1 YEAR    5 YEARS    10 YEARS     (08/06/01)
--------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                    11.52%    12.73%      7.13%         6.33%
FUND RETURNS AFTER TAXES ON                   7.92%    10.40%      5.62%         5.20%
DISTRIBUTIONS
FUND RETURNS AFTER TAXES ON                   8.35%     9.80%      5.54%         5.01%
DISTRIBUTIONS AND SALE OF FUND SHARES
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR     13.69%    15.45%      7.67%         6.20%
  FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Christopher J. MacDonald, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Matthew Lockridge, Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Michael Wall, Associate Vice President and Portfolio Manager, has managed the Fund since its inception in 2011. Mr. Wall also assisted with the management of the Predecessor Fund portfolio since 2004.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                           WESTWOOD SMIDCAP PLUS FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood SMidCap Plus Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Other Expenses                                                             0.23%
                                                                           -----
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                             0.07%
--------------------------------------------------------------------------------
     Other Operating Expenses                               0.16%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       0.98%
--------------------------------------------------------------------------------
Plus Fees Recovered                                                        0.02%
                                                                           -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                             1.00%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                  $102        $314        $544       $1,203
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-and mid-cap companies to be those companies with market capitalizations between $2 billion and $20 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such companies would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 45-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. REITs are susceptible to the risks associated with direct ownership of real estate or mortgages, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; prepayment of mortgages during periods of declining interest rates; inability of mortgagors/tenants to make loan/rent payments; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                             2012             15.14%
                             2013             34.15%
                             2014              6.94%

                        BEST QUARTER       WORST QUARTER
                           12.13%             (6.14)%
                        (03/31/2013)        (06/30/2012)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


WESTWOOD SMIDCAP PLUS FUND --                                    SINCE INCEPTION
INSTITUTIONAL                                       1 YEAR          (03/28/11)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                            6.94%           11.10%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            5.92%           10.45%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            4.47%            8.66%
  AND SALE OF FUND SHARES
RUSSELL 2500 INDEX (REFLECTS NO DEDUCTION FOR        7.07%           13.04%
  FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Ragen R. Stienke, CFA, Senior Vice President and Senior Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Prashant Inamdar, CFA, Vice President and Portfolio Manager, has managed the Fund since 2013.

Mr. Grant L. Taber, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Thomas C. Lieu, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                             WESTWOOD SMIDCAP FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood SMidCap Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Other Expenses                                                             0.20%
                                                                           -----
--------------------------------------------------------------------------------
    Shareholder Servicing Fees                              0.11%
--------------------------------------------------------------------------------
    Other Operating Expenses                                0.09%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1)                                   0.95%
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                     $97       $303         $525       $1,166
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 45-75 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.
 Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                              2006           20.60%
                              2007           10.47%
                              2008          (27.43)%
                              2009           34.27%
                              2010           26.38%
                              2011           (2.29)%
                              2012           12.88%
                              2013           33.80%
                              2014            4.85%

                         BEST QUARTER      WORST QUARTER
                            16.84%           (22.22)%
                         (09/30/2009)      (09/30/2011)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        SINCE
                                                                      INCEPTION
WESTWOOD SMIDCAP FUND -- INSTITUTIONAL            1 YEAR    5 YEARS   (12/19/05)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                         4.85%     14.35%     10.83%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS         2.18%     12.40%      9.60%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS         4.96%     11.31%      8.73%
  AND SALE OF FUND  SHARES
RUSSELL 2500 INDEX (REFLECTS NO DEDUCTION         7.07%     16.36%      8.76%
  FOR FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Ragen R. Stienke, CFA, Senior Vice President and Senior Portfolio Manager, has managed the Fund since its inception in 2005.

Mr. Prashant Inamdar, CFA, Vice President and Portfolio Manager, has managed the Fund since 2013.

Mr. Grant L. Taber, CFA, Vice President and Portfolio Manager, has managed the Fund since 2008.

Mr. Thomas C. Lieu, CFA, Vice President and Portfolio Manager, has managed the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                          WESTWOOD SMALLCAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood SmallCap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                            0.85%
--------------------------------------------------------------------------------
Other Expenses                                                             0.27%
                                                                         -------
--------------------------------------------------------------------------------
      Shareholder Servicing Fees                            0.11%
--------------------------------------------------------------------------------
      Other Operating Expenses                              0.16%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.12%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                        (0.02)%
                                                                         -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                             1.10%
    Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                      $112       $354       $615        $1,361
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).


                             2008             (32.11)%
                             2009              20.42%
                             2010              23.23%
                             2011              (1.40)%
                             2012              18.13%
                             2013              49.39%
                             2014               6.05%

                         BEST QUARTER       WORST QUARTER
                            19.36%             (26.09)%
                         (12/31/2011)        (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        SINCE
WESTWOOD SMALLCAP VALUE FUND --                                       INCEPTION
INSTITUTIONAL                                    1 YEAR    5 YEARS    (04/02/07)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                        6.05%     17.86%      7.80%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS        4.20%     16.42%      6.92%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS        4.32%     14.14%      6.03%
   AND SALE OF FUND SHARES
RUSSELL 2000 VALUE INDEX (REFLECTS NO            4.22%     14.26%      5.17%
  DEDUCTION FOR FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. William Costello, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2010.

Ms. Lisa Dong, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2007.

Mr. Fred G. Rowsey, Portfolio Manager and Research Analyst, has managed the Fund since 2013.

Mr. Matthew Lockridge, Vice President and Portfolio Manager, has managed the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                        WESTWOOD INCOME OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVES

The primary investment objective of the Westwood Income Opportunity Fund (the "Fund") is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.75%
--------------------------------------------------------------------------------
Other Expenses                                                      0.09%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                     0.02%
                                                                    -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1,2)                          0.86%
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                     $88        $274        $477       $1,061
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FIXED INCOME RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK -- Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK -- The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                           2006             12.60%
                           2007              0.43%
                           2008             (4.58)%
                           2009             12.18%
                           2010             13.77%
                           2011              7.10%
                           2012              7.95%
                           2013             14.49%
                           2014              9.10%

                       BEST QUARTER      WORST QUARTER
                           8.46%            (5.49)%
                       (03/31/2013)      (09/30/2011)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
WESTWOOD INCOME OPPORTUNITY FUND --                                                      INCEPTION
INSTITUTIONAL                                                       1 YEAR    5 YEARS    (12/19/05)
---------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                           9.10%      10.44%      7.83%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                           8.29%       9.85%      6.94%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND          5.59%       8.21%      6.05%
SHARES
CITIGROUP 10-YEAR TREASURY INDEX (REFLECTS NO DEDUCTION FOR         10.72%      6.10%      5.56%
  FEES, EXPENSES OR TAXES)
CITIGROUP 3-MONTH TREASURY BILL INDEX (REFLECTS NO DEDUCTION        0.03%       0.07%      1.30%
  FOR FEES, EXPENSES OR TAXES)
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   13.69%     15.45%      7.85%
FTSE NAREIT U.S. EQUITY INDEX (REFLECTS NO DEDUCTION FOR FEES,      28.03%     16.91%      7.90%
  EXPENSES, OR TAXES)
25/25/25/25 BLENDED BENCHMARK INDEX (REFLECTS NO DEDUCTION FOR      12.88%      9.85%      6.45%
  FEES, EXPENSES OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Mark R. Freeman, CFA, Chief Investment Officer and Senior Portfolio Manager, has managed the Fund since its inception in 2005.

Mr. Todd L. Williams, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

WESTWOOD SHORT DURATION HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Short Duration High Yield Fund (the "Fund") is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                    0.75%
--------------------------------------------------------------------------------
Other Expenses                                                     0.18%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.93%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                 (0.03)%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     0.90%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                      $92       $293        $512        $1,140
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser"). The Fund may invest in securities of any rating, including securities that are in default.

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. Accordingly, the Sub-Adviser seeks to achieve less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios by maintaining a duration to worst for the Fund that is significantly shorter than that of traditional high yield portfolios. The Fund also invests in high yield securities of non-U.S. companies, and the Sub-Adviser expects that the Fund's investments in non-U.S. companies will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security;
(ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

LIQUIDITY RISK -- Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

VALUATION RISK -- A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

PRIVATE PLACEMENTS RISK -- Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

FOREIGN SECURITIES RISK -- Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                              2012            6.08%
                              2013            5.15%
                              2014           (1.11)%

                         BEST QUARTER      WORST QUARTER
                             2.53%            (1.75)%
                         (09/30/2013)      (12/31/2014)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WESTWOOD SHORT DURATION HIGH YIELD FUND --                       SINCE INCEPTION
INSTITUTIONAL                                        1 YEAR         (12/28/11)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                            (1.11)%          3.31%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            (2.87)%          1.42%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND        (0.61)%          1.76%
  SALE OF FUND SHARES
BOFA MERRILL LYNCH U.S. HIGH YIELD INDEX              2.50%           8.41%
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
  OR TAXES)

INVESTMENT ADVISERS

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Anne Yobage, CFA, Lead Portfolio Manager and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                          WESTWOOD GLOBAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Global Equity Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.80%
--------------------------------------------------------------------------------
Other Expenses                                                    1.20%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              2.00%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                (1.00)%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                    1.00%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                    $102       $531         $985       $2,247
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                            2013               17.65%
                            2014               (3.40)%

                        BEST QUARTER        WORST QUARTER
                            7.55%              (3.40)%
                        (09/30/2013)        (09/30/2014)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


WESTWOOD GLOBAL EQUITY FUND --                                   SINCE INCEPTION
INSTITUTIONAL                                         1 YEAR        (12/26/12)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                             (3.40)%         6.83%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS             (3.55)%         6.63%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS             (1.58)%         5.37%
  AND SALE OF FUND SHARES
MSCI ACWI (REFLECTS NO DEDUCTION FOR FEES,             4.70%         13.75%
  EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, and Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, have managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                         WESTWOOD GLOBAL DIVIDEND FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Global Dividend Fund (the "Fund") is to seek long-term capital appreciation and dividend income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                    0.80%
--------------------------------------------------------------------------------
Other Expenses                                                     2.06%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               2.86%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                 (1.86)%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.00%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                    $102       $710        $1,344      $3,051
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market, offer an attractive opportunity for price appreciation and dividend growth, and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation, consistency of earnings growth and the ability, or prospective ability, to pay dividends. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such company.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                             2013               15.74%
                             2014               (1.06)%

                         BEST QUARTER        WORST QUARTER
                             6.43%              (3.30)%
                         (09/30/2013)        (09/30/2014)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


WESTWOOD GLOBAL DIVIDEND FUND --                                 SINCE INCEPTION
INSTITUTIONAL                                         1 YEAR        (12/26/12)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                             (1.06)%         7.07%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS             (1.80)%         6.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS             (0.27)%         5.42%
  AND SALE OF FUND SHARES
MSCI ACWI (REFLECTS NO DEDUCTION FOR FEES,             4.70%         13.75%
  EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, has managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                         WESTWOOD EMERGING MARKETS FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Emerging Markets Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.95%
--------------------------------------------------------------------------------
Other Expenses                                                    0.91%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              1.86%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                (0.66)%
                                                                  -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                    1.20%
Reductions and/or Expense Reimbursements (1)
--------------------------------------------------------------------------------

(1) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                    $122       $521        $944       $2,126
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                            2013            (13.03)%
                            2014              4.31%

                       BEST QUARTER        WORST QUARTER
                           9.97%              (10.13)%
                       (06/30/2014)        (06/30/2013)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014

This table compares the Fund's Institutional Shares' average annual total returns for periods ended December 31, 2014 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WESTWOOD EMERGING MARKETS FUND --                                SINCE INCEPTION
INSTITUTIONAL                                        1 YEAR        (12/26/12)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                            4.31%          (4.39)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            4.18%          (4.47)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            2.93%          (3.15)%
   AND SALE OF FUND SHARES
MSCI EMERGING MARKETS INDEX (REFLECTS NO            (1.82)%         (1.62)%
  DEDUCTION FOR FEES, EXPENSES, OR TAXES)

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                      WESTWOOD EMERGING MARKETS PLUS FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Emerging Markets Plus Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                    0.95%
--------------------------------------------------------------------------------
Other Expenses (1)                                                 1.06%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (1)                                0.01%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               2.02%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                 (0.81)%
                                                                  ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.21%
Reductions and/or Expense Reimbursements (2)
--------------------------------------------------------------------------------

(1) Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Institutional Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                              1 YEAR       3 YEARS
--------------------------------------------------------------------------------
                               $123         $555
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

DERIVATIVES RISK -- The Fund's use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund has not commenced operations and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGER

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, is expected to manage the Fund upon its inception.

PURCHASE AND SALE OF FUND SHARES

Institutional Shares of the Fund are currently not available for purchase.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.

                     WESTWOOD MLP AND STRATEGIC ENERGY FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood MLP and Strategic Energy Fund (the "Fund") is to seek to provide total return through a combination of capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.85%
--------------------------------------------------------------------------------
Other Expenses (1)                                                  2.41%
                                                                   -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                3.26%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                  (2.26)%
                                                                   -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                      1.00%
Reductions and/or Expense Reimbursements (2)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                            1 YEAR            3 YEARS
--------------------------------------------------------------------------------
                             $102              $564
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in MLPs and other energy-related investments. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. MLPs and other energy-related investments are:

(i) Master Limited Partnerships ("MLPs") that are publicly traded and treated as partnerships for U. S. federal income tax purposes, which are involved in "energy-related activities," including the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources ("energy-related MLPs").

(ii) Companies structured as MLPs that have elected to be taxed as corporations for U.S. federal income tax purposes, which are involved in energy-related activities.

(iii) I-Shares issued by MLP affiliates, substantially all of whose assets consist of units or ownership interests of an affiliated energy-related MLP.

(iv) Companies other than MLPs that derive at least 50% of their revenues or operating income from energy-related activities, including energy-related utilities companies.

(v) Exchange-traded notes whose returns are linked to the returns of energy-related MLPs or indices thereof.

(vi) Exchange-traded, open-end or closed-end funds that invest primarily in energy-related MLPs or their affiliates.

(vii) Instruments that provide economic exposure to each type of investment listed in items (i) through (vi) above, including derivative instruments, such as futures contracts, forward contracts, options and swaps.

The Fund may invest in companies of any market capitalization, and may invest in initial public offerings. The Fund may invest in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest no more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships ("QPTPs") for U.S. federal income tax purposes. This limitation does not apply to I-Shares issued by MLP affiliates that are not treated as partnerships, or another type of pass-through entity, for U.S. federal income tax purposes.

The Fund will concentrate its investments in the securities of companies in the energy industries. The Fund is also classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

In deciding which securities to purchase for the Fund, the Adviser employs a proprietary fundamental bottom-up approach, which includes generating investment ideas and identifying companies with a favorable reward/risk ratio and certain other characteristics.

The Adviser considers the following security characteristics before investing:

o    Current price and yield

o    Price target and upside potential

o    Downside risk

o    Discounted cash flows

o    Valuation multiples

o    Distribution growth

The Adviser creates proprietary models based on a set of inputs -- risk-adjusted discount rates and oil and natural gas price curves -- which produce reward/risk ratios based on the price targets and downside risk scenarios.

In addition to a favorable reward/risk ratio, the Adviser also seeks to invest in companies with the following characteristics:

o    Solid balance sheet

o    Readily identifiable value drivers

o    An experienced, prudent management team

o    Access to capital and favorable cost of capital

o    A history of successful execution

o    Well-positioned assets

o    Stable long-term contracts

o    Equitable cash flow sharing with limited partners

In deciding whether to sell a security for the Fund, the Adviser utilizes sell signals, which include, but are not limited to: a security reaching a predetermined price target, a change to a company's fundamentals that make the reward/risk profile less attractive, or a need to improve the overall reward/risk profile of the Fund. To control the risk of negative price movements, the Adviser reviews a security for sale when it perceives negative changes to the investment thesis or when the price declines 15% over 30 days.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The performance of securities issued by MLP affiliates, including I-Shares, primarily depends on the performance of the affiliated MLP. The risks and uncertainties that affect an MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities issued by that MLP's affiliate. I-Shares may trade at a market price below that of the affiliated MLP and may be less liquid than securities of the affiliated MLP.

ENERGY INDUSTRIES RISK -- The Fund is subject to the risk of concentrating investments in the energy industries, which makes it more susceptible to factors adversely affecting issuers within those industries than a fund investing in a more diversified portfolio of securities. A downturn in the energy industries could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy industries may lag the performance of other industries or the broader market as a whole. Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Investments in energy-related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies are also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

INITIAL PUBLIC OFFERING ("IPO") RISK -- The market value of shares in an IPO may fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

FIXED INCOME RISK -- Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or "junk bonds." Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

EXCHANGE-TRADED NOTE ("ETN") RISK -- An ETN is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. The Fund could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct



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ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. A Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

TAX RISK -- The Fund intends to qualify each year as a regulated investment company (a "RIC") for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet requirements including with respect to the diversification of its assets. In particular, the Fund may not invest more than 25% of its total assets in the securities of entities treated as QPTPs for U.S. federal income tax purposes, including certain MLPs. If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income.

INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in the energy industries. Concentration in particular industries subjects the Fund to the risks associated with those industries. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting those industries than funds investing in a broader range of industries.

NON-DIVERSIFICATION RISK - The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.



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

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Todd L. Williams, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2014.

Mr. Matthew Na, CFA, Portfolio Manager and Research Analyst, has managed the Fund since its inception in 2014.

Mr. Hollis Ghobrial, CFA, Vice President, Portfolio Manager and Research Analyst, has managed the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).



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If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.






























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                     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Opportunistic High Yield Fund (the "Fund") is to seek to maximize total return through a high level of current income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                           0.55%
--------------------------------------------------------------------------------
Other Expenses                                                            3.44%
                                                                         -----
--------------------------------------------------------------------------------
    Shareholder Servicing Fees                              0.15%
--------------------------------------------------------------------------------
    Other Operating Expenses (1)                            3.29%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (1)                                       0.01%
                                                                          -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      4.00%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                        (3.24)%
                                                                         -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                            0.76%
Reductions and/or Expense Reimbursements (2)
--------------------------------------------------------------------------------

(1) Other Operating Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75% of the Fund's Institutional Shares' average daily net assets until February 28, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



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--------------------------------------------------------------------------------
                            1 YEAR          3 YEARS
--------------------------------------------------------------------------------
                             $78             $595
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of the 80% policy, high yield securities include "junk bonds" (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser")), as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund's portfolio, or to otherwise enhance the Fund's return.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.



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

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

BANK LOANS RISK -- Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

U.S. GOVERNMENT SECURITIES RISK -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

ZERO COUPON BONDS RISK -- The value of zero coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund's share price to fall.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

EMERGING MARKET COMPANY RISK -- Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

REGIONAL FOCUS RISK -- To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

WARRANTS RISK -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

DERIVATIVES RISK -- The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund's use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

VALUATION RISK -- A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade securities accurately.

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

INVESTMENT ADVISERS

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Ms. Hannah Strasser, CFA, Lead Portfolio Manager, and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2014.

Mr. Ryan Carrington, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 77 OF THE PROSPECTUS.
































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SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


































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MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser's and the Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Westwood MLP and Strategic Energy Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

EQUITY RISK (ALL FUNDS) -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships ("MLPs") and royalty trusts, shares of real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

WARRANTS RISK (WESTWOOD INCOME OPPORTUNITY FUND, WESTWOOD GLOBAL EQUITY FUND, WESTWOOD GLOBAL DIVIDEND FUND, WESTWOOD EMERGING MARKETS FUND AND WESTWOOD EMERGING MARKETS PLUS FUND) -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

FIXED INCOME RISK (WESTWOOD DIVIDEND GROWTH FUND, WESTWOOD INCOME OPPORTUNITY FUND, WESTWOOD SHORT DURATION HIGH YIELD FUND, WESTWOOD MLP AND STRATEGIC ENERGY FUND AND WESTWOOD OPPORTUNISTIC HIGH YIELD FUND) -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Due


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to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Funds may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or further increase volatility in the fixed income markets. In response to these events, the Funds' values may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds' liquidity or force the Funds to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK (ALL FUNDS) -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs and GDRs) can be more volatile than investments in U.S. companies.
 Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

HIGH YIELD ("JUNK") BOND RISK (WESTWOOD DIVIDEND GROWTH FUND, WESTWOOD INCOME OPPORTUNITY FUND, WESTWOOD SHORT DURATION HIGH YIELD FUND, WESTWOOD MLP AND STRATEGIC ENERGY FUND AND WESTWOOD OPPORTUNISTIC HIGH YIELD FUND) -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged


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(indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

BANK LOANS RISK (WESTWOOD OPPORTUNISTIC HIGH YIELD FUND ONLY) -- Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK (WESTWOOD OPPORTUNISTIC HIGH YIELD FUND) -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is



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generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

ENERGY INDUSTRIES RISK (WESTWOOD MLP AND STRATEGIC ENERGY FUND) -- The Fund is subject to the risk of concentrating investments in the energy industries, which makes it more susceptible to factors adversely affecting issuers within those industries than a fund investing in a more diversified portfolio of securities. A downturn in the energy industries could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy industries may lag the performance of other industries or the broader market as a whole. The profitability of companies in the energy industries is related to worldwide energy prices and costs related to energy production. The energy industries are cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy industries may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy industries also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy industries may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Investments in energy-related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies also are subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

DERIVATIVES RISK (WESTWOOD GLOBAL EQUITY FUND, WESTWOOD GLOBAL DIVIDEND FUND, WESTWOOD EMERGING MARKETS FUND, WESTWOOD EMERGING MARKETS PLUS FUND, WESTWOOD MLP AND STRATEGIC ENERGY FUND AND WESTWOOD OPPORTUNISTIC HIGH YIELD FUND) -- A Fund's use of futures contracts, forward contracts, options, swaps and participatory notes is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives


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are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

     OPTIONS. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.


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     SWAPS. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

     A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

     PARTICIPATORY NOTES. Participatory Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them.

     Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue Participatory Notes which are designed to replicate the performance of certain issuers and markets. The performance results of Participatory Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a Participatory Notes typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund and Westwood SmallCap Value Fund is to seek long-term capital appreciation. The primary investment objective of the Westwood Dividend Growth Fund is to seek to provide a growing stream of income over time. A secondary objective of the Westwood Dividend Growth Fund is to seek to provide long-term capital appreciation and current income. The primary investment objective of the Westwood Income Opportunity Fund is to provide current income. A secondary objective of the Westwood Income Opportunity Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the Westwood Short Duration High Yield Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objective of the Westwood Global Equity Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund is to seek long-term capital appreciation. The investment objective of the Westwood Global Dividend Fund is to seek long-term capital appreciation and dividend income. The investment objective of the Westwood MLP and Strategic Energy Fund is to seek to provide total return through a combination of capital appreciation and current income. The investment objective of the Westwood Opportunistic High Yield Fund is to seek to maximize total return through a high level of current income and capital appreciation. The investment objectives of the Westwood LargeCap Value Fund, Westwood SMidCap Fund and Westwood SmallCap Value Fund are fundamental and cannot be changed without shareholder approval. The investment objective for the Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Emerging Markets Plus Fund, Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.


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The investments and strategies described in this Prospectus are those that the
Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, the Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, and Westwood Emerging Markets Plus Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. The Westwood Emerging Markets Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Short Duration High Yield Fund, Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield Fund will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2014, the Adviser had approximately $17.2 billion in assets under management.

The Adviser makes investment decisions for the Funds, except for the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and continuously reviews, supervises and administers each Fund's investment program. In addition, the Adviser oversees the Sub-Adviser (as defined below) to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.



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In rendering investment advisory services to the Westwood Global Equity Fund,
Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. ("Westwood International"), an affiliate of the Adviser. Westwood International is not registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended. Westwood International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which Westwood International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

     WESTWOOD LARGECAP VALUE FUND                            0.75%
     WESTWOOD DIVIDEND GROWTH FUND                           0.75%
     WESTWOOD SMIDCAP PLUS FUND                              0.75%
     WESTWOOD SMIDCAP FUND                                   0.75%
     WESTWOOD SMALLCAP VALUE FUND                            0.85%
     WESTWOOD INCOME OPPORTUNITY FUND                        0.75%
     WESTWOOD SHORT DURATION HIGH YIELD FUND                 0.75%
     WESTWOOD GLOBAL EQUITY FUND                             0.80%
     WESTWOOD GLOBAL DIVIDEND FUND                           0.80%
     WESTWOOD EMERGING MARKETS FUND                          0.95%
     WESTWOOD EMERGING MARKETS PLUS FUND                     0.95%
     WESTWOOD MLP AND STRATEGIC ENERGY FUND                  0.85%
     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND                  0.55%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Shares of the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of each Fund:

     WESTWOOD LARGECAP VALUE FUND                            1.00%
     WESTWOOD DIVIDEND GROWTH FUND                           1.00%
     WESTWOOD SMIDCAP PLUS FUND                              1.00%
     WESTWOOD SMIDCAP FUND                                   1.25%
     WESTWOOD SMALLCAP VALUE FUND                            1.10%
     WESTWOOD INCOME OPPORTUNITY FUND                        0.90%
     WESTWOOD SHORT DURATION HIGH YIELD FUND                 0.90%
     WESTWOOD GLOBAL EQUITY FUND                             1.00%
     WESTWOOD GLOBAL DIVIDEND FUND                           1.00%
     WESTWOOD EMERGING MARKETS FUND                          1.20%
     WESTWOOD EMERGING MARKETS PLUS FUND                     1.20%
     WESTWOOD MLP AND STRATEGIC ENERGY FUND                  1.00%
     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND                  0.75%

To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Funds. With the exception of the Westwood MLP and Strategic Energy Fund, the Westwood Opportunistic High Yield Fund and the Westwood Dividend Growth Fund, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, February 28, 2016. With respect to the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, February 28, 2017. With respect to the Westwood Dividend Growth Fund, the contractual arrangement shall continue in effect until February 28, 2016 and shall thereafter continue in effect until its termination by shareholders of the Westwood Dividend Growth Fund.

In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund's expense cap, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

For the fiscal year ended October 31, 2014, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

     WESTWOOD LARGECAP VALUE FUND                            0.75%
     WESTWOOD DIVIDEND GROWTH FUND                           0.75%
     WESTWOOD SMIDCAP PLUS FUND                              0.77%
     WESTWOOD SMIDCAP FUND                                   0.75%
     WESTWOOD SMALLCAP VALUE FUND                            0.83%
     WESTWOOD INCOME OPPORTUNITY FUND                        0.75%
     WESTWOOD SHORT DURATION HIGH YIELD FUND                 0.72%
     WESTWOOD GLOBAL EQUITY FUND                             None
     WESTWOOD GLOBAL DIVIDEND FUND                           None
     WESTWOOD EMERGING MARKETS FUND                          0.29%
     WESTWOOD EMERGING MARKETS PLUS FUND                     N/A(1)
     WESTWOOD MLP AND STRATEGIC ENERGY FUND                  N/A(1)
     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND                  N/A(1)

(1) The Fund had not commenced operations as of the fiscal year ended October 31, 2014.

A discussion regarding the basis for the Board's approval of the Westwood LargeCap Value, Westwood Dividend Growth, Westwood SMidCap Plus, Westwood SMidCap, Westwood SmallCap Value, Westwood Income Opportunity, Westwood Short Duration High Yield, Westwood Global Equity, Westwood Global Dividend, Westwood Emerging Markets and Westwood Emerging Markets Plus Funds' investment advisory agreements is available in the Funds' Annual Report dated October 31, 2014, which covers the period from November 1, 2013 to October 31, 2014. A discussion regarding the basis for the Board's approval of the Westwood MLP and Strategic Energy and Westwood Opportunistic High Yield Funds' investment advisory agreements will be available in the Funds' first Semi-Annual Report to Shareholders, which will cover the period from the Funds' inceptions to April 30, 2015.

INVESTMENT SUB-ADVISER

SKY Harbor Capital Management, LLC (the "Sub-Adviser"), a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the

Funds' investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser's principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2014, the Sub-Adviser had approximately $7.37 billion in assets under management.

PORTFOLIO MANAGERS

The Westwood LargeCap Value Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Income Opportunity Fund and the Westwood MLP and Strategic Energy Fund are each managed by a portfolio management team. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team.

Mr. Mark R. Freeman, CFA, has served as Chief Investment Officer and Senior Portfolio Manager for the Adviser since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer for the Adviser from December 2010 until 2012, and as Senior Vice President and Portfolio Manager from 2006 to 2010. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman has served on the portfolio team for the Westwood LargeCap Value Fund since its inception in 2006 and the Westwood Income Opportunity Fund since its inception in 2005. Mr. Freeman participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 26 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Portfolio Manager since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the Westwood LargeCap Value Fund since the Fund's inception in 2006. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 25 years of investment experience.

Dr. Varun V. Singh, PhD, CFA, has served as Vice President and Research Analyst for the Adviser since February 2012. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2013. Prior to joining the Adviser, Dr. Singh served as Vice President and equity analyst at Wellington Management Company, LLP from 2005 to 2012. From 2003 to 2005 Dr. Singh worked at Robert W. Baird & Co. as an equity analyst. Dr. Singh is a member of the CFA Institute and the Boston Security Analyst Society. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Dr. Singh has more than 11 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since February 2012. Prior to this appointment, he served as Vice President and Portfolio Manager for the Adviser from 2005 until 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams graduated from Southern Methodist University with a BBA in Finance and is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Williams has served on the portfolio team for the Westwood Income Opportunity Fund since the Fund's inception in 2005 and has served on the portfolio team for the Westwood MLP and Strategic Energy Fund since the Fund's inception in 2014. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Williams has more than 19 years of investment experience.

Mr. Matthew Na, CFA, has served as a Research Analyst for the Adviser since 2008. Mr. Na graduated from The University of Texas at Austin with a BBA in Finance and minor in Accounting. While pursuing his degree, he worked with two independent financial advisors and was also a Peer Career Advisor at the McCombs School of Business. Mr. Na is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Na has served on the portfolio team for the Westwood MLP and Strategic Energy Fund since the Fund's inception in 2014. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Na has more than seven years of investment experience.

Ms. Lisa Dong, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since December 2010. Prior to this appointment, she served as Vice President and Portfolio Manager for the Adviser from June 2005 to December 2010. She joined the Adviser in 2000 and served as Assistant Vice President and Research Analyst from October 2001 to July 2005. Ms. Dong has served on the portfolio team for the Westwood LargeCap Value Fund since 2008, and she has served on the portfolio team for the Westwood SmallCap Value Fund since the Fund's inception in 2007. Ms. Dong participates in the investment decision process. She has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Ms. Dong has more than 17 years of investment experience.

Mr. Ragen R. Stienke, CFA, has served as Senior Vice President and Senior Portfolio Manager for the Adviser since February 2012. Prior to this appointment, he served as Senior Vice President and Portfolio Manager for the Adviser from 2010 until 2012, as Vice President and Portfolio Manager for the Adviser from July 2006 to December 2010, and served as Assistant Vice President and Research Analyst from November 2004, when he joined the Adviser, until July 2006. Prior to joining the Adviser, he worked for UBS Investment Bank in the research department, where he spent 3 years as a software strategist and 2 years as a U.S. equity strategist. Mr. Stienke has served on the portfolio team for the Westwood SMidCap Fund since its inception in 2005 and the Westwood SMidCap Plus Fund since its inception in 2011. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Stienke has more than 18 years of investment experience.

Mr. William E. Costello, CFA, has served as Senior Vice President and Portfolio Manager since joining the Adviser in July 2010. He has served on the portfolio team for the Westwood SmallCap Value Fund since 2010. Prior to joining the Adviser, Mr. Costello was a Portfolio Manager and Director of Research at the Boston Company, where he worked from 1997 to 2009, and he worked at Delphi Management as a generalist equity analyst from 1992 until 1997. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Costello has more than 27 years of investment experience.

Mr. Prashant Inamdar, CFA, has served as Vice President and Portfolio Manager for the Adviser since November 2013. He joined the Adviser as a Vice President and Research Analyst in June 2013. Prior to joining the Adviser, Mr. Inamdar served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. From 2010 to 2012, Mr. Inamdar served as a Vice President of Research at Chilton Investment Company, and from 2000 to 2009, he served as a Securities Analyst at Stark Investments. He has served on the portfolio team for the Westwood SMidCap Fund and Westwood SMidCap Plus Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Inamdar has more than 14 years of investment experience.

Mr. Fred G. Rowsey has served as Portfolio Manager and Research Analyst for the Adviser since November 2013. He joined the Adviser in July 2010 as a Research Associate. Prior to joining the Adviser, Mr. Rowsey was a student at Harvard University, graduating in May 2010 with a BA in Economics. He has served on the portfolio team for the Westwood SmallCap Value Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Rowsey has more than four years of investment experience.

Mr. Grant L. Taber, CFA, has served as Vice President and Portfolio Manager since joining the Adviser in March 2008. He has served on the portfolio team for the Westwood SMidCap Fund since 2008 and the Westwood SMidCap Plus Fund since its inception in 2011. Prior to joining the Adviser, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. He worked at Bear Stearns from 2001 until 2004, where he served as Senior Associate. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Taber has more than 15 years of investment experience.

Mr. Thomas C. Lieu, CFA, has served as Vice President and Portfolio Manager since joining the Adviser in August 2010. He has served on the portfolio team for the Westwood SMidCap Fund since 2010 and the Westwood SMidCap Plus Fund since its inception in 2011. Prior to joining the Adviser, Mr. Lieu worked as a Senior Analyst at Persistency Capital from 2006 to 2010. From 2000 until 2006, he was employed at Banc of America Securities as a Senior Associate, and he worked as an analyst at Lazard Asset Management from 1997 to 2000. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lieu has more than 17 years of investment experience.

Mr. Hollis Ghobrial, CFA, has served as a Vice President, Portfolio Manager and Research Analyst for the Adviser since 2014. Before joining the Adviser, Mr. Ghobrial served as an Assistant Portfolio Manager and Senior Research Analyst at Salient Partners. Mr. Ghobrial earned his MBA from Rice University and his BS in Finance from Trinity University. Mr. Ghobrial is a member of the CFA Institute and the CFA Society of Houston. Mr. Ghobrial has served on the portfolio team for the Westwood MLP and Strategic Energy Fund since the Fund's inception in 2014. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Ghobrial has more than 12 years of investment experience.

Mr. Matthew R. Lockridge has served as Vice President and Portfolio Manager since joining the Adviser in May 2010. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2012, the Westwood Dividend Growth Fund since its inception in 2011 and the Westwood SmallCap Value Fund since 2010. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lockridge has more than 13 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Senior Vice President and Portfolio Manager since 2011. Prior to this appointment, he served the Adviser as Vice President and Research Analyst from 1997 to 2011. He joined the Advisor in 1994 as a Research Analyst. Mr. MacDonald has served on the portfolio team for the Westwood Dividend Growth Fund since its inception in 2011. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. MacDonald has more than 25 years of investment experience.

Mr. Michael Wall, has served as Associate Vice President, Research Analyst since joining the Advisor in November 2010, when the Advisor acquired McCarthy Group Advisors ("MGA"). He has served on the portfolio team for the Westwood Dividend Growth Fund since its inception in 2011. Mr. Wall joined MGA in 2004 as Research Analyst, where he assisted with the management of the Predecessor Fund. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Wall has more than 18 years of investment experience.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund are, and, upon its inception, the Westwood Emerging Markets Plus Fund is expected to be, managed by the following individuals. Ms. Patricia Perez-Coutts, CFA serves as the lead portfolio manager of the Westwood Emerging Markets Fund and is expected to serve as lead portfolio manager of the Westwood Emerging Markets Plus Fund upon its inception. Mr. Thomas Pinto Basto, CFA serves as the lead portfolio manager of the Westwood Global Dividend Fund. Ms. Perez-Coutts and Mr. Pinto Basto serve as co-lead portfolio managers of the Westwood Global Equity Fund. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and, while the portfolio managers are ultimately responsible for the investment decisions in the strategies, the investment process is driven by proprietary team-oriented, in-depth, fundamental research. To that end, each research analyst on the global research team is able to assume responsibility as a sector portfolio manager and support all of the accounts managed in each of the Adviser's global and emerging markets investment strategies.

Ms. Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in May 2012 and moved to Westwood International in August 2012 after having managed emerging markets portfolios for eleven years for AGF Investments, Inc. Prior to 2001, she served as Vice President and Portfolio Manager for AIM Trimark Investments, Vice President of Research for First Mercantile Corporation and as Economist for Peru's Institute of Foreign Trade. She earned an Honors BA in Economics from Pontifica Universidad del Peru and a BA in Mathematics for Commerce from York University. Ms. Perez-Coutts participates in the investment decision process. She has authority to direct trading for the Funds and is also responsible for representing the Funds to investors. Ms. Perez-Coutts has more than 29 years of investment experience.

Mr. Thomas Pinto Basto, CFA, Vice President and Portfolio Manager, joined Westwood International in May 2012 after having served on the global equity and emerging markets investment teams for over six years for AGF Investments, Inc. Prior to 2005, he served as a corporate strategy consultant with Deloitte Consulting in Canada and Hong Kong and as a Global Analyst for both fixed income and equities with Altamira Management. Mr. Pinto Basto earned a BA in Economics from Carleton University. He is a member of the CFA Institute and the Toronto Society of Financial Analysts. Mr. Pinto Basto participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Pinto Basto has more than 21 years of investment experience.

The Westwood Short Duration High Yield Fund is managed by Ms. Anne Yobage, CFA, co-founder of the Sub-Adviser. The Westwood Opportunistic High Yield Fund is managed by Ms. Hannah Strasser, CFA, co-founder of the Sub-Adviser, and Mr. Ryan Carrington, CFA. The Sub-Adviser also manages institutional separate accounts. The investment process for the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Anne Yobage, CFA has served as the lead portfolio manager for the Westwood Short Duration High Yield Fund since its inception in 2011. Prior to co-founding the Sub-Adviser, she was a senior portfolio manager at AXA Investment Managers ("AXA IM") from September 2001 to June 2011. Prior to joining AXA IM, Ms. Yobage co-founded Cardinal Capital Management ("Cardinal") in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset Management ("Deltec") from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody's high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 27 years of high yield investment experience.

Ms. Hannah Strasser, CFA, co-founded the Sub-Adviser in 2011 and has served as portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. Previously, Ms. Strasser was the Head of US Fixed Income and a senior portfolio manager at AXA Investment Managers. Ms. Strasser holds a B.A. from Amherst College and has the CFA professional designation. Ms. Strasser participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Strasser has more than 32 years of investment experience.

Mr. Ryan Carrington, CFA, is a Portfolio Manager/Analyst for the Sub-Adviser and has served as portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. He serves as backup portfolio manager for the Broad High Yield Market strategy. He was previously a senior investment analyst in high yield research at GE Asset Management covering the utility, media/cable and pipeline sectors. Mr. Carrington holds a BA from Brigham Young University and has the CFA professional designation. Mr. Carrington participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Carrington has more than 14 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts, each referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. Complete lists and descriptions of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Moreover, the performance shown does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the Composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composites.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

PERFORMANCE INFORMATION FOR THE ADVISER'S LARGECAP VALUE STRATEGY COMPOSITE(1) (JANUARY 1, 2003 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD LARGECAP VALUE FUND.

----------------------------------------------------------------------------------------------------------
            TOTAL       TOTAL       RUSSELL                                   TOTAL ASSETS   PERCENTAGE OF
        RETURN (NET     RETURN       1000         NUMBER                       AT END OF      FIRM ASSETS
YEAR      OF FEES)    (GROSS OF      VALUE          OF       DISPERSION (4)      PERIOD
                        FEES)     INDEX (2,3)   PORTFOLIOS                    ($ MILLIONS)
----------------------------------------------------------------------------------------------------------
2014       12.2%        13.0%        13.5%         29            0.2            $4,082.6         21.5%
----------------------------------------------------------------------------------------------------------
2013       30.0%        30.7%        32.5%         36            0.3            $5,322.6         30.1%
----------------------------------------------------------------------------------------------------------
2012       16.4%        16.8%        17.5%         39            0.3            $4,521.7         34.4%
----------------------------------------------------------------------------------------------------------
2011       -0.3%         0.0%         0.4%         42            0.3            $4,982.2         41.6%
----------------------------------------------------------------------------------------------------------
2010       13.3%        13.7%        15.5%         47            0.3            $5,057.0         48.0%
----------------------------------------------------------------------------------------------------------
2009       14.2%        14.5%        19.7%         46            0.5            $4,375.5         46.9%
----------------------------------------------------------------------------------------------------------
2008      -32.7%       -32.4%       -36.9%         36            0.3            $3,142.0         48.1%
----------------------------------------------------------------------------------------------------------
2007       12.9%        13.3%        -0.2%         34            0.3            $2,921.7         41.1%
----------------------------------------------------------------------------------------------------------
2006       19.5%        19.9%        22.3%         32            0.1            $2,368.8         43.4%
----------------------------------------------------------------------------------------------------------
2005       15.3%        15.8%         7.1%         32            0.3            $2,656.2         57.7%
----------------------------------------------------------------------------------------------------------
2004       13.7%        14.2%        16.5%         39            0.3            $2,572.6         67.7%
----------------------------------------------------------------------------------------------------------
2003       24.3%        24.8%        30.0%         42            0.5            $2,341.3         61.4%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
--------------------------------------------------------------------------------
                        ADVISER'S
                    COMPOSITE RETURNS
--------------------------------------------------------------------------------
TIME PERIOD    NET OF FEES      GROSS OF FEES      RUSSELL 1000 VALUE
                                                      INDEX (2,3)
--------------------------------------------------------------------------------
    1 Year        12.2%              13.0%               13.5%
--------------------------------------------------------------------------------
   2 Years        20.8%              21.5%               22.6%
--------------------------------------------------------------------------------
   3 Years        19.3%              19.9%               20.9%
--------------------------------------------------------------------------------
   4 Years        14.1%              14.6%               15.4%
--------------------------------------------------------------------------------
   5 Years        13.9%              14.4%               15.4%
--------------------------------------------------------------------------------
   6 Years        14.0%              14.4%               16.1%
--------------------------------------------------------------------------------
   7 Years         5.7%               6.1%                6.5%
--------------------------------------------------------------------------------
   8 Years         6.6%               7.0%                5.6%
--------------------------------------------------------------------------------
   9 Years         7.9%               8.4%                7.3%
--------------------------------------------------------------------------------
  10 Years         8.6%               9.1%                7.3%
--------------------------------------------------------------------------------
  11 Years         9.1%               9.6%                8.1%
--------------------------------------------------------------------------------
  12 Years        10.3%              10.7%                9.8%
--------------------------------------------------------------------------------
  13 Years         8.0%               8.4%                7.6%
--------------------------------------------------------------------------------
  14 Years         6.7%               7.2%                6.6%
--------------------------------------------------------------------------------
  15 Years         7.1%               7.6%                6.6%
--------------------------------------------------------------------------------
  16 Years         7.5%               8.0%                6.7%
--------------------------------------------------------------------------------
  17 Years         8.2%               8.7%                7.2%
--------------------------------------------------------------------------------
  18 Years         9.5%              10.0%                8.6%
--------------------------------------------------------------------------------
  19 Years        10.3%              10.8%                9.2%
--------------------------------------------------------------------------------
  20 Years        11.6%              12.2%               10.5%
--------------------------------------------------------------------------------
  21 Years        11.2%              11.8%                9.9%
--------------------------------------------------------------------------------
  22 Years        11.5%              12.1%               10.3%
--------------------------------------------------------------------------------
  23 Years        11.4%              12.0%               10.4%
--------------------------------------------------------------------------------
  24 Years        11.8%              12.4%               11.0%
--------------------------------------------------------------------------------
  25 Years        10.8%              11.5%               10.1%
--------------------------------------------------------------------------------
  26 Years        11.6%              12.2%               10.7%
--------------------------------------------------------------------------------
  27 Years        11.7%              12.4%               11.1%
--------------------------------------------------------------------------------
  28 Years (5)    11.5%              12.2%               10.7%
--------------------------------------------------------------------------------

(1) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows for the LargeCap Value strategy: 0.75% annually on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS(R) and has prepared and presented this report in compliance with the GIPS(R) standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS(R) standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS(R) standards. The LargeCap Value Strategy Composite has been examined for the periods January 1, 1995 through December 31, 2013. The verification and performance examination reports are available upon request.

(2) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.

(3) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(4) Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

(5)  Inception date of the LargeCap Value Composite is January 1, 1987.

PERFORMANCE INFORMATION FOR THE ADVISER'S SMIDCAP STRATEGY COMPOSITE (1) (JANUARY 1, 2003 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SMIDCAP FUND.

----------------------------------------------------------------------------------------------------------
YEAR       TOTAL         TOTAL       RUSSELL       NUMBER     DISPERSION (4)     TOTAL         PERCENTAGE
         RETURN (NET     RETURN       2500           OF                        ASSETS AT       OF FIRM
          OF FEES)     (GROSS OF   INDEX (2,3)   PORTFOLIOS                      END OF          ASSETS
                          FEES)                                                  PERIOD
                                                                              ($ MILLIONS)
----------------------------------------------------------------------------------------------------------
2014        5.0%          5.8%         7.1%          19           0.4           $2,300.8         12.1%
----------------------------------------------------------------------------------------------------------
2013       34.2%         35.1%        36.8%          19           0.3           $2,356.3         13.3%
----------------------------------------------------------------------------------------------------------
2012       13.8%         14.2%        17.9%          21           0.4           $1,914.3         14.6%
----------------------------------------------------------------------------------------------------------
2011       -1.8%         -1.2%        -2.5%          22           0.2           $1,959.6         16.4%
----------------------------------------------------------------------------------------------------------
2010       27.2%         28.1%        26.7%          23           0.4           $1,877.2         17.8%
----------------------------------------------------------------------------------------------------------
2009       34.3%         35.0%        34.4%          21           0.5           $1,559.7         16.7%
----------------------------------------------------------------------------------------------------------
2008      -26.7%        -26.4%       -36.8%          16           0.2             $917.4         14.0%
----------------------------------------------------------------------------------------------------------
2007       11.7%         12.3%         1.4%          14           0.3           $1,091.2         15.3%
----------------------------------------------------------------------------------------------------------
2006       21.6%         22.2%        16.2%           9           0.2             $784.5         14.4%
----------------------------------------------------------------------------------------------------------
2005       20.5%         20.8%         8.1%           4           0.1             $554.9         12.0%
----------------------------------------------------------------------------------------------------------
2004       27.6%         28.1%        18.3%           2           0.1              $77.9          2.1%
----------------------------------------------------------------------------------------------------------
2003       33.6%         34.1%        45.5%           2           0.3              $50.5          1.3%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
--------------------------------------------------------------------------------
                                  ADVISER'S
                             COMPOSITE RETURNS
--------------------------------------------------------------------------------
 TIME PERIOD         NET OF FEES       GROSS OF FEES          RUSSELL
                                                           2500 INDEX (2,3)
--------------------------------------------------------------------------------
      1 Year             5.0%              5.8%                  7.1%
--------------------------------------------------------------------------------
     2 Years            18.7%             19.6%                  21.0%
--------------------------------------------------------------------------------
     3 Years            17.0%             17.8%                  20.0%
--------------------------------------------------------------------------------
     4 Years            12.0%             12.7%                  13.9%
--------------------------------------------------------------------------------
     5 Years            14.9%             15.6%                  16.4%
--------------------------------------------------------------------------------
     6 Years            17.9%             18.7%                  19.2%
--------------------------------------------------------------------------------
     7 Years            10.2%             10.8%                  8.9%
--------------------------------------------------------------------------------
     8 Years            10.4%             11.0%                  7.9%
--------------------------------------------------------------------------------
     9 Years            11.6%             12.2%                  8.8%
--------------------------------------------------------------------------------
    10 Years            12.4%             13.0%                  8.7%
--------------------------------------------------------------------------------
    11 Years            13.7%             14.3%                  9.6%
--------------------------------------------------------------------------------
    12 Years            15.3%             15.9%                  12.2%
--------------------------------------------------------------------------------
    13 Years            14.1%             14.7%                  9.5%
--------------------------------------------------------------------------------
    14 Years            12.1%             12.6%                  8.9%
--------------------------------------------------------------------------------
    15 Years            11.7%             12.3%                  8.6%
--------------------------------------------------------------------------------
    16 Years            12.8%             13.3%                  9.5%
--------------------------------------------------------------------------------
    17 Years            12.8%             13.3%                  9.0%
--------------------------------------------------------------------------------
Since Inception
     (7/1/97)           13.5%             14.0%                  9.4%
--------------------------------------------------------------------------------


(1) The calculation of returns is computed on a monthly basis starting July 1, 1997 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows for the SMidCap strategy: 0.85% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS(R) and has prepared and presented this report in compliance with the GIPS(R) standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS(R) standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS(R) standards. The SMidCap Strategy Composite has been examined for the periods July 1, 1997 through December 31, 2013. The verification and performance examination reports are available upon request.

(2) The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, which contains the 3,000 largest stocks in the U.S. based on total market capitalization.

(3) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(4) Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

PERFORMANCE INFORMATION FOR THE ADVISER'S SMALLCAP VALUE STRATEGY
COMPOSITE (1)
(JANUARY 1, 2004 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SMALLCAP VALUE FUND.

---------------------------------------------------------------------------------------------------------
        TOTAL RETURN   TOTAL RETURN    RUSSELL     NUMBER     DISPERSION (4)   TOTAL ASSETS    PERCENTAGE
       (NET OF FEES)    (GROSS OF       2000         OF                          AT END OF      OF FIRM
                         FEES)         VALUE      PORTFOLIOS                      PERIOD         ASSETS
YEAR                                INDEX (2,3)                                ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
2014        6.1%          7.1%          4.2%         10          0.3              $386.7          2.0%
---------------------------------------------------------------------------------------------------------
2013       50.0%         50.9%         34.5%          9          0.5              $327.0          1.8%
---------------------------------------------------------------------------------------------------------
2012       18.4%         19.0%         18.1%          9          0.4              $210.3          1.6%
---------------------------------------------------------------------------------------------------------
2011       -1.3%         -0.6%         -5.5%          9          0.6              $201.9          1.7%
---------------------------------------------------------------------------------------------------------
2010       23.7%         24.6%         24.5%          8          1.0              $204.6          1.9%
---------------------------------------------------------------------------------------------------------
2009       20.6%         21.4%         20.6%         11          0.3              $242.2          2.6%
---------------------------------------------------------------------------------------------------------
2008      -31.4%        -31.0%        -28.9%          9          0.4              $177.2          2.7%
---------------------------------------------------------------------------------------------------------
2007        3.2%          3.6%         -9.8%          5          0.9              $134.5          1.9%
---------------------------------------------------------------------------------------------------------
2006       23.7%         24.1%         23.5%          4          0.2              $125.7          2.3%
---------------------------------------------------------------------------------------------------------
2005       10.1%         10.5%          4.7%          3          0.5               $38.0          0.8%
---------------------------------------------------------------------------------------------------------
2004       28.1%         28.4%         22.3%          3          0.3               $37.7          1.0%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
--------------------------------------------------------------------------------
                                  ADVISER'S
                             COMPOSITE RETURNS
--------------------------------------------------------------------------------
 TIME PERIOD         NET OF FEES       GROSS OF FEES          RUSSELL 2000
                                                           VALUE INDEX (2,3)
--------------------------------------------------------------------------------
1 Year                  6.1%               7.1%                   4.2%
--------------------------------------------------------------------------------
2 Years                26.1%              27.1%                  18.4%
--------------------------------------------------------------------------------
3 Years                23.5%              24.4%                  18.3%
--------------------------------------------------------------------------------
4 Years                16.8%              17.6%                  11.8%
--------------------------------------------------------------------------------
5 Years                18.1%              18.9%                  14.3%
--------------------------------------------------------------------------------
6 Years                18.5%              19.3%                  15.3%
--------------------------------------------------------------------------------
7 Years                 9.6%              10.4%                   7.6%
--------------------------------------------------------------------------------
8 Years                 8.8%               9.5%                   5.3%
--------------------------------------------------------------------------------
9 Years                10.4%              11.0%                   7.1%
--------------------------------------------------------------------------------
10 Years               10.4%              11.0%                   6.9%
--------------------------------------------------------------------------------
11 Years (5)           11.9%              12.5%                   8.2%
--------------------------------------------------------------------------------

(1) The calculation of returns is computed on a monthly basis starting January 1, 2004 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows for the SmallCap Value strategy: 1.00% on the first $10 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS(R) and has prepared and presented this report in compliance with the GIPS(R) standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS(R) standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS(R) standards. The SmallCap Value Strategy Composite has been examined for the periods January 1, 2004 through December 31, 2013. The verification and performance examination reports are available upon request.

(2) The Russell 2000 Value Index is an unmanaged market index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

(3) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(4) Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

(5)  Inception date of the SmallCap Value Composite is January 1, 2004.

PERFORMANCE INFORMATION FOR THE ADVISER'S INCOME OPPORTUNITY STRATEGY COMPOSITE (1)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2014)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD INCOME OPPORTUNITY FUND.

-------------------------------------------------------------------------------------------------------
YEAR      TOTAL      TOTAL      CITIGROUP     CITIGROUP      S&P 500       NAREIT          BLENDED
          RETURN    RETURN      TREASURY      3-MONTH      INDEX (4,7)      U.S.       BENCHMARK (6,7)
         (NET OF   (GROSS OF     10-YEAR       TREASURY                    EQUITY
          FEES)      FEES)     INDEX (2,7)       BILL                    INDEX (5,7)
                                              INDEX (3,7)
-------------------------------------------------------------------------------------------------------
2014       9.5%      10.3%        10.7%           0.0%         13.7%        28.0%            12.9%
-------------------------------------------------------------------------------------------------------
2013      15.3%      16.1%        -7.9%           0.1%         32.4%         2.9%             6.2%
-------------------------------------------------------------------------------------------------------
2012       8.7%       9.1%         4.2%           0.1%         16.0%        19.7%            10.0%
-------------------------------------------------------------------------------------------------------
2011       7.4%       8.1%        17.0%           0.1%          2.1%         8.3%             7.3%
-------------------------------------------------------------------------------------------------------
2010      14.5%      15.2%         8.1%           0.1%         15.1%        28.0%            13.1%
-------------------------------------------------------------------------------------------------------
2009      13.3%      13.9%        -9.9%           0.2%         26.5%        28.0%            12.0%
-------------------------------------------------------------------------------------------------------
2008      -7.1%      -6.7%        20.3%           1.8%        -37.0%       -37.7%           -14.6%
-------------------------------------------------------------------------------------------------------
2007       0.2%       0.8%         9.8%           4.7%          5.5%       -15.7%             1.0%
-------------------------------------------------------------------------------------------------------
2006      13.5%      14.1%         1.4%           4.8%         15.8%        35.1%            13.7%
-------------------------------------------------------------------------------------------------------
2005       5.4%       5.7%         2.0%           3.0%          4.9%        12.2%             5.7%
-------------------------------------------------------------------------------------------------------
2004      16.3%      16.8%         4.9%           1.2%         10.9%        31.6%            12.0%
-------------------------------------------------------------------------------------------------------
2003      23.2%      23.5%         1.3%           1.1%         28.7%        37.1%            16.3%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------
    NUMBER     DISPERSION (8)     TOTAL      PERCENTAGE
      OF                        ASSETS AT        OF
  PORTFOLIOS                      END OF        FIRM
                                  PERIOD       ASSETS
                              ($ MILLIONS)
--------------------------------------------------------
       9          0.5           $3,468.8       18.3%
--------------------------------------------------------
       9          1.0           $2,213.2       12.5%
--------------------------------------------------------
       9          0.4           $1,279.5        9.7%
--------------------------------------------------------
       5          0.3             $759.8        6.3%
--------------------------------------------------------
       3          0.8             $313.2        3.0%
--------------------------------------------------------
       3          1.3             $203.5        2.2%
--------------------------------------------------------
       3          4.3             $144.1        2.2%
--------------------------------------------------------
       3          1.1             $190.6        2.7%
--------------------------------------------------------
       5          0.2             $235.0        4.3%
--------------------------------------------------------
      20          0.3             $119.6        2.6%
--------------------------------------------------------
       2          0.3              $32.7        0.9%
--------------------------------------------------------
       2          0.2              $18.9        0.5%
--------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (SINCE INCEPTION THROUGH 12/31/2014)
------------------------------------------------------------------------------------------------------------------------------------
                         ADVISER'S
                    COMPOSITE RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                              CITIGROUP         CITIGROUP           S&P          NAREI
                                              TREASURY          3-MONTH             500          T U.S.            BLENDED
 TIME PERIOD      NET OF        GROSS OF      10-YEAR           TREASURY        INDEX (4,7)      EQUITY         BENCHMARK (6,7)
                   FEES           FEES       INDEX (2,7)         BILL                          INDEX (5,7)
                                                               INDEX (3,7)
------------------------------------------------------------------------------------------------------------------------------------
1 Year            9.5%           10.3%          10.7%              0.0%            13.7%          28.0%             12.9%
------------------------------------------------------------------------------------------------------------------------------------
2 Years           12.4%          13.2%           1.0%              0.0%            22.7%          14.8%              9.5%
------------------------------------------------------------------------------------------------------------------------------------
3 Years           11.1%          11.8%           2.1%              0.1%            20.4%          16.4%              9.6%
------------------------------------------------------------------------------------------------------------------------------------
4 Years           10.2%          10.8%           5.6%              0.1%            15.6%          14.3%              9.1%
------------------------------------------------------------------------------------------------------------------------------------
5 Years           11.0%          11.7%           6.1%              0.1%            15.5%          16.9%              9.9%
------------------------------------------------------------------------------------------------------------------------------------
6 Years           11.4%          12.1%           3.3%              0.1%            17.2%          18.7%             10.2%
------------------------------------------------------------------------------------------------------------------------------------
7 Years           8.5%            9.2%           5.5%              0.3%             7.3%           8.2%              6.3%
------------------------------------------------------------------------------------------------------------------------------------
8 Years           7.5%            8.1%           6.1%              0.9%             7.1%           4.9%              5.6%
------------------------------------------------------------------------------------------------------------------------------------
9 Years           8.1%            8.7%           5.5%              1.3%             8.0%           7.9%              6.5%
------------------------------------------------------------------------------------------------------------------------------------
10 Years          7.8%            8.4%           5.2%              1.5%             7.7%           8.3%              6.4%
------------------------------------------------------------------------------------------------------------------------------------
11 Years          8.6%            9.2%           5.1%              1.4%             8.0%          10.3%              6.9%
------------------------------------------------------------------------------------------------------------------------------------
12 Years (9)      9.7%           10.3%           4.8%              1.4%             9.6%          12.2%              7.7%
------------------------------------------------------------------------------------------------------------------------------------

(1) The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedule for the Income Opportunity strategy: 0.80% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS(R) and has prepared and presented this report in compliance with the GIPS(R) standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS(R) standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS(R) standards. The Income Opportunity Strategy Composite has been examined for the periods January 1, 2003 through December 31, 2013. The verification and performance examination reports are available upon request.

(2) The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

(3) The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.

(4) The S&P(R) 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(5) The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(6) The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3-Month Treasury Bill Index /25% Citigroup 10-Yr. Treasury Note Index.

(7) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(8) Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.

(9)  Inception date of the Income Opportunity Composite is January 1, 2003.


COMPARABLE FUND PERFORMANCE

WESTWOOD SHORT DURATION HIGH YIELD FUND

Anne Yobage, CFA (the "Portfolio Manager") is a co-founding member of the Sub-Adviser, and is primarily responsible for the day-to-day management of the Westwood Short Duration High Yield Fund's portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the "Comparable Fund") from its inception date April 2004, through May 2011 (the "Relevant Period"). The Comparable Fund, referred to as a "sub-fund," is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund ("Undertakings for Collective Investment in Transferable Securities"). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund, and the Portfolio Manager exercises the same level of authority and discretion in managing the Westwood Short Duration High Yield Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Short Duration High Yield Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as the Westwood Short Duration High Yield Fund as measured against the Bank of America Merrill Lynch US High Yield Master II Index (the "Index"), which is a representative index of the broader U.S. publicly issued corporate high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund is not subject to the same types of expenses to which the Westwood Short Duration High Yield Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology.
 If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Short Duration High Yield Fund. The expenses of the Westwood Short Duration High Yield Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Short Duration High Yield Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Short Duration High Yield Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

COMPARABLE FUND PERFORMANCE
(APRIL 1, 2004 THROUGH MAY 31, 2011)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE PORTFOLIO MANAGER IN MANAGING THE COMPARABLE FUND AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SHORT DURATION HIGH YIELD FUND.


----------------------------------------------------------------------------------------
CALENDAR YEAR
TOTAL PRE-TAX
RETURNS (1)              2005        2006      2007       2008       2009       2010
----------------------------------------------------------------------------------------
Comparable Fund (2)
                        2.87%       7.26%      4.58%     -9.01%     20.60%      9.20%
----------------------------------------------------------------------------------------
Index (3)
                        2.74%      11.77%      2.15%    -26.39%     57.51%     15.19%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
AS OF 5/31/2011                                                          SINCE
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (1)    1 YEAR    3 YEARS  5 YEARS INCEPTION (4)
----------------------------------------------------------------------------------------
COMPARABLE FUND (2)                         10.02%     6.47%    6.08%    5.70%
INDEX (3)                                   18.09%    11.75%    9.34%    8.56%
----------------------------------------------------------------------------------------

(1)  After tax returns would be lower than those shown.

(2) The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Westwood Short Duration High Yield Fund's portfolio manager, commenced operations on April 1, 2004.

(3) The BofA Merrill Lynch U.S. High Yield Master II Index ("Index") is a representative index of the broader U. S. publicly issued corporate high yield market, and is included solely for the purpose of comparing the Comparable Fund's historical performance against the performance of the broader high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund, however, was not and the Westwood Short Duration High Yield Fund is not managed towards the Index or any other benchmark.

(4)  Returns are shown from April 1, 2004 through May 31, 2011.

WESTWOOD EMERGING MARKETS FUND

Patricia Perez-Coutts, CFA (the "Portfolio Manager") is primarily responsible for the day-to-day management of the Westwood Emerging Markets Fund's portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the AGF Emerging Markets Fund (the "Comparable Fund") from its inception date June 2003, through April 2012 (the "Relevant Period"). The Comparable Fund belongs to the AGF Group of Funds, which are Canadian open-end mutual funds established under the laws of Ontario and managed by AGF Investments, Inc. Throughout the Relevant Period, the Portfolio Manager was identified to Comparable Fund shareholders as being responsible for exercising final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund and the Portfolio Manager will exercise the same level of authority and discretion in managing the Westwood Emerging Markets Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Emerging Markets Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Emerging Markets Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

The following tables set forth performance data relating to the historical performance of the MF Series class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the MSCI Emerging Markets Index (the "Comparable Index"). The Comparable Fund is not subject to the same types of expenses to which the Westwood Emerging Markets Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Emerging Markets Fund. The expenses of the Westwood Emerging Markets Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Emerging Markets Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

The performance results are calculated using Canadian dollars.

COMPARABLE FUND PERFORMANCE

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE PORTFOLIO MANAGER IN MANAGING THE COMPARABLE FUND AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD EMERGING MARKETS FUND.

--------------------------------------------------------------------------------
CALENDAR
YEAR TOTAL
PRE-TAX
RETURNS (1)    2004     2005    2006    2007    2008     2009   2010    2011
--------------------------------------------------------------------------------
Comparable
Fund (2)       16.6%    35.3%   40.4%   12.4%  -35.3%    60.3%  15.3%  -14.6%
--------------------------------------------------------------------------------
Comparable
Index (3)      16.8%    31.2%   32.1%   18.6%  -41.4%    52.0%  13.0%  -16.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 4/30/12                      1 YEAR   3 YEARS    5 YEARS        SINCE
AVERAGE ANNUAL TOTAL PRE-TAX                                       INCEPTION (4)
RETURNS (1)
--------------------------------------------------------------------------------
Comparable Fund (2)
                                   -4.38%    15.25%      4.05%        15.47%
--------------------------------------------------------------------------------
Comparable Index (3)
                                   -8.73%    11.59%      1.47%        12.51%
--------------------------------------------------------------------------------

(1)  After-tax returns would be lower than those shown.

(2) The AGF Emerging Markets Fund, a substantially similar fund previously managed by the Portfolio Manager, commenced operations on June 16, 2003.

(3) The MSCI Emerging Markets Index ("Comparable Index") is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Comparable Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Comparable Fund was benchmarked against the Comparable Index, and the Adviser will benchmark the Westwood Emerging Markets Fund to the Comparable Index.

(4)  Returns are shown from July 1, 2003 through April 30, 2012.

WESTWOOD OPPORTUNISTIC HIGH YIELD FUND RELATED PERFORMANCE DATA

SUB-ADVISER COMPARABLE ACCOUNT COMPOSITE

The following tables give the related performance of all actual, separate accounts managed by the Sub-Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund (the "Sub-Adviser Comparable Accounts"). THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.
Performance is historical and does not represent the future performance of the Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Sub-Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS(R)). The Sub-Adviser's policies on valuing portfolios, calculating performance, and preparing GIPS(R) compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Sub-Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the "net of fees" composite returns may not be reflective of performance in any one particular Sub-Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Sub-Adviser Comparable Accounts' applicable portfolio fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the composite. If the Fund's fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Sub-Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Sub-Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD OPPORTUNISTIC HIGH YIELD FUND

PERFORMANCE INFORMATION FOR THE SUB-ADVISER COMPARABLE ACCOUNT COMPOSITE (1)

CALENDAR YEAR TOTAL PRE-TAX RETURNS

CALENDAR YEAR TOTAL PRE-TAX RETURNS
-------------------------------------------------------------------------------------------
             TOTAL PRE-      TOTAL PRE-        BOFA MERRILL                       TOTAL
                TAX             TAX             LYNCH US                        ASSETS AT
              RETURN          RETURN           HIGH YIELD        NUMBER OF       END OF
    YEAR    (GROSS OF         (NET OF           MASTER II         ACCOUNTS       PERIOD
               FEES)           FEES)             INDEX(2)                        ($
                                                                                MILLIONS)
--------------------------------------------------------------------------------------------
    2014        1.51%         0.98%              2.50%               4           703.20
-------------------------------------------------------------------------------------------
    2013        9.47%         8.95%              7.42%               5           641.48
-------------------------------------------------------------------------------------------
    2012       14.96%        14.53%             15.58%               9           333.69
-------------------------------------------------------------------------------------------
    2011 (3)    5.86%         5.75%              6.18%               2            53.16
-------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 12/31/14)
-------------------------------------------------------------------------------------------
                          SUB-ADVISER COMPARABLE ACCOUNT
                                    COMPOSITE RETURNS
-------------------------------------------------------------------------------------------
        TIME PERIOD                                      BOFA MERRILL LYNCH
                           GROSS OF FEES NET OF FEES        US HIGH YIELD
                                                           MASTER II INDEX (2)
-------------------------------------------------------------------------------------------
            1 Year              1.51%       0.98%                2.50%
-------------------------------------------------------------------------------------------
      Since Inception (3)       9.72%       9.22%                9.69%
-------------------------------------------------------------------------------------------


(1) The composite performance information is calculated in and expressed in United States dollars.

(2) The BofA Merrill Lynch US High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

(3)  The inception date of the composite is September 30, 2011.

PRIOR ADVISER COMPARABLE ACCOUNT COMPOSITE

Hannah Strasser (the "Portfolio Manager") serves as lead portfolio manager for the Westwood Opportunistic High Yield Fund and is primarily responsible for the day-to-day management of the Fund. While at prior firms unaffiliated with the Sub-Adviser, the Portfolio Manager was primarily responsible for the day-to-day management of certain accounts with investment objectives, policies and strategies substantially similar to those of the Fund (the "Prior Adviser Comparable Accounts") from December 1, 1998 until May 31, 2011 (the "Relevant Period"). During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Accounts, and the Portfolio Manager exercises the same level of authority and discretion in managing the Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the composite performance of the Prior Adviser Comparable Accounts.

The following tables give the related performance of the Prior Adviser Comparable Accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. The performance should also not be viewed as that of the Sub-Adviser or an indication of how the Sub-Adviser would have performed in the past. Performance is historical and does not represent the future performance of the Fund, the Sub-Adviser or the Portfolio Manager.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The following has been prepared and presented in compliance with the Global Investment Performance Standards (GIPS(R)).

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Prior Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the "net of fees" composite returns may not be reflective of performance in any one particular Prior Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Prior Adviser Comparable Accounts' applicable portfolio fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the composite. If the Fund's fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Prior Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Prior Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD OPPORTUNISTIC HIGH YIELD FUND

PERFORMANCE INFORMATION FOR THE PRIOR ADVISER COMPARABLE ACCOUNT COMPOSITE (1)

--------------------------------------------------------------------------------------------------------
CALENDAR YEAR TOTAL PRE-TAX RETURNS
--------------------------------------------------------------------------------------------------------
                                     BOFA MERRILL                                    TOTAL
             TOTAL PRE-  TOTAL PRE-  LYNCH US     COMPOSITE  INDEX                   ASSETS AT
             TAX RETURN  TAX RETURN  HIGH YIELD   3-YEAR     3-YEAR                  END OF
             (GROSS OF   (NET OF     MASTER II    STANDARD   STANDARD   NUMBER OF    PERIOD
    YEAR      FEES)      FEES)       INDEX (2)    DEVIATION  DEVIATION  ACCOUNTS     ($ MILLIONS)
--------------------------------------------------------------------------------------------------------
    2011 (3)    6.13%     5.81%        6.00%       11.72%     16.71%         3       2,952.52
--------------------------------------------------------------------------------------------------------
    2010       15.43%     14.59%       15.19%      11.86%     16.92%         3       1,834.83
--------------------------------------------------------------------------------------------------------
    2009       48.59%     47.53%       57.51%      11.56%     16.78%         3        420.48
--------------------------------------------------------------------------------------------------------
    2008       -15.88%   -16.51%      -26.39%       8.84%     13.31%         3        163.55
--------------------------------------------------------------------------------------------------------
    2007        5.04%     4.26%        2.15%        3.51%      4.48%         3        101.01
--------------------------------------------------------------------------------------------------------
    2006        8.54%     7.74%        11.77%       3.17%      3.81%         3         48.74
--------------------------------------------------------------------------------------------------------
    2005        3.17%     2.40%        2.74%        3.59%      5.39%         2         25.42
--------------------------------------------------------------------------------------------------------
    2004        9.40%     8.59%        10.87%       3.72%      8.36%         2         29.63
--------------------------------------------------------------------------------------------------------
    2003       16.85%     15.99%       28.15%       5.62%     10.48%         2         20.48
--------------------------------------------------------------------------------------------------------
    2002        6.26%     5.47%        -1.89%       5.69%     10.15%         2         12.54
--------------------------------------------------------------------------------------------------------
    2001        5.02%     4.24%        4.48%        5.31%      7.82%         2         12.80
--------------------------------------------------------------------------------------------------------
    2000        3.44%     2.67%        -5.12%        N/A        N/A          2         10.92
--------------------------------------------------------------------------------------------------------
    1999        3.08%     2.31%        2.51%         N/A        N/A          2          9.94
--------------------------------------------------------------------------------------------------------
    1998 (4)    0.27%     0.21%        -0.18%        N/A        N/A          2          8.99
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 5/31/11)
--------------------------------------------------------------------------------
PRIOR ADVISER COMPARABLE ACCOUNT COMPOSITE RETURNS
--------------------------------------------------------------------------------
 TIME PERIOD                                             BOFA MERRILL LYNCH
                    GROSS OF FEES    NET OF FEES           US HIGH YIELD
                                                        MASTER II INDEX (2)
--------------------------------------------------------------------------------
      1 Year            18.35%         17.49%                18.09%
--------------------------------------------------------------------------------
     5 Years            11.11%         10.29%                 9.33%
--------------------------------------------------------------------------------
    10 Years            9.26%           8.45%                 8.58%
--------------------------------------------------------------------------------
Since Inception (4)     8.42%           7.62%                 7.07%
--------------------------------------------------------------------------------


(1) The composite performance information is calculated in and expressed in United States dollars.

(2) The BofA Merrill Lynch US High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

(3)  The termination date of the composite is May 31, 2011.

(4)  The inception date of the composite is December 1, 1998.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds' website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
Westwood Funds
DDA# 9871063178
Ref: Fund name/account name/share class/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of a Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

PURCHASES IN-KIND

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund with a minimum initial investment of $100,000. You can open an account with the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value



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Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the
Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund with a minimum initial investment of $5,000. The Westwood Emerging Markets Plus Fund is currently not available for purchase. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7 (th) Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Institutional Shares, check a Fund's daily NAV or obtain additional information. Because shares of the Westwood Emerging Markets Plus Fund are currently not available to investors, the Fund does not have a ticker symbol, CUSIP or Fund Code.

 FUND NAME                               TICKER SYMBOL   CUSIP    FUND CODE
 Westwood LargeCap Value Fund                WHGLX     0075W0734     2689
 Westwood Dividend Growth Fund               WHGDX     0075W0718     2684
 Westwood SMidCap Plus Fund                  WHGPX     0075W0544     2683
 Westwood SMidCap Fund                       WHGMX     0075W0767     2691
 Westwood SmallCap Value Fund                WHGSX     0075W0726     2687
 Westwood Income Opportunity Fund            WHGIX     0075W0775     2690
 Westwood Short Duration High Yield Fund     WHGHX     00769G758     2682
 Westwood Global Equity Fund                 WWGEX     0075W0494     3982
 Westwood Global Dividend Fund               WWGDX     0075W0486     3984
 Westwood Emerging Markets Fund              WWEMX     0075W0510     3986
 Westwood MLP and Strategic Energy Fund      WMLPX     00769G279     3990
 Westwood Opportunistic High Yield Fund      WWHYX     00769G261     3989

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved



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signature guarantor program.  For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after



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the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.



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HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Westwood SMidCap Plus Fund, the Westwood SMidCap Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the Fund's average daily net assets. The Westwood Opportunistic High Yield Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the Fund's average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.



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PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this Prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt



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this type of arbitrage may dilute the value of a Fund's shares if the prices of the Fund's foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood Income Opportunity Fund, the Westwood SmallCap Value Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund, the Westwood Emerging Markets Plus Fund and the Westwood MLP and Strategic Energy Fund each invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips," including exchanges, into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds'



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shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of



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threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Westwood Income Opportunity Fund, the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. The Westwood Short Duration High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Internal Revenue Code. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a Regulated Investment Company under the Internal Revenue Code.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Funds as qualified dividend income



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are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Funds intend to qualify each year as RICs for U.S. federal income tax purposes under Subchapter M of the Code. In order to qualify as a RIC, a Fund must meet requirements including with respect to the diversification of its assets. In particular, a Fund may not invest more than 25% of its total assets in the securities of entities treated as QPTPs for U.S. federal income tax purposes. The Westwood MLP and Strategic Energy Fund intends to significantly invest in MLPs taxed as QPTPs and accordingly the Adviser intends to monitor the Fund's investments to ensure compliance with the 25% limit on investments in QPTPs. If a Fund fails to satisfy the requirements to qualify as a RIC in any taxable year, such Fund may be eligible for relief provisions but only if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements (including the 25% limit on QPTPs) where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders and distributions from earnings and profits would generally be taxable to Fund
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To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five fiscal years or the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). With respect to the Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund, the information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. With respect to the Westwood Dividend Growth Fund, the information for the fiscal years ended October 31, 2014, 2013 and 2012, for the fiscal period July 1, 2011 to October 31, 2011 and for the fiscal year ended June 30, 2011 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Westwood Dividend Growth Fund. On February 5, 2011, the Predecessor Fund reorganized into the Westwood Dividend Growth Fund. Information for the fiscal year ended June 30, 2010 has been audited by the Predecessor Fund's independent registered public accounting firm, whose report reflected an unqualified audit opinion. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

Because the Westwood Emerging Markets Plus Fund, the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund were not in operation as of the fiscal year ended October 31, 2014, financial highlights for these Funds are not available.

WESTWOOD LARGECAP VALUE FUND INSTITUTIONAL SHARES

                                               SELECTED PER SHARE DATA & RATIOS
                                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED

                                     OCTOBER    OCTOBER    OCTOBER    OCTOBER      OCTOBER
                                     31, 2014   31, 2013   31, 2012   31, 2011     31, 2010
                                     --------    -------    ------     ------       ------
NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.96     $11.30     $10.15      $9.70        $8.64
                                      ------     ------     ------     ------       ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
   Net Investment Income (Loss)^^       0.13       0.15       0.16       0.13         0.10
   Net Realized and Unrealized Gains
(Loss) on Investments                   1.61       2.58       1.14       0.42         1.04
                                      ------     ------     ------     ------       ------
       Total from Operations            1.74       2.73       1.30       0.55         1.14
                                      ------     ------     ------     ------       ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment       (0.10)     (0.16)     (0.15)     (0.10)       (0.08)
  Income
   Distributions from Realized Net     (1.53)     (0.91)       --         --           --
                                      ------     ------     ------     ------       ------
   Gains
       Total Dividends and
     Distributions                     (1.63)     (1.07)     (0.15)     (0.10)       (0.08)
                                      ------     ------     ------     ------       ------
   NET ASSET VALUE, END OF PERIOD      $13.07     $12.96    $11.30     $10.15        $9.70
                                     ========    =======   =======     ======       ======
TOTAL RETURN++                         15.15%     26.45%    12.97%      5.62%       13.24%
                                     ========    =======   =======     ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)      $159,973   $168,345   $154,231   $215,894     $214,416
Ratio of Expenses to Average Net
Assets                                0.89%      0.91%      0.96%^     1.00%^       1.00%^
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and
   Recaptured Fees)                   0.89%      0.91%      0.92%      0.91%        0.97%
Ratio of Net Investment Income
   (Loss) to Average Net Assets       1.03%      1.23%      1.46%      1.26%        1.04%
Portfolio Turnover Rate                 47%        75%        40%        42%          57%

Amounts designated as "--" are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^   Calculation performed using average shares for the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WESTWOOD DIVIDEND GROWTH FUND INSTITUTIONAL SHARES(++)

                                                      SELECTED PER SHARE DATA & RATIOS
                                                   FOR A SHARE OUTSTANDING THROUGHOUT THE

                                   YEAR         YEAR         YEAR     FISCAL PERIOD       YEAR        YEAR
                                  ENDED        ENDED        ENDED     JULY 1, 2011       ENDED       ENDED
                                 OCTOBER      OCTOBER      OCTOBER     TO OCTOBER       JUNE 30,    JUNE 30,
                                 31, 2014     31, 2013    31, 2012     31, 2011 (1)     2011 (2)     2010 (2)
                                 --------     ---------   --------    -------------     --------    ---------
NET ASSET VALUE,
BEGINNING OF PERIOD              $12.57        $11.00      $11.02         $11.39         $9.33        $8.14
                                 ------        ------      ------         ------        ------       ------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
   Net Investment Income
(Loss)^^                           0.12          0.19        0.21           0.05          0.13         0.08
   Net Realized and
   Unrealized Gains (Loss)
   on Investments                  1.38          2.40        0.91          (0.42)         2.00         1.16
                                 ------        ------      ------         ------        ------       ------
       Total from Operations       1.50          2.59        1.12          (0.37)         2.13         1.24
                                 ------        ------      ------         ------        ------       ------
DIVIDENDS AND
DISTRIBUTIONS:
   Dividends from Net
   Investment Income              (0.14)        (0.24)      (0.18)            --         (0.07)       (0.05)
   Distributions from
   Realized Net Gains             (1.36)        (0.78)      (0.96)            --            --           --
                                 ------        ------      ------         ------        ------       ------
       Total Dividends and
       Distributions              (1.50)        (1.02)      (1.14)            --         (0.07)       (0.05)
                                 ------        ------      ------         ------        ------       ------
NET ASSET VALUE, END OF
PERIOD                           $12.57        $12.57      $11.00         $11.02        $11.39        $9.33
                                 ======        ======      ======         ======        ======       ======
TOTAL RETURN++                   13.30%        25.94%      11.41%       (3.25)%+       22.92%+       15.14%
RATIOS AND SUPPLEMENTAL
DATA
Net Assets, End of Period
(000)                           $84,009       $83,571     $81,929        $71,594       $72,293      $52,132
Ratio of Expenses to
Average Net Assets              0.91%          0.93%       0.97%^         1.00%*        1.02%        1.10%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers and       0.91%          0.93%       0.96%          1.04%*        1.03%        1.07%
   Recaptured Fees)
Ratio of Net Investment
   Income (Loss) to             0.98%          1.64%       1.97%          1.24%*        1.19%        0.89%
   Average Net Assets
Portfolio Turnover Rate          67%            70%         95%            24%**          66%         50%

Amounts designated as "--" are $0

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(++) Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund ("Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

^^   Calculation performed using average shares for the period.

*    Annualized.

**   Not annualized.

(1)  For the period from July 1, 2011 through October 31, 2011.

(2)  For the fiscal year ended June 30.


WESTWOOD SMIDCAP PLUS FUND INSTITUTIONAL SHARES

                                                  SELECTED PER SHARE DATA & RATIOS
                                               FOR A SHARE OUTSTANDING THROUGHOUT THE

                                                                                        PERIOD
                                       YEAR ENDED       YEAR ENDED     YEAR ENDED        ENDED
                                       OCTOBER 31,      OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                          2014             2013           2012           2011 (1)
                                        ---------       ----------     -----------     ----------
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $13.07           $9.81          $8.98           $10.00
                                         ------          ------         ------           ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
   Net Investment Income (Loss)^^          0.02            0.06           0.05             0.02
   Net Realized and Unrealized Gains       1.37            3.26           0.84            (1.04)
                                         ------          ------         ------           ------
   (Loss) on Investments
       Total from Operations               1.39            3.32           0.89            (1.02)
                                         ======          ======         ======           ======
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment                                                             --
   Income                                 (0.05)          (0.06)         (0.03)
   Distributions from Realized Net
   Gains                                  (0.52)             --          (0.03)              --
                                         ------          ------         ------           ------
       Total Dividends and
       Distributions                      (0.57)          (0.06)         (0.06)              --
                                         ======          ======         ======           ======
NET ASSET VALUE, END OF PERIOD           $13.89          $13.07          $9.81            $8.98
                                         ======          ======         ======           ======
TOTAL RETURN++                           11.05%         34.05%+        10.01%+          10.20%+
                                         ======          ======         ======           ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)        $116,384         $35,076        $21,131          $10,874
Ratio of Expenses to Average Net        1.00%^           1.00%          1.00%            1.00%*
Assets
Ratio of Expenses to Average Net         0.98%           1.16%          1.46%            2.35%*
   Assets (Excluding Waivers and
   Recaptured Fees)
Ratio of Net Investment Income          0.17%            0.49%          0.58%            0.37%*
   (Loss) to Average Net Assets
Portfolio Turnover Rate                  49%              55%            34%              31%**

Amounts designated as "--" are $0

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.

(1)  Commenced operations on March 28, 2011.


WESTWOOD SMIDCAP FUND INSTITUTIONAL SHARES

                                                       SELECTED PER SHARE DATA & RATIOS
                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED

                                          OCTOBER       OCTOBER      OCTOBER      OCTOBER       OCTOBER
                                         31, 2014      31, 2013      31, 2012     31, 2011      31, 2010
                                         --------      --------      --------     --------      --------
NET ASSET VALUE, BEGINNING OF             $18.38        $14.00        $14.64       $13.90        $11.28
                                          ------        ------        ------       ------        ------
PERIOD
INCOME FROM INVESTMENT
OPERATIONS:
   Net Investment Income (Loss)^^           0.02          0.14          0.14         0.05          0.06
   Net Realized and Unrealized Gains
   (Loss) on Investments                    1.45          4.46          1.02         0.88          2.61
                                          ------        ------        ------       ------        ------
        Total from Operations               1.47          4.60          1.16         0.93          2.67
                                          ------        ------        ------       ------        ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment           (0.07)        (0.22)        (0.06)       (0.05)        (0.05)
   Income
   Distributions from Realized Net         (1.87)           --         (1.74)       (0.14)           --
     Gains                                ------        ------        ------       ------        ------

       Total Dividends and
       Distributions                       (1.94)        (0.22)        (1.80)       (0.19)        (0.05)
                                          ------        ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD            $17.91        $18.38        $14.00       $14.64        $13.90
                                          ======        ======        ======       ======        ======
TOTAL RETURN++                             8.90%        33.32%         9.57%        6.64%        23.72%
                                          ======        ======        ======       ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $538,952      $484,606      $385,944     $403,979      $343,751
Ratio of Expenses to Average Net         0.95%         0.96%         0.95%        0.96%         0.99%
Assets
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and         0.95%         0.96%         0.95%        0.96%         0.99%
   Recaptured Fees)
Ratio of Net Investment Income
   (Loss) to Average Net Assets          0.11%         0.87%         1.05%        0.34%         0.47%
Portfolio Turnover Rate                   51%           59%           37%          62%           48%

Amounts designated as "--" are $0.

^^   Calculation performed using average shares for the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WESTWOOD SMALLCAP VALUE FUND INSTITUTIONAL SHARES

                                                               SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED

                                               OCTOBER       OCTOBER        OCTOBER      OCTOBER      OCTOBER
                                               31, 2014      31, 2013       31, 2012     31, 2011     31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD            $14.12        $10.21          $9.24        $8.56        $7.11
                                                ------        ------         ------       ------       ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
   Net Investment Income (Loss)^^                 0.04          0.05           0.04          --(1)      (0.02)
   Net Realized and Unrealized Gains
   (Loss) on Investments                          1.52          4.33           1.38         0.68         1.47
                                                ------        ------         ------       ------       ------
       Total from Operations                      1.56          4.38           1.42         0.68         1.45
                                                ------        ------         ------       ------       ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income          (0.02)        (0.07)         (0.02)          --           --
   Distributions from Realized Net Gains         (1.09)        (0.40)         (0.43)          --           --
   Return of Capital                                --            --             --           --           -- (1)
                                                ------        ------         ------       ------       ------
   Total Dividends and Distributions             (1.11)        (0.47)         (0.45)          --           --
                                                ------        ------         ------       ------       ------
NET ASSET VALUE, END OF PERIOD                  $14.57        $14.12         $10.21        $9.24        $8.56
                                                ======        ======         ======       ======       ======
TOTAL RETURN++                                 11.89%+       45.00%+        16.21%+       7.94%+      20.42%+
                                               =======        ======         ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $107,158       $58,497        $32,895      $32,644      $30,490
                                              ========        ======         ======       ======       ======
Ratio of Expenses to Average Net Assets          1.10%         1.14%          1.25%        1.25%        1.25%
Ratio of Expenses to Average Net Assets
    (Excluding Waivers and Recaptured
    Fees)                                        1.12%         1.21%          1.33%        1.28%        1.35%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            0.26%         0.39%          0.38%       (0.01)%      (0.28)%
Portfolio Turnover Rate                           68%            72%            68%         103%          67%

Amounts designated as "--" are $0

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Amount less than $0.01 per share.

WESTWOOD INCOME OPPORTUNITY FUND INSTITUTIONAL SHARES

                                                      SELECTED PER SHARE DATA & RATIOS
                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED

                                       OCTOBER 31,   OCTOBER 31,   OCTOBER     OCTOBER    OCTOBER 31,
                                          2013          2013      31, 2012    31, 2011       2010
                                       ----------    ----------   --------    --------     ---------
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $13.62         $12.33      $11.41      $11.08         $9.73
                                        ------         ------      ------      ------        ------
INCOME FROM INVESTMENT
OPERATIONS:
   Net Investment Income (Loss)^^         0.26           0.27        0.32        0.33          0.32
   Net Realized and Unrealized
   Gains (Loss) on Investments            1.20           1.23        0.86        0.26          1.39
                                        ------         ------      ------      ------        ------
       Total from Operations              1.46           1.50        1.18        0.59          1.71
                                        ------         ------      ------      ------        ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment         (0.18)         (0.21)     (0.26)       (0.26)        (0.36)
   Income
   Distributions from Realized Net       (0.02)            --         --           --           --
   Gains
       Total Dividends and
       Distributions                     (0.20)         (0.21)      (0.26)      (0.26)        (0.36)
                                        ------         ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD          $14.88         $13.62      $12.33       $11.41       $11.08
                                        ======         ======      ======       ======       ======
TOTAL RETURN++                          10.82%         12.27%      10.46%        5.35%      17.89%+
                                        ======         ======      ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)     $2,085,017     $1,404,119    $805,218     $448,112     $202,142
Ratio of Expenses to Average Net
Assets                                 0.84%         0.86%^       0.90%^       0.90%^       0.90%
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and
   Recaptured Fees)                    0.84%         0.86%        0.87%        0.89%        0.96%
Ratio of Net Investment Income
   (Loss) to Average Net Assets        1.79%         2.07%        2.63%        2.93%        3.18%
Portfolio Turnover Rate                 19%           24%          24%          26%          34%

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


WESTWOOD SHORT DURATION HIGH YIELD FUND INSTITUTIONAL SHARES

                                                          SELECTED PER SHARE DATA & RATIOS
                                                       FOR A SHARE OUTSTANDING THROUGHOUT THE

                                               YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                            OCTOBER 31, 2014    OCTOBER 31, 2013    OCTOBER 31, 2012 (1)
                                            ----------------    ----------------    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.13              $10.08                $10.00
                                                 ------              ------                ------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)^^                  0.42                0.49                  0.46
   Net Realized and Unrealized Gains
   (Loss) on Investments                          (0.22)               0.04                  0.02
                                                 ------              ------                ------
       Total from Operations                       0.20                0.53                  0.48
                                                 ------              ------                ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income           (0.42)              (0.48)                (0.40)
   Distributions from Realized Net Gains          (0.01)                 --                    --
   Return of Capital                              -- (2)                 --                    --
                                                 ------              ------                ------
       Total Dividends and Distributions          (0.43)              (0.48)                (0.40)
                                                 ------              ------                ------
NET ASSET VALUE, END OF PERIOD                    $9.90              $10.13                $10.08
                                                 ======              ======                ======
TOTAL RETURN++                                   2.01%+              5.40%+                4.91%+

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $184,609            $102,957               $37,774
Ratio of Expenses to Average Net Assets
                                                0.90%                0.90%                0.90%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured
   Fees)                                        0.93%                1.06%                1.44%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets                           4.17%                4.86%                5.40%*
Portfolio Turnover Rate                          36%                  49%                 52%**


(1)  Commenced operations on December 28, 2011.

(2)  Amount less than $0.01 per share.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.

WESTWOOD GLOBAL EQUITY FUND INSTITUTIONAL SHARES

                                                  SELECTED PER SHARES DATA & RATIOS FOR A SHARE
                                                           OUTSTANDING THROUGHOUT THE

                                                      YEAR ENDED               PERIOD ENDED
                                                   OCTOBER 31, 2014        OCTOBER 31, 2013 (1)
                                                   ----------------        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.46                   $10.00
                                                        ------                   ------
INCOME FROM OPERATIONS:
   Net Investment Income (Loss)^^                         0.15                     0.18
   Net Realized and Unrealized Gains                      0.19                     1.28
    (Loss) on Investments                               ------                   ------
       Total from Operations                              0.34                     1.46
                                                        ------                   ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income                  (0.15)                      --
   Distributions from Realized Net Gains                 -- (2)                      --
                                                        ------                   ------
  Total Dividends and Distributions                      (0.15)                      --
                                                        ------                   ------
NET ASSET VALUE, END OF PERIOD                          $11.65                   $11.46
                                                        ======                   ======
TOTAL RETURN++                                          3.00%+                  14.60%+
                                                        ======                   ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $15,590                  $13,278
Ratio of Expenses to Average Net Assets+                1.00%                    1.00%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured                    2.00%                    2.75%*
   Fees)+
Ratio of Net Investment Income (Loss) to
   Average Net Assets+                                  1.29%                    1.98%*
Portfolio Turnover Rate                                   38%                     27%**

Amounts designated as "--" are $0

(1)  Commenced operations December 26, 2012.

(2)  Amount less than $0.01 per share.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.


WESTWOOD GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES

                                               SELECTED PER SHARES DATA & RATIOS FOR A SHARE
                                                        OUTSTANDING THROUGHOUT THE

                                                    YEAR ENDED            PERIOD ENDED
                                                 OCTOBER 31, 2014     OCTOBER 31, 2013 (1)
                                                 ----------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $11.35                 $10.00
                                                      ------                 ------
INCOME FROM OPERATIONS:
   Net Investment Income (Loss)^^                       0.29                   0.24
   Net Realized and Unrealized Gains                   (0.03)                  1.11
    (Loss) on Investments                             ------                 ------
       Total from Operations                            0.26                   1.35
                                                      ------                 ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income                (0.19)                    --
                                                      ------                 ------
  Total Dividends and Distributions                    (0.19)                    --
                                                      ------                 ------
NET ASSET VALUE, END OF PERIOD                        $11.42                 $11.35
                                                      ======                 ======
TOTAL RETURN++                                        2.27%+                13.50%+
                                                      ======                 ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $6,714                 $6,283
Ratio of Expenses to Average Net Assets+               1.00%                 1.00%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured                   2.86%                 4.45%*
   Fees)
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  2.56%                 2.73%*
Portfolio Turnover Rate                                 41%                   36%**

Amounts designated as "--" are $0

(1)  Commenced operations December 26, 2012.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.


WESTWOOD EMERGING MARKETS FUND INSTITUTIONAL SHARES

                                            SELECTED PER SHARES DATA & RATIOS FOR A SHARE
                                                      OUTSTANDING THROUGHOUT THE

                                                 YEAR ENDED              PERIOD ENDED
                                             OCTOBER 31, 2014        OCTOBER 31, 2013 (1)
                                             ----------------        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $9.31                   $10.00
                                                   -----                   ------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment Income (Loss)^^                   0.13                    0.15
   Net Realized and Unrealized Gains                0.09                   (0.84)
    (Loss) on Investments                          -----                   ------
       Total from Operations                        0.22                   (0.69)
                                                   -----                   ------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from Net Investment Income            (0.09)                     --
                                                   -----                   ------
  Total Dividends and Distributions                (0.09)                     --
                                                   -----                   ------
NET ASSET VALUE, END OF PERIOD                     $9.44                    $9.31
                                                   =====                   ======
TOTAL RETURN++                                    2.43%+                 (6.90)%+
                                                   =====                   ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $49,954                 $48,266
Ratio of Expenses to Average Net Assets+           1.20%                   1.20%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Recaptured               1.86%                   2.08%*
   Fees)
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              1.46%                   1.87%*
Portfolio Turnover Rate                             28%                    43%**

Amounts designated as "--" are $0

     (1)  Commenced operations December 26, 2012.

^^   Calculation performed using average shares for the period.

+ Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

++ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Annualized.

**   Not annualized.

                        THE ADVISORS' INNER CIRCLE FUND

                                 WESTWOOD FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

SUB-ADVISER (WESTWOOD SHORT DURATION HIGH YIELD FUND AND WESTWOOD OPPORTUNISTIC HIGH YIELD FUND)

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, Connecticut 06830

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2015, includes detailed information about the Westwood Funds and The Advisors' Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  1-877-FUND-WHG (1-877-386-3944)

BY MAIL:       Westwood Funds
               P.O. Box 219009
               Kansas City, MO 64121-9009

BY INTERNET:   www.westwoodfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-001-1000

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                 MARCH 1, 2015

                     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
                              TICKER SYMBOL: WHYUX

                                  ULTRA SHARES

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND .....................................   1
      FUND INVESTMENT OBJECTIVE ............................................   1
      FUND FEES AND EXPENSES ...............................................   1
      PRINCIPAL INVESTMENT STRATEGIES ......................................   2
      PRINCIPAL RISKS ......................................................   3
      PERFORMANCE INFORMATION ..............................................   6
      INVESTMENT ADVISERS ..................................................   6
      PORTFOLIO MANAGERS ...................................................   6
      PURCHASE AND SALE OF FUND SHARES .....................................   6
      TAX INFORMATION ......................................................   7
      PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ........   7
MORE INFORMATION ABOUT RISK ................................................   8
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  12
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  12
INVESTMENT ADVISER .........................................................  13
INVESTMENT SUB-ADVISER .....................................................  13
PORTFOLIO MANAGERS .........................................................  14
FUND RELATED PERFORMANCE DATA ..............................................  14
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  18
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  25
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  25
OTHER POLICIES .............................................................  26
DIVIDENDS AND DISTRIBUTIONS ................................................  28
TAXES ......................................................................  28
FINANCIAL HIGHLIGHTS .......................................................  29
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

WESTWOOD OPPORTUNISTIC HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Opportunistic High Yield Fund (the "Fund") is to seek to maximize total return through a high level of current income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Ultra Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                          ULTRA
                                                                          SHARES
--------------------------------------------------------------------------------
Management Fees                                                           0.55%
--------------------------------------------------------------------------------
Other Expenses (1)                                                        3.29%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (1)                                       0.01%
                                                                         -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      3.85%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                        (3.24)%
                                                                         -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                            0.61%
Reductions and/or Expense Reimbursements (2)
--------------------------------------------------------------------------------

(1) Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.60% of the Fund's Ultra Shares' average daily net assets until February 28, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                              1 YEAR           3 YEARS
--------------------------------------------------------------------------------
                                $62             $549
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of the 80% policy, high yield securities include "junk bonds" (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser")), as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund's portfolio, or to otherwise enhance the Fund's return.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

BANK LOANS RISK -- Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

U.S. GOVERNMENT SECURITIES RISK -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

ZERO COUPON BONDS RISK -- The value of zero coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund's share price to fall.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

EMERGING MARKET COMPANY RISK -- Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

REGIONAL FOCUS RISK -- To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

WARRANTS RISK -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

DERIVATIVES RISK -- The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund's use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

VALUATION RISK -- A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade securities accurately.

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

INVESTMENT ADVISERS

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Ms. Hannah Strasser, CFA, Lead Portfolio Manager, and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2014.

Mr. Ryan Carrington, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $250,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's and the Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Sub-Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in Master Limited Partnerships, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or further increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

HIGH YIELD BOND RISK -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

BANK LOANS RISK -- Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them;

     (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and

     (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

     Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

     OPTIONS. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

     SWAPS. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

     A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Westwood Opportunistic High Yield Fund is to seek to maximize total return through a high level of current income and capital appreciation. The investment objective of the Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI. The Fund will post its top 10 holdings within 10 days of the end of each calendar quarter on the internet at WWW.WESTWOODFUNDS.COM. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2014, the Adviser had approximately $17.2 billion in assets under management.

The Adviser continuously reviews, supervises and administers the Fund's investment program. In addition, the Adviser oversees the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Westwood Opportunistic High Yield Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Opportunistic High Yield Fund. The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until February 28, 2017. To maintain this expense limit, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the Agreement was in place.

--------------------------------------------------------------------------------
                             Management Fees      Expense Limit -- Ultra Shares
--------------------------------------------------------------------------------
Westwood Opportunistic High        0.55%                  0.60%
Yield Fund
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements will be available in the Fund's first Semi-Annual Report to Shareholders, which will cover the period from the Fund's inception to April 30, 2015.

INVESTMENT SUB-ADVISER

SKY Harbor Capital Management, LLC, a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser's principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2014, the Sub-Adviser had approximately $7.37 billion in assets under management.

PORTFOLIO MANAGERS

The Westwood Opportunistic High Yield Fund is managed by Ms. Hannah Strasser, CFA, co-founder of the Sub-Adviser, and Mr. Ryan Carrington, CFA. The Sub-Adviser also manages institutional separate accounts. The investment process for the Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Hannah Strasser, CFA, co-founded the Sub-Advisr in 2011 and has served as portfolio manager for the Fund since its inception in 2014. Previously, Ms. Strasser was the Head of US Fixed Income and a senior portfolio manager at AXA Investment Managers. Ms. Strasser holds a B.A. from Amherst College and has the CFA professional designation. Ms. Strasser participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Strasser has more than 32 years of investment experience.

Mr. Ryan Carrington, CFA, is a Portfolio Manager/Analyst for the Sub-Adviser and has served as portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. He serves as backup portfolio manager for the Broad High Yield Market strategy. He was previously a senior investment analyst in high yield research at GE Asset Management covering the utility, media/cable and pipeline sectors. Mr. Carrington holds a BA from Brigham Young University and has the CFA professional designation. Mr. Carrington participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Carrington has more than 14 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

FUND RELATED PERFORMANCE DATA

SUB-ADVISER COMPARABLE ACCOUNT COMPOSITE

The following tables give the related performance of all actual, separate accounts managed by the Sub-Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund (the "Sub-Adviser Comparable Accounts"). THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Sub-Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS[R]). The Sub-Adviser's policies on valuing portfolios, calculating performance, and preparing GIPS[R] compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Sub-Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the "net of fees" composite returns may not be reflective of performance in any one particular Sub-Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Sub-Adviser Comparable Accounts' applicable portfolio fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the composite. If the Fund's fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Sub-Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Sub-Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND

PERFORMANCE INFORMATION FOR THE SUB-ADVISER COMPARABLE ACCOUNT COMPOSITE(1)

------------------------------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL PRE-TAX RETURNS
------------------------------------------------------------------------------------------------------
                   TOTAL PRE-     TOTAL PRE-        BOFA MERRILL                          TOTAL
                       TAX            TAX            LYNCH US                           ASSETS AT
                     RETURN         RETURN          HIGH YIELD         NUMBER OF         END OF
       YEAR        (GROSS OF        (NET OF          MASTER II          ACCOUNTS         PERIOD
                      FEES)          FEES)            INDEX(2)                            ($
                                                                                        MILLIONS)
------------------------------------------------------------------------------------------------------
       2014          1.51%          0.98%             2.50%                4             703.20
------------------------------------------------------------------------------------------------------
       2013          9.47%          8.95%             7.42%                5             641.48
------------------------------------------------------------------------------------------------------
       2012         14.96%         14.53%            15.58%                9             333.69
------------------------------------------------------------------------------------------------------
       2011(3)       5.86%          5.75%             6.18%                2              53.16
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 12/31/14)
------------------------------------------------------------------------------------------------------
                              SUB-ADVISER COMPARABLE ACCOUNT
                                         COMPOSITE RETURNS
------------------------------------------------------------------------------------------------------
                                                                         BOFA MERRILL LYNCH
       TIME PERIOD              GROSS OF FEES          NET OF FEES   US HIGH YIELD MASTER II INDEX (2)
------------------------------------------------------------------------------------------------------
          1 Year                   1.51%                  0.98%                 2.50%
------------------------------------------------------------------------------------------------------
    Since Inception(3)             9.72%                  9.22%                 9.69%
------------------------------------------------------------------------------------------------------

(1) The composite performance information is calculated in and expressed in United States dollars.

(2) The BofA Merrill Lynch US High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

(3)  The inception date of the composite is September 30, 2011.

PRIOR ADVISER COMPARABLE ACCOUNT COMPOSITE

Hannah Strasser (the "Portfolio Manager") serves as lead portfolio manager for the Westwood Opportunistic High Yield Fund and is primarily responsible for the day-to-day management of the Fund. While at prior firms unaffiliated with the Sub-Adviser, the Portfolio Manager was primarily responsible for the day-to-day management of certain accounts with investment objectives, policies and strategies substantially similar to those of the Fund (the "Prior Adviser Comparable Accounts") from December 1, 1998 until May 31, 2011 (the "Relevant Period"). During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Accounts, and the Portfolio Manager exercises the same level of authority and discretion in managing the Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the composite performance of the Prior Adviser Comparable Accounts.

The following tables give the related performance of the Prior Adviser Comparable Accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. The performance should also not be viewed as that of the Sub-Adviser or an indication of how the Sub-Adviser would have performed in the past. Performance is historical and does not represent the future performance of the Fund, the Sub-Adviser or the Portfolio Manager.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The following has been prepared and presented in compliance with the Global Investment Performance Standards (GIPS[R]).

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Prior Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the "net of fees" composite returns may not be reflective of performance in any one particular Prior Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Prior Adviser Comparable Accounts' applicable portfolio fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the composite. If the Fund's fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Prior Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Prior Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND

PERFORMANCE INFORMATION FOR THE PRIOR ADVISER COMPARABLE ACCOUNT COMPOSITE (1)

CALENDAR YEAR TOTAL PRE-TAX RETURNS
------------------------------------------------------------------------------------------------------------------------------------

             TOTAL PRE-      TOTAL PRE-        BOFA MERRILL                                                      TOTAL
                TAX             TAX             LYNCH US        COMPOSITE        INDEX                         ASSETS AT
              RETURN          RETURN           HIGH YIELD        3-YEAR          3-YEAR         NUMBER OF       END OF
    YEAR    (GROSS OF         (NET OF           MASTER II       STANDARD        STANDARD         ACCOUNTS       PERIOD
               FEES)           FEES)             INDEX(2)       DEVIATION       DEVIATION                       ($
                                                                                                               MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
    2011 (3)    6.13%          5.81%             6.00%           11.72%          16.71%              3         2,952.52
------------------------------------------------------------------------------------------------------------------------------------
    2010       15.43%         14.59%            15.19%           11.86%          16.92%              3         1,834.83
------------------------------------------------------------------------------------------------------------------------------------
    2009       48.59%         47.53%            57.51%           11.56%          16.78%              3           420.48
------------------------------------------------------------------------------------------------------------------------------------
    2008      -15.88%        -16.51%           -26.39%            8.84%          13.31%              3           163.55
------------------------------------------------------------------------------------------------------------------------------------
    2007        5.04%          4.26%             2.15%            3.51%           4.48%              3           101.01
------------------------------------------------------------------------------------------------------------------------------------
    2006        8.54%          7.74%            11.77%            3.17%           3.81%              3            48.74
------------------------------------------------------------------------------------------------------------------------------------
    2005        3.17%          2.40%             2.74%            3.59%           5.39%              2            25.42
------------------------------------------------------------------------------------------------------------------------------------
    2004        9.40%          8.59%            10.87%            3.72%           8.36%              2            29.63
------------------------------------------------------------------------------------------------------------------------------------
    2003       16.85%         15.99%            28.15%            5.62%          10.48%              2            20.48
------------------------------------------------------------------------------------------------------------------------------------
    2002        6.26%          5.47%            -1.89%            5.69%          10.15%              2            12.54
------------------------------------------------------------------------------------------------------------------------------------
    2001        5.02%          4.24%             4.48%            5.31%           7.82%              2            12.80
------------------------------------------------------------------------------------------------------------------------------------
    2000        3.44%          2.67%            -5.12%             N/A             N/A               2            10.92
------------------------------------------------------------------------------------------------------------------------------------
    1999        3.08%          2.31%             2.51%             N/A             N/A               2             9.94
------------------------------------------------------------------------------------------------------------------------------------
    1998 (4)    0.27%          0.21%            -0.18%             N/A             N/A               2             8.99
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 5/31/11)
--------------------------------------------------------------------------------------------------
                        PRIOR ADVISER COMPARABLE ACCOUNT
                                    COMPOSITE RETURNS
--------------------------------------------------------------------------------------------------
                                                                    BOFA MERRILL LYNCH
       TIME PERIOD         GROSS OF FEES      NET OF FEES      US HIGH YIELD MASTER II INDEX (2)
--------------------------------------------------------------------------------------------------
      1 Year                 18.35%             17.49%                     18.09%
--------------------------------------------------------------------------------------------------
     5 Years                 11.11%             10.29%                      9.33%
--------------------------------------------------------------------------------------------------
    10 Years                  9.26%              8.45%                      8.58%
--------------------------------------------------------------------------------------------------
Since Inception (4)           8.42%              7.62%                      7.07%
--------------------------------------------------------------------------------------------------

(1) The composite performance information is calculated in and expressed in United States dollars.

(2) The BofA Merrill Lynch US High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.

(3)  The termination date of the composite is May 31, 2011.

(4)  The inception date of the composite is December 1, 1998.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Ultra Shares of the Fund.

Ultra Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Fund's website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
Westwood Funds
DDA# 9871063178
Ref: Fund name/account name/share class/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with the Fund with a minimum initial investment of $250,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Fund at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODE

The reference information listed below will be helpful to you when you contact the Fund to purchase or exchange Ultra Shares, check the Fund's daily NAV or obtain additional information.

--------------------------------------------------------------------------------
Fund Name                                Ticker Symbol     CUSIP     Fund Code
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund      WHYUX        00769G253     3988
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $500,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $250,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund's shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair values. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips," including exchanges, into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Fund was not in operation as of the fiscal year ended October 31, 2014, financial highlights are not available.

                        THE ADVISORS' INNER CIRCLE FUND

                                 WESTWOOD FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

SUB-ADVISER

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, Connecticut 06830

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2015, includes detailed information about the Westwood Funds and The Advisors' Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-FUND-WHG (1-877-386-3944)

BY MAIL:      Westwood Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.westwoodfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U. S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-016-0200

                      STATEMENT OF ADDITIONAL INFORMATION

                          WESTWOOD LARGECAP VALUE FUND
                     (A CLASS SHARES TICKER SYMBOL: WWLAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGLX)

                             WESTWOOD SMIDCAP FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGMX)

                          WESTWOOD SMALLCAP VALUE FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGSX)

                        WESTWOOD INCOME OPPORTUNITY FUND
                     (A CLASS SHARES TICKER SYMBOL: WWIAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGIX)

                         WESTWOOD DIVIDEND GROWTH FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGDX)

                           WESTWOOD SMIDCAP PLUS FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGPX)

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                     (A CLASS SHARES TICKER SYMBOL: WSDAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGHX)

                          WESTWOOD GLOBAL EQUITY FUND
                                (A CLASS SHARES)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWGEX)

                         WESTWOOD GLOBAL DIVIDEND FUND
                                (A CLASS SHARES)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWGDX)

                         WESTWOOD EMERGING MARKETS FUND
                     (A CLASS SHARES TICKER SYMBOL: WWEAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWEMX)

                      WESTWOOD EMERGING MARKETS PLUS FUND
                                (A CLASS SHARES)
                             (INSTITUTIONAL SHARES)

                     WESTWOOD MLP AND STRATEGIC ENERGY FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WMLPX)

                     WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWHYX)
                      (ULTRA SHARES TICKER SYMBOL: WHYUX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                 MARCH 1, 2015

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Westwood LargeCap Value Fund, the Westwood SMidCap Fund, the Westwood Income Opportunity Fund, the Westwood SmallCap Value Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund, the Westwood Emerging Markets Plus Fund, the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund (each, a "Fund" and together, the "Funds"). A Class Shares of the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund and Institutional Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase. This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses, each dated March 1, 2015 (the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. The financial statements and financial highlights for the Funds, including the notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2014 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Funds' 2014 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Prospectuses or Annual Report free of charge by writing to the Funds at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling the Funds at 1-877-FUND-WHG (1-877-386-3944).

                               TABLE OF CONTENTS

THE TRUST .................................................................  S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...........  S-2
DESCRIPTION OF PERMITTED INVESTMENTS ...................................... S-10
INVESTMENT LIMITATIONS .................................................... S-35
THE ADVISER AND SUB-ADVISER ............................................... S-39
THE PORTFOLIO MANAGERS .................................................... S-43
THE ADMINISTRATOR ......................................................... S-46
THE DISTRIBUTOR ........................................................... S-47
SHAREHOLDER SERVICES ...................................................... S-49
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... S-49
THE TRANSFER AGENT ........................................................ S-50
THE CUSTODIAN ............................................................. S-50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-50
LEGAL COUNSEL ............................................................. S-50
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-50
PURCHASING AND REDEEMING SHARES ........................................... S-60
DETERMINATION OF NET ASSET VALUE .......................................... S-61
TAXES ..................................................................... S-62
FUND TRANSACTIONS ......................................................... S-69
PORTFOLIO HOLDINGS ........................................................ S-72
DESCRIPTION OF SHARES ..................................................... S-74
SHAREHOLDER LIABILITY ..................................................... S-74
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-74
PROXY VOTING .............................................................. S-74
CODES OF ETHICS ........................................................... S-75
5% AND 25% SHAREHOLDERS ................................................... S-75
APPENDIX A -- DESCRIPTION OF RATINGS ......................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ........................  B-1


March 1, 2015                                                    WHG-SX-001-1000

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under an Amended and Restated Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, A Class Shares and Ultra Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see "The Distributor" and "Shareholder Services" in this SAI. The Funds are currently offered in the following classes of shares:

-------------------------------------------------------------------------------------------------------------
 FUND                                         INSTITUTIONAL SHARES       A CLASS SHARES      ULTRA SHARES
-------------------------------------------------------------------------------------------------------------
 Westwood LargeCap Value Fund                        X                          X
-------------------------------------------------------------------------------------------------------------
 Westwood SMidCap Fund                               X
-------------------------------------------------------------------------------------------------------------
 Westwood Income Opportunity Fund                    X                          X
-------------------------------------------------------------------------------------------------------------
 Westwood SmallCap Value Fund                        X
-------------------------------------------------------------------------------------------------------------
 Westwood Dividend Growth Fund                       X
-------------------------------------------------------------------------------------------------------------
 Westwood SMidCap Plus Fund                          X
-------------------------------------------------------------------------------------------------------------
 Westwood Short Duration High Yield Fund             X                          X
-------------------------------------------------------------------------------------------------------------
 Westwood Global Equity Fund                         X                          X(1)
-------------------------------------------------------------------------------------------------------------
 Westwood Global Dividend Fund                       X                          X(1)
-------------------------------------------------------------------------------------------------------------
 Westwood Emerging Markets Fund                      X                          X
-------------------------------------------------------------------------------------------------------------
 Westwood Emerging Markets Plus Fund                X (1)                       X(1)
-------------------------------------------------------------------------------------------------------------
 Westwood MLP and Strategic Energy Fund              X
-------------------------------------------------------------------------------------------------------------
 Westwood Opportunistic High Yield Fund              X                                                X
-------------------------------------------------------------------------------------------------------------

(1)  Not currently available for purchase.

HISTORY OF THE WESTWOOD DIVIDEND GROWTH FUND. The Westwood Dividend Growth Fund is the successor to the McCarthy Multi-Cap Stock Fund (the "Predecessor Fund"), a separate registered investment company. The Predecessor Fund was managed by McCarthy Group Advisors, L.L.C. ("McCarthy"). McCarthy was responsible for the day-to-day management of the Predecessor Fund, which had a substantially similar investment objective, investment strategies, policies and restrictions as those of the Fund. The Predecessor Fund's date of inception was August 6, 2001. The Predecessor Fund reorganized into the Fund on February 7, 2011. Substantially all of the assets of the Predecessor Fund were acquired by the Fund in connection with its commencement of operations on February 7, 2011 (the "Reorganization").

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WESTWOOD LARGECAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event that the Fund invests in foreign securities and ADRs, Westwood Management Corp. (the "Adviser") expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

WESTWOOD SMIDCAP FUND. The investment objective of the Fund is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs, REITs, royalty trusts, and MLPs. The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and ADRs. In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 45-75 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD SMALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs, REITs, royalty trusts, and MLPs. The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and ADRs. In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD INCOME OPPORTUNITY FUND. The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and MLPs, securities of REITs, and shares of ETFs. The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and ADRs. In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

WESTWOOD DIVIDEND GROWTH FUND. The primary investment objective of the Fund is to seek to provide a growing stream of income over time. A secondary objective of the Fund is to seek to provide long-term capital appreciation and current income. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

The Fund seeks to invest primarily in the stocks of companies of any size, from larger, well-established companies, which are preferred by the Adviser, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend paying equity securities. For purposes of this policy, dividend paying equity securities include common stock, preferred stock, royalty trusts and trust preferred securities. The Fund may also invest in REITs. The Fund will not invest more than 20% of its net assets in REITs. The Fund may invest up to 25% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including ADRs.

The Adviser pursues the Fund's objectives by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation and dividend growth. In selecting investments, the portfolio managers seek to identify dividend-paying issuers with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends. The Adviser generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell. The Adviser will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply.

WESTWOOD SMIDCAP PLUS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $2 billion and $20 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs, REITs, royalty trusts, and MLPs. The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and ADRs. In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such companies would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 45-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD SHORT DURATION HIGH YIELD FUND. The investment objective of the Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC ("SKY Harbor" or the "Sub-Adviser"). The Fund may invest in securities of any rating, including securities that are in default.

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. Accordingly, the Sub-Adviser seeks to achieve less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios by maintaining a duration to worst for the Fund that is significantly shorter than that of traditional high yield portfolios. The Fund also invests in high yield securities of non-U.S. companies, and the Sub-Adviser expects that the Fund's investments in non-U.S. companies will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security;
(ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

WESTWOOD GLOBAL EQUITY FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include ETFs, ADRs, Global Depositary Receipts ("GDRs"), preferred stock, warrants and REITs. Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD GLOBAL DIVIDEND FUND. The investment objective of the Fund is to seek long-term capital appreciation and dividend income. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include ETFs, ADRs, GDRs, preferred stock, warrants and REITs. Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market, offer an attractive opportunity for price appreciation and dividend growth, and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an EVA philosophy, strong core franchise value, above average cash flow generation, consistency of earnings growth and the ability, or prospective ability, to pay dividends. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD EMERGING MARKETS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include ETFs, ADRs, GDRs, preferred stock, warrants and REITs. Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an EVA philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD EMERGING MARKETS PLUS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the

MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include ETFs, ADRs, GDRs, preferred stock, warrants and REITs. Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an EVA philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD MLP AND STRATEGIC ENERGY FUND. The investment objective of the Fund is to seek to provide total return through a combination of capital appreciation and current income. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in MLPs and other energy-related investments. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. MLPs and other energy-related investments are:

(i) MLPs that are publicly traded and treated as partnerships for U.S. federal income tax purposes, which are involved in "energy-related activities," including the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources ("energy-related MLPs").

(ii) Companies structured as MLPs that have elected to be taxed as corporations for U.S. federal income tax purposes, which are involved in energy-related activities.

(iii) I-Shares issued by MLP affiliates, substantially all of whose assets consist of units or ownership interests of an affiliated energy-related MLP.

(iv) Companies other than MLPs that derive at least 50% of their revenues or operating income from energy-related activities, including energy-related utilities companies.

(v) Exchange-traded notes whose returns are linked to the returns of energy-related MLPs or indices thereof.

(vi) Exchange-traded, open-end or closed-end funds that invest primarily in energy-related MLPs or their affiliates.

(vii) Instruments that provide economic exposure to each type of investment listed in items (i) through (vi) above, including derivative instruments, such as futures contracts, forward contracts, options and swaps.

The Fund may invest in companies of any market capitalization, and may invest in initial public offerings. The Fund may invest in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality ("junk bonds"). The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest no more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships ("QPTPs") for U.S. federal income tax purposes. This limitation does not apply to I-Shares issued by MLP affiliates that are not treated as partnerships, or another type of pass-through entity, for U.S. federal income tax purposes.

The Fund will concentrate its investments in the securities of companies in the energy industries. The Fund is also classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

In deciding which securities to purchase for the Fund, the Adviser employs a proprietary fundamental bottom-up approach, which includes generating investment ideas and identifying companies with a favorable reward/risk ratio and certain other characteristics.

The Adviser considers the following security characteristics before investing:

     o    Current price and yield

     o    Price target and upside potential

     o    Downside risk

     o    Discounted cash flows

     o    Valuation multiples

     o    Distribution growth

The Adviser creates proprietary models based on a set of inputs -- risk-adjusted discount rates and oil and natural gas price curves -- which produce reward/risk ratios based on the price targets and downside risk scenarios.

In addition to a favorable reward/risk ratio, the Adviser also seeks to invest in companies with the following characteristics:

     o    Solid balance sheet

     o    Readily identifiable value drivers

     o    An experienced, prudent management team

     o    Access to capital and favorable cost of capital

     o    A history of successful execution

     o    Well-positioned assets

     o    Stable long-term contracts

     o    Equitable cash flow sharing with limited partners

In deciding whether to sell a security for the Fund, the Adviser utilizes sell signals, which include, but are not limited to: a security reaching a predetermined price target, a change to a company's fundamentals that make the reward/risk profile less attractive, or a need to improve the overall reward/risk profile of the Fund. To control the risk of negative price movements, the Adviser reviews a security for sale when it perceives negative changes to the investment thesis or when the price declines 15% over 30 days.

WESTWOOD OPPORTUNISTIC HIGH YIELD FUND. The investment objective of the Fund is to seek to maximize total return through a high level of current income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of the 80% policy, high yield securities include "junk bonds" (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by the Sub-Adviser, as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund's portfolio, or to otherwise enhance the Fund's return.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by that Fund's stated investment policies, including those stated below.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in MLPs. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs ([R]), DIAMONDS (SM), NASDAQ 100 Index Tracking Stock (SM) ("QQQs (SM)"), and iShares ([R]). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U. S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

INITIAL PUBLIC OFFERINGS ("IPOS"). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds' investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-SHARES. Issuers of MLP I-Shares use the proceeds from the sale of MLP I-Shares to purchase limited partnership interests in the MLP in the form of MLP i-units. Thus, MLP I-Shares represent an indirect interest in an MLP limited partnership interest. MLP i-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units in a number of respects, including that instead of receiving cash distributions, holders of MLP I-Shares will typically receive distributions of additional MLP I-Shares with a value equal to the cash distributions received by common unit holders. MLP I-Shares are traded on securities exchanges. As discussed further below in the "Taxes" section, a Fund's investment in one or more MLPs that are treated as qualified publicly traded partnerships is limited under the "Asset Test" to no more than 25% of the value of the Fund's assets. However, because certain issuers of MLP I-Shares are treated as corporations and not partnerships for U.S. federal income tax purposes, a Fund's investment in such MLP I-Shares is generally not counted for purposes of this 25% limitation. Unlike an interest in an MLP taxed as a partnership, returns from investments in MLP I-Shares issued by entities taxed as corporations for U.S. federal income tax purposes would be affected by a corporate level tax imposed at the entity level.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV.

ZERO COUPON BONDS. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities ("STRIPs"), that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years --the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if they believe that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Ratings. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, they believe appropriate when they learn that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

BANK LOANS. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the investment managers based on criteria approved by the Board.

The Sub-Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the issuers of bank loans and related investments being considered for acquisition by a Fund or held in a Fund's portfolio. For example, a bank issuer of privately placed bank loans considered by a Fund may offer to provide the Sub-Adviser with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, the Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, a Fund (and other clients of the Sub-Adviser) may be disadvantaged in comparison to other investors, including with respect to the price a Fund pays or receives when it buys or sells an investment. Further, the Sub-Adviser's and a Fund's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. The Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

A Fund's investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

AMERICAN DEPOSITARY RECEIPTS. ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

     o REAL ESTATE COMPANIES' SECURITIES. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of direct obligations of the U. S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as STRIPS. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U. S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the investment managers monitor compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the investment managers, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded.

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Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the "SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

EXCHANGE-TRADED NOTES ("ETNS"). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

DERIVATIVES. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds' investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers' ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is

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exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather

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than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the investment managers believe that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

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o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap. Investing in credit default swap indexes allows a Fund to manage credit risk or take a position on a basket of debt obligations more efficiently than transacting in single name credit default swaps.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The investment managers will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the investment managers' prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

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o    Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Funds is subject to the ability of the investment managers to forecast stock market and interest rate trends. If the investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the investment managers' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the investment managers' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. Other potentially adverse regulatory obligations can develop suddenly and without notice.

PARTICIPATION NOTES AND PARTICIPATORY NOTES ("P-NOTES"). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

SPECIAL RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Adviser, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. In addition, the investment objectives of the Westwood LargeCap Value Fund, the Westwood SMidCap Fund and the Westwood SmallCap Value Fund are fundamental policies that cannot be changed by a Fund without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund (except the Westwood MLP and Strategic Energy Fund) may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Westwood MLP and Strategic Energy Fund may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Fund will concentrate its investments in the securities of companies in the energy industries.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval. In addition, the investment objectives of the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund, the Westwood Emerging Markets Plus Fund, the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund are non-fundamental policies that may be changed by the Board without shareholder approval.

The Funds (except the Westwood MLP and Strategic Energy Fund) may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and
     (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

In addition,

7. Under normal circumstances, the Westwood SmallCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

8. Under normal circumstances, the Westwood SMidCap Fund and the Westwood SMidCap Plus Fund will each invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.

9. Under normal circumstances, the Westwood LargeCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

10. Under normal circumstances, the Westwood Dividend Growth Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying equity securities.

11. Under normal circumstances, the Westwood Short Duration High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities.

12. Under normal circumstances, the Westwood Global Equity Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States.

13. Under normal circumstances, the Westwood Global Dividend Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States.

14. Under normal circumstances, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund will each invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.

15. Under normal circumstances, the Westwood Opportunistic High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities.

The Westwood MLP and Strategic Energy Fund may not:

1. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

In addition,

5. Under normal circumstances, the Westwood MLP and Strategic Energy Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLPs and other energy-related investments.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

GENERAL. Westwood Management Corp., a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2014, the Adviser had approximately $17.2 billion in assets under management.

The Adviser has delegated the authority to manage the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund to SKY Harbor Capital Management, LLC. The Adviser monitors the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated December 16, 2005 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. ("Westwood International"), an affiliate of the Adviser. Westwood International is not registered with the SEC as an investment adviser under the Advisers Act. Westwood International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which Westwood International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser. In addition, as a result of the Dodd-Frank Act the SEC staff's view and position regarding "participating affiliates" may change in the future.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

--------------------------------------------------------------------------------
Fund                                                              Management Fee
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund                                          0.75%
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund                                      0.75%
--------------------------------------------------------------------------------
Westwood SMidCap Fund                                                 0.75%
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund                                          0.85%
--------------------------------------------------------------------------------
Westwood Dividend Growth Fund                                         0.75%
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                                            0.75%
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund                               0.75%
--------------------------------------------------------------------------------
Westwood Global Equity Fund                                           0.80%
--------------------------------------------------------------------------------
Westwood Global Dividend Fund                                         0.80%
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund                                        0.95%
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund                                   0.95%
--------------------------------------------------------------------------------
Westwood MLP and Strategic Energy Fund                                0.85%
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund                                0.55%
--------------------------------------------------------------------------------

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the Funds' average daily net assets as follows:

--------------------------------------------------------------------------------
Fund                                  Share Class               Expense Cap
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund          Institutional Shares         1.00%
                                      ------------------------------------------
                                      A Class Shares               1.25%
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund      Institutional Shares         0.90%
                                      ------------------------------------------
                                      A Class Shares               1.15%
--------------------------------------------------------------------------------
Westwood SMidCap Fund                 Institutional Shares         1.25%
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund          Institutional Shares         1.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westwood Dividend Growth Fund         Institutional Shares         1.00%
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund            Institutional Shares         1.00%
--------------------------------------------------------------------------------
Westwood Short Duration High Yield    Institutional Shares         0.90%
Fund                                  ------------------------------------------
                                      A Class Shares               1.15%
--------------------------------------------------------------------------------
Westwood Global Equity Fund           Institutional Shares         1.00%
                                      ------------------------------------------
                                      A Class Shares               1.25%
--------------------------------------------------------------------------------
Westwood Global Dividend Fund         Institutional Shares         1.00%
                                      ------------------------------------------
                                      A Class Shares               1.25%
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund        Institutional Shares         1.20%
                                      ------------------------------------------
                                      A Class Shares               1.45%
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus        Institutional Shares         1.20%
Fund                                  ------------------------------------------
                                      A Class Shares               1.45%
--------------------------------------------------------------------------------
Westwood MLP and Strategic Energy     Institutional Shares         1.00%
Fund
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield     Institutional Shares         0.75%
                                      ------------------------------------------
Fund                                  Ultra Shares                 0.60%
--------------------------------------------------------------------------------

With the exception of the Westwood Dividend Growth Fund, the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund, the above contractual fee waivers will be honored by the Adviser through February 28, 2016 and the fee waivers may be renewed by the Adviser for subsequent periods thereafter. With respect to the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund, the above contractual fee waivers will be honored by the Adviser through February 28, 2017 and the fee waivers may be renewed by the Adviser for subsequent periods thereafter. With respect to the Westwood Dividend Growth Fund, the contractual arrangement shall continue in effect until February 28, 2016 and shall thereafter continue in effect until its termination by shareholders of the Westwood Dividend Growth Fund.

To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place.

Except as otherwise noted, for the fiscal years ended October 31, 2012, 2013 and 2014, the Funds paid the following in management fees to the Adviser:

-----------------------------------------------------------------------------------------------------------------
                      CONTRACTUAL FEES PAID    FEES WAIVED BY THE ADVISER (1)            TOTAL FEES PAID (1)

FUND           2012       2013        2014     2012       2013       2014         2012          2013       2014
-----------------------------------------------------------------------------------------------------------------
Westwood
LargeCap
Value Fund  $1,368,522 $1,185,764 $1,325,544     $0      $0      $0           $1,446,499   $1,185,764 $1,325,544
-----------------------------------------------------------------------------------------------------------------
Westwood
SMidCap
Fund        $3,031,610 $3,254,930 $4,032,473     $0      $0      $0           $3,031,610   $3,254,930 $4,032,473
-----------------------------------------------------------------------------------------------------------------
Westwood
Income
Opportunity
Fund        $5,179,309 $8,547,781 $14,055,726    $0      $0      $0           $5,368,847   $8,552,590 $14,055,086
-----------------------------------------------------------------------------------------------------------------
Westwood
SmallCap
Value Fund   $266,962   $376,141   $716,256   $24,601 $31,716 $18,937          $242,361     $344,425   $697,319
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                     CONTRACTUAL FEES PAID          FEES WAIVED BY THE ADVISER (1)               TOTAL FEES PAID (1)
-------------------------------------------------------------------------------------------------------------------------------
FUND          2012         2013          2014      2012         2013         2014      2012            2013             2014
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Dividend
Growth
Fund        $598,382     $589,661      $615,993      $0           $0          $0     $612,189       $589,661          $615,993
-------------------------------------------------------------------------------------------------------------------------------
Westwood
SMidCap
Plus Fund   $132,910     $212,839      $691,045   $81,144      $46,710      $4,765   $51,766        $166,129          $706,656
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Short
Duration
High Yield
Fund        $174,875 (2) $510,402     $1,194,433 $126,897 (2) $108,847     $52,533   $47,978 (2)    $401,555         $1,141,900
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Global
Equity Fund   N/A (3)    $73,931 (4)   $114,640    N/A (3)    $73,931 (4)  $114,640    N/A (3)          $0 (4)            $0
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Global
Dividend
Fund          N/A (3)    $31,505 (4)   $53,717     N/A (3)    $31,505 (4)  $53,717     N/A (3)          $0 (4)            $0
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Emerging
Markets
Fund          N/A (3)    $326,679 (7)  $467,281    N/A (3)    $305,315 (4) $324,420    N/A (3)       $21,364 (4)      $142,861
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Emerging
Markets
Plus Fund     N/A (3)      N/A (3)       N/A (3)   N/A (3)      N/A (3)      N/A (3)   N/A (3)         N/A (3)          N/A (3)
-------------------------------------------------------------------------------------------------------------------------------
Westwood
MLP and
Strategic
Energy
Fund          N/A (3)      N/A (3)       N/A (3)   N/A (3)      N/A (3)      N/A (3)   N/A (3)         N/A (3)          N/A (3)
-------------------------------------------------------------------------------------------------------------------------------
Westwood
Opportunis
tic High
Yield Fund    N/A (3)      N/A (3)       N/A (3)   N/A (3)      N/A (3)      N/A (3)   N/A (3)         N/A (3)          N/A (3)
-------------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal years ended October 31, 2013 and 2014, the Adviser additionally reimbursed fees of $87,924 and $29,140, respectively, for the Westwood Global Equity Fund and $104,368 and $71,234, respectively, for the Westwood Global Dividend Fund to maintain the stated expense caps under its contractual expense limitation agreement with the Funds. During the fiscal year ended October 31, 2014, the Adviser recovered previously waived and reimbursed fees of $20,376 for the Westwood SMidCap Plus Fund. During the fiscal years ended October 31, 2012 and 2013, the Adviser recovered previously waived and reimbursed fees of $189,538 and $4,809 for the Westwood Income Opportunity Fund. During the fiscal year ended October 31, 2012, the Adviser recovered previously waived or reimbursed fees of $77,977 for the Westwood LargeCap Value Fund and $13,807 for the Westwood Dividend Growth Fund. As of October 31, 2014, the amount of previously waived and reimbursed fees for the Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund for which the Adviser may seek reimbursement was $132,619, $75,254, $288,277, $305,635, $260,824, and $629,735, respectively.

(2) Represents the period from December 28, 2011 (commencement of Fund operations) to October 31, 2012.

(3)  Not in operation during the period.

(4) Represents the period from December 26, 2012 (commencement of Fund operations) to October 31, 2013.

SUB-ADVISER

SKY Harbor, an independent Delaware limited liability company established in 2011, is located at 20 Horseneck Lane, Greenwich, Connecticut 06830 and is registered with the SEC under the Advisers Act. SKY Harbor serves as the sub-adviser to the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the Funds' investments. SKY Harbor is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. As of December 31, 2014, SKY Harbor had approximately $7.37 billion in assets under management.

SUB-ADVISORY AGREEMENT. The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund, makes investment decisions for the Funds and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at an annual rate of 0.35% and 0.275% of the Westwood Short Duration High Yield Fund's and the Westwood Opportunistic High Yield Fund's average daily net assets, respectively.

For the fiscal years ended October 31, 2012, 2013 and 2014, the Adviser paid the Sub-Adviser the following sub-advisory fees:

-------------------------------------------------------------------------------------------------
                         FUND                       CONTRACTUAL FEES PAID
-------------------------------------------------------------------------------------------------
                                               2012                2013             2014
-------------------------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund      $81,600 (1)         $238,307         $561,976
-------------------------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund         N/A (2)            N/A (2)          N/A (2)
-------------------------------------------------------------------------------------------------

(1) Represents the period from December 28, 2011 (commencement of Fund operations) to October 31, 2012.

(2)  Not in operation during the period.


THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Funds' portfolio managers' compensation consists of a base salary, a discretionary cash bonus, profit sharing, company stock incentive compensation and a full benefits package. Percentages for each component of compensation are variable. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. The discretionary cash bonus and restricted stock award are determined at year-end and they vary with the firm's success, which is directly linked to the performance of the products they manage, including the Funds and other accounts. Lastly, other benefits such as health insurance, life insurance and short and long-term disability insurance packages, as well as a 401(k) plan with employer matching, are provided.

The Sub-Adviser compensates the Westwood Short Duration High Yield Fund's and Westwood Opportunistic High Yield Fund's portfolio managers for their management of the Funds, and in addition, compensates Ms. Strasser and Ms.

Yobage, co-founders of the Sub-Adviser, for their management of the company. The portfolio managers' compensation consists of a base salary, a full benefits package (including health insurance, life insurance, short and long-term disability insurance, and a 401(k) plan). Mr. Carrington is also eligible for a discretionary cash bonus and stock incentive compensation. As co-founders of the firm, Ms. Strasser and Ms. Yobage do not participate in the employee cash bonus or the employee stock incentive program but receive a proportionate share in the profit or loss of the Sub-Adviser as co-founders. Percentages for each component of compensation are variable. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. As co-founders and equity owners, Ms. Strasser's and Ms. Yobage's overall compensation varies with the ultimate value creation of the Sub-Adviser, which is linked to the performance of its products and services, including the Westwood Short Duration High Yield Fund, the Westwood Opportunistic High Yield Fund and other accounts.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds which he/she manages as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------------------------------------------------------------------------------------------------
NAME                                                             DOLLAR RANGE OF FUND SHARES (1)
------------------------------------------------------------------------------------------------------------------------------------
WESTWOOD
------------------------------------------------------------------------------------------------------------------------------------
                                           $100,001 - $500,000 (Westwood LargeCap Value Fund, Institutional Shares)
Mark R. Freeman                              $500,001 - $1,000,000 (Westwood Income Opportunity Fund, Institutional
                                                                            Shares)
------------------------------------------------------------------------------------------------------------------------------------
Scott D. Lawson                                  $1 - $10,000 (Westwood LargeCap Value Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Varun V. Singh                             $100,001 - $500,000 (Westwood LargeCap Value Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
                                          $10,001 - $50,000 (Westwood Income Opportunity Fund, Institutional Shares)
Todd L. Williams                           $100,001 - $500,000 (Westwood MLP & Strategic Energy Fund, Institutional
                                                                            Shares)
------------------------------------------------------------------------------------------------------------------------------------
                                            $1 - $10,000 (Westwood LargeCap Value Fund, Institutional Shares)
Lisa Dong                                   $1 - $10,000 (Westwood SmallCap Value Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
                                           $100,001 - $500,000 (Westwood SMidCap Fund, Institutional Shares)
Ragen R. Stienke                            $100,001 - $500,000 (Westwood SMidCap Plus Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
William E. Costello                        $100,001 - $500,000 (Westwood SmallCap Value Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
                                            $1 - $10,000 (Westwood SMidCap Fund, Institutional Shares)
Prashant Inamdar                             $1 - $10,000 (Westwood SMidCap Plus Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Rowsey                              $1 - $10,000 (Westwood SmallCap Value Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Grant L. Taber                              $10,001 - $50,000 (Westwood SMidCap Fund, Institutional Shares)
                                         $10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Lieu                              $10,001 - $50,000 (Westwood SMidCap Fund, Institutional Shares)
                                         $10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
                                        $10,001 - $50,000 (Westwood LargeCap Value Fund, Institutional Shares)
Matthew R. Lockridge                    $10,001 - $50,000 (Westwood SmallCap Value Fund, Institutional Shares)
                                        $10,001-$50,000 (Westwood Dividend Growth Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. MacDonald                  $100,001 - $500,000 (Westwood Dividend Growth Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Michael Wall                                $50,001-$100,000 (Westwood Dividend Growth Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Hollis Ghobrial                            $1 - $10,000 (Westwood MLP & Strategic Energy Fund, Institutional Shares)
------------------------------------------------------------------------------------------------------------------------------------
Matthew Na                                                                   None
------------------------------------------------------------------------------------------------------------------------------------
Patricia Perez-Coutts, CFA                                                   None
------------------------------------------------------------------------------------------------------------------------------------
Thomas Pinto Basto, CFA                                                      None
------------------------------------------------------------------------------------------------------------------------------------
SKY HARBOR
------------------------------------------------------------------------------------------------------------------------------------
Anne Yobage, CFA                     $100,001 - $500,000 (Westwood Short Duration High Yield Fund, Institutional
                                                                            Shares)
------------------------------------------------------------------------------------------------------------------------------------
Hannah Strasser, CFA                 $100,001 - $500,000 (Westwood Opportunistic High Yield Fund, Ultra Shares)
------------------------------------------------------------------------------------------------------------------------------------
Ryan Carrington, CFA                                                         None
------------------------------------------------------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2014.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2014.

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

------------------------------------------------------------------------------------------------------------------------------------
                                REGISTERED                        OTHER POOLED
                           INVESTMENT COMPANIES                 INVESTMENT VEHICLES                  OTHER ACCOUNTS
                       -------------------------------------------------------------------------------------------------------------
                        NUMBER
                           OF        TOTAL ASSETS (1)      NUMBER OF      TOTAL ASSETS (1)      NUMBER OF      TOTAL ASSETS (1)
          NAME         ACCOUNTS      (IN MILLIONS)          ACCOUNTS      (IN MILLIONS)          ACCOUNTS      (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
WESTWOOD
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Freeman             8           $1,911.3               15           $1,386.5                65           $3,145.2
------------------------------------------------------------------------------------------------------------------------------------
Scott Lawson                7           $1,889.9                6            $697.1                 49           $1,992.6
------------------------------------------------------------------------------------------------------------------------------------
Varun V. Singh              7           $1,889.9                6            $697.1                 38           $1,989.5
------------------------------------------------------------------------------------------------------------------------------------
Todd L. Williams            0               $0                  5            $575.3                 34          $1,704.0 (2)
------------------------------------------------------------------------------------------------------------------------------------
Lisa Dong                   8           $1,981.6                9            $762.8                 49           $2,117.5
------------------------------------------------------------------------------------------------------------------------------------
Ragen R. Stienke            1            $175.0                 6            $578.9                 39           $2,751.2
------------------------------------------------------------------------------------------------------------------------------------
William E. Costello         1             $91.7                 3             $65.8                 12            $126.6
------------------------------------------------------------------------------------------------------------------------------------
Prashant Inamdar            1            $175.0                 6            $578.9                 39           $2,750.0
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Rowsey              1             $91.7                 3             $65.8                 10            $125.8
------------------------------------------------------------------------------------------------------------------------------------
Grant L. Taber              1            $175.0                 8            $743.3                 51           $3,082.4
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Lieu              1            $175.0                11            $804.4                 46           $3,082.5
------------------------------------------------------------------------------------------------------------------------------------
Matthew Na                  0               $0                  2             $81.1                 16           $602.4 (2)
------------------------------------------------------------------------------------------------------------------------------------
Matthew R. Lockridge        8           $1,981.6               12            $956.1                 63           $2,554.3
------------------------------------------------------------------------------------------------------------------------------------
Hollis Ghobrial             0               $0                  2             $81.1                 16           $602.8 (2)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.
MacDonald                   0               $0                  3            $193.3                 24            $441.9
------------------------------------------------------------------------------------------------------------------------------------
Mike Wall                   0               $0                  1             $28.9                 12            $107.2
------------------------------------------------------------------------------------------------------------------------------------
Patricia Perez-Coutts,      3            $593.1                13           $1,926.4                 8            $634.7
CFA
------------------------------------------------------------------------------------------------------------------------------------
Thomas Pinto Basto,         2             $81.2                 3            $251.8                  5             $1.7
CFA
------------------------------------------------------------------------------------------------------------------------------------
SKY HARBOR
------------------------------------------------------------------------------------------------------------------------------------
Anne Yobage, CFA            1           $168.91                 2          $4,282.10                12          $1,860.30
------------------------------------------------------------------------------------------------------------------------------------
Hannah Strasser, CFA        1             $1.78                 2           $633.62                  7           $423.81
------------------------------------------------------------------------------------------------------------------------------------
Ryan Carrington, CFA        1             $1.78                 2           $633.62                  7           $423.81
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be duplicated.

(2) Includes two accounts with assets under management of $571.4 million as of December 31, 2014 that are subject to performance- based advisory fees.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, both the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Both the Adviser's and Sub-Adviser's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate the Adviser's and/or Sub-Adviser's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. Both the Adviser and Sub-Adviser generally allocate securities among client accounts according to each account's pre-determined participation in the transaction. Both the Adviser's and Sub-Adviser's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Both the Adviser and Sub-Adviser prohibit late trading, frequent trading and/or market timing in the Funds and monitor trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2012, 2013 and 2014, the Funds paid the following amounts for these services:

--------------------------------------------------------------------------------
                                                   ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                                      2012         2013             2014
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund               $108,040     $85,435          $86,494
--------------------------------------------------------------------------------
Westwood SMidCap Fund                      $238,632    $234,269         $262,941
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund           $405,726    $612,825         $914,765
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund               $18,522      $23,801          $41,062
--------------------------------------------------------------------------------
Westwood Dividend Growth Fund              $47,043      $42,497          $40,179
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                 $10,427      $15,272          $44,805
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund    $13,569 (1)  $36,582          $77,637
--------------------------------------------------------------------------------
Westwood Global Equity Fund                  N/A (2)   $59,157 (3)       $72,047
--------------------------------------------------------------------------------
Westwood Global Dividend Fund               N/A (2)   $25,797 (3)       $33,911
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund               N/A (2)   $181,718 (3)     $246,521
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund          N/A (2)     N/A (2)         N/A (2)
--------------------------------------------------------------------------------
Westwood MLP and Strategic Energy Fund       N/A (2)     N/A (2)         N/A (2)
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund       N/A (2)     N/A (2)         N/A (2)
--------------------------------------------------------------------------------

(1) Represents the period from December 28, 2011 (commencement of Fund operations) to October 31, 2012.

(2)  Not in operation during the period.

(3) Represents the period from December 26, 2012 (commencement of Fund operations) to October 31, 2013.

THE DISTRIBUTOR

GENERAL. The Trust and the Distributor, a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

o A CLASS SHARES. The Plan provides a method of paying for distribution services and providing compensation to the Distributor or other financial
institutions and intermediaries for post-sales   servicing, which may help the
Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of the assets of the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund attributable to A Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Service Providers may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

o DESCRIPTION OF DISTRIBUTION SERVICES.  Distribution services may include:
(i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors,
broker-dealers,   mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

For the fiscal years ended October 31, 2012, 2013 and 2014, the Funds paid the Distributor the following fees pursuant to the Plan. A Class Shares of the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund were not in operation as of the fiscal year ended October 31, 2014.

----------------------------------------------------------------------------------------
                                12B-1 FEES PAID              12B-1 FEES RETAINED BY THE
                                                                DISTRIBUTOR
----------------------------------------------------------------------------------------
FUND                     2012           2013      2014         2012     2013     2014
----------------------------------------------------------------------------------------
Westwood LargeCap
Value Fund             $11,128        $12,606   $14,230       $2,099   $2,654     $3,243
----------------------------------------------------------------------------------------
Westwood Income
Opportunity Fund       $127,524      $253,304   $437,707      $1,192   $6,382    $22,819
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                           12B-1 FEES PAID              12B-1 FEES RETAINED BY THE
                                                                DISTRIBUTOR
--------------------------------------------------------------------------------------
FUND                     2012           2013      2014         2012     2013     2014
--------------------------------------------------------------------------------------
Westwood Short
Duration High Yield
Fund                     N/A (1)     $376 (2)   $2,596        N/A (1)   $344 (2) $926
--------------------------------------------------------------------------------------
Westwood Emerging
Markets Fund             N/A (1)    $1,296 (3)  $1,816        N/A (1)   $775 (3) $929
--------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

(3) Represents the period from December 26, 2012 (commencement of class operations) to October 31, 2013.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood SMidCap Plus Fund and the Westwood Opportunistic High Yield Fund have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.20% of average daily net assets of the Westwood SMidCap Fund, Westwood SmallCap Value Fund and Westwood SMidCap Plus Fund and 0.15% of average daily net assets of the Institutional Shares of the Westwood Opportunistic High Yield Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Adviser, and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee, bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, the Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, the Sub-Adviser and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for the Westwood LargeCap Value Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Fund have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objective(s), strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN
NAME AND YEAR OF BIRTH     POSITION WITH TRUST       IN THE PAST 5 YEARS         THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Robert Nesher              Chairman of the           SEI employee 1974 to        Current Directorships: Trustee of The
(Born: 1946)               Board of Trustees (1)     present; currently          Advisors' Inner Circle Fund II, Bishop
                           (since 1991)              performs various            Street Funds, SEI Daily Income Trust,
                                                     services on behalf of       SEI Institutional International Trust,
                                                     SEI Investments for         SEI Institutional Investments Trust, SEI
                                                     which Mr. Nesher is         Institutional Managed Trust, SEI
                                                     compensated. Vice           Liquid Asset Trust, SEI Asset
                                                     Chairman of The             Allocation Trust, SEI Tax Exempt
                                                     Advisors' Inner Circle      Trust, Adviser Managed Trust, New
                                                     Fund III, O'Connor          Covenant Funds, SEI Insurance
                                                     EQUUS (closed-end           Products Trust and The KP Funds.
                                                     investment company),        Director of SEI Global Master Fund
                                                     Winton Series Trust and     plc, SEI Global Assets Fund plc, SEI
                                                     Winton Diversified          Global Investments Fund plc, SEI
                                                     Opportunities Fund          Investments--Global Funds Services,
                                                     (closed-end investment      Limited, SEI Investments Global,
                                                     company). President         Limited, SEI Investments (Europe)
                                                     and Director of SEI         Ltd., SEI Investments--Unit Trust
                                                     Structured Credit Fund,     Management (UK) Limited, SEI Multi-
                                                     LP. President and Chief     Strategy Funds PLC and SEI Global
                                                     Executive Officer of        Nominee Ltd.
                                                     SEI Alpha Strategy
                                                     Portfolios, LP, June        Former Directorships: Director of SEI
                                                     2007 to September           Opportunity Fund, L.P. to 2010.
                                                     2013. President of SEI      Director of SEI Alpha Strategy
                                                     Opportunity Fund, L.P.      Portfolios, LP to 2013.
                                                     to 2010.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN
NAME AND YEAR OF BIRTH     POSITION WITH TRUST       IN THE PAST 5 YEARS         THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
William M. Doran           Trustee (1)               Self-Employed               Current Directorships: Trustee of The
(Born: 1940)               (since 1991)              Consultant since 2003.      Advisors' Inner Circle Fund II, Bishop
                                                     Partner at Morgan,          Street Funds, The Advisors' Inner
                                                     Lewis & Bockius LLP         Circle Fund III, O'Connor EQUUS
                                                     (law firm) from 1976 to     (closed-end investment company),
                                                     2003. Counsel to the        Winton Series Trust, Winton
                                                     Trust, SEI Investments,     Diversified Opportunities Fund (closed-
                                                     SIMC, the Administrator     end investment company), SEI Daily
                                                     and the Distributor.        Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Liquid Asset
                                                                                 Trust, SEI Asset Allocation Trust, SEI
                                                                                 Tax Exempt Trust, Adviser Managed
                                                                                 Trust, New Covenant Funds, SEI
                                                                                 Insurance Products Trust and The KP
                                                                                 Funds. Director of SEI Investments
                                                                                 (Europe), Limited, SEI Investments--
                                                                                 Global Funds Services, Limited, SEI
                                                                                 Investments Global, Limited, SEI
                                                                                 Investments (Asia), Limited, SEI
                                                                                 Global Nominee Ltd. and SEI
                                                                                 Investments -- Unit Trust Management
                                                                                 (UK) Limited. Director of the
                                                                                 Distributor since 2003.
                                                                                 Former Directorships: Director of SEI
                                                                                 Alpha Strategy Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
John K. Darr               Trustee                   Retired. Chief Executive    Current Directorships: Trustee of The
(Born: 1944)               (since 2008)              Officer, Office of          Advisors' Inner Circle Fund II, Bishop
                                                     Finance, Federal Home       Street Funds and The KP Funds.
                                                     Loan Banks, from 1992       Director of Federal Home Loan Bank
                                                     to 2007.                    of Pittsburgh, Meals on Wheels,
                                                                                 Lewes/Rehoboth Beach and West
                                                                                 Rehoboth Land Trust.
--------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.      Trustee                   Self-Employed               Current Directorships: Trustee of The
(Born: 1952)               (since 2011)              Consultant since January    Advisors' Inner Circle Fund II, Bishop
                                                     2012. Director of           Street Funds and The KP Funds.
                                                     Endowments and              Director of The Korea Fund, Inc.
                                                     Foundations,
                                                     Morningstar Investment
                                                     Management,
                                                     Morningstar, Inc.,
                                                     February 2010 to May
                                                     2011. Director of
                                                     International Consulting
                                                     and Chief Executive
                                                     Officer of Morningstar
                                                     Associates Europe
                                                     Limited, Morningstar,
                                                     Inc., May 2007 to
                                                     February 2010. Country
                                                     Manager -- Morningstar
                                                     UK Limited,
                                                     Morningstar, Inc., June
                                                     2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN
NAME AND YEAR OF BIRTH     POSITION WITH TRUST       IN THE PAST 5 YEARS         THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson        Trustee                   Retired. Private Investor   Current Directorships: Trustee of The
(Born: 1942)               (since 2005)              since 1994.                 Advisors' Inner Circle Fund II, Bishop
                                                                                 Street Funds, SEI Asset Allocation
                                                                                 Trust, SEI Daily Income Trust, SEI
                                                                                 Institutional International Trust, SEI
                                                                                 Institutional Managed Trust, SEI
                                                                                 Institutional Investments Trust, SEI
                                                                                 Liquid Asset Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and The KP Funds.
                                                                                 Director of Federal Agricultural
                                                                                 Mortgage Corporation (Farmer Mac)
                                                                                 since 1997.

                                                                                 Former Directorships: Director of SEI
                                                                                 Alpha Strategy Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian         Trustee                   Vice President,             Current Directorships: Trustee of The
(Born: 1943)               (since 2005)              Compliance, AARP            Advisors' Inner Circle Fund II, Bishop
                                                     Financial Inc., from        Street Funds and The KP Funds.
                                                     2008 to 2010. Self-
                                                     Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from
                                                     1995 to 2003.
--------------------------------------------------------------------------------------------------------------------------
Bruce Speca                Trustee                   Global Head of Asset        Current Directorships: Trustee of The
(Born: 1956)               (since 2011)              Allocation, Manulife        Advisors' Inner Circle Fund II, Bishop
                                                     Asset Management            Street Funds and The KP Funds.
                                                     (subsidiary of Manulife
                                                     Financial), June 2010 to
                                                     May 2011. Executive
                                                     Vice President --
                                                     Investment Management
                                                     Services, John Hancock
                                                     Financial Services
                                                     (subsidiary of Manulife
                                                     Financial), June 2003 to
                                                     June 2010.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN
  NAME AND YEAR OF BIRTH   POSITION WITH TRUST       IN THE PAST 5 YEARS         THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.    Trustee                   Retired since January       Current Directorships: Trustee/
(Born: 1942)               (since 1999)              2012. Self-Employed         Director of State Street Navigator
                           Lead Independent          Consultant, Newfound        Securities Lending Trust, The
                           Trustee                   Consultants Inc., April     Advisors' Inner Circle Fund II, Bishop
                                                     1997 to December 2011.      Street Funds, SEI Structured Credit
                                                                                 Fund, LP, SEI Daily Income Trust, SEI
                                                                                 Institutional International Trust, SEI
                                                                                 Institutional Investments Trust, SEI
                                                                                 Institutional Managed Trust, SEI
                                                                                 Liquid Asset Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust, New
                                                                                 Covenant Funds, SEI Insurance
                                                                                 Products Trust and The KP Funds.
                                                                                 Member of the independent review
                                                                                 committee for SEI's Canadian-
                                                                                 registered mutual funds.

                                                                                 Former Directorships: Director of SEI
                                                                                 Opportunity Fund, L.P. to 2010.
                                                                                 Director of SEI Alpha Strategy
                                                                                 Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.



INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the

          Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met forty-four (44) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met six (6) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-----------------------------------------------------------------------------------------------
                                 DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF SHARES
      NAME                   FUND SHARES (FUND) (1)       (ALL FUNDS IN THE FUND COMPLEX) (1,2)
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------
      Doran                          None                               None
-----------------------------------------------------------------------------------------------
     Nesher                          None                               None
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
       Darr                          None                          $10,001-$50,000
-----------------------------------------------------------------------------------------------
     Grause                          None                           Over $100,000
-----------------------------------------------------------------------------------------------
    Johnson                          None                                None
-----------------------------------------------------------------------------------------------
   Krikorian                         None                                None
-----------------------------------------------------------------------------------------------
      Speca                          None                             $1-$10,000
-----------------------------------------------------------------------------------------------
    Sullivan                         None                                None
-----------------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2014.

(2) The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------
                                    PENSION OR
                                    RETIREMENT           ESTIMATED
                   AGGREGATE     BENEFITS ACCRUED     ANNUAL BENEFITS
                 COMPENSATION    AS PART OF FUND           UPON          TOTAL COMPENSATION FROM THE
   NAME         FROM THE TRUST       EXPENSES           RETIREMENT        TRUST AND FUND COMPLEX (1)
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------
    Doran             $0              N/A                 N/A          $0 for service on one (1) board
-----------------------------------------------------------------------------------------------------
    Nesher            $0              N/A                 N/A          $0 for service on one (1) board
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------
    Darr          $76,320             N/A                 N/A          $76,320 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------
   Grause         $76,320             N/A                 N/A          $76,320 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------
  Johnson         $76,320             N/A                 N/A          $76,320 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------
 Krikorian        $76,320             N/A                 N/A          $76,320 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------
   Speca         $76,320              N/A                 N/A          $76,320 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------
 Sullivan        $81,888              N/A                 N/A          $81,888 for service on one (1)
                                                                         board
-----------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------------------------------------------------------------------------------------------------
NAME AND
YEAR OF BIRTH       POSITION WITH TRUST                        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Michael Beattie     President                                  Director of Client Service, SEI Investments Company,
(Born: 1965)        (since 2011)                               since 2004.
-------------------------------------------------------------------------------------------------------------------
Rami Abdel-         Treasurer, Controller and Chief Financial  Director, SEI Investments, Fund Accounting since
Rahman              Officer                                    June 2014. Fund Accounting Director, BNY Mellon,
(Born: 1974)        (since 2014)                               from 2006 to 2014. Fund Accounting Manager,
                                                               JPMorgan Chase, from 1998 to 2006.
-------------------------------------------------------------------------------------------------------------------
Dianne M.           Vice President and Secretary               Counsel at SEI Investments since 2010. Associate at
Descoteaux          (since 2011)                               Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
-------------------------------------------------------------------------------------------------------------------
Russell Emery       Chief Compliance Officer                   Chief Compliance Officer of SEI Structured Credit
(Born: 1962)        (since 2006)                               Fund, LP since June 2007. Chief Compliance Officer
                                                               of SEI Alpha Strategy Portfolios, LP from June 2007
                                                               to September 2013. Chief Compliance Officer of The
                                                               Advisors' Inner Circle Fund II, Bishop Street Funds,
                                                               The Advisors' Inner Circle Fund III, O'Connor
                                                               EQUUS (closed-end investment company), Winton
                                                               Series Trust, Winton Diversified Opportunities Fund
                                                               (closed-end investment company), SEI Institutional
                                                               Managed Trust, SEI Asset Allocation Trust, SEI
                                                               Institutional International Trust, SEI Institutional
                                                               Investments Trust, SEI Daily Income Trust, SEI Liquid
                                                               Asset Trust, SEI Tax Exempt Trust, Adviser Managed
                                                               Trust, New Covenant Funds, SEI Insurance Products
                                                               Trust and The KP Funds. Chief Compliance Officer of
                                                               SEI Opportunity Fund, L.P. until 2010.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME AND
YEAR OF BIRTH       POSITION WITH TRUST                        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
John Munch          Vice President and Assistant Secretary     Attorney, SEI Investments Company, since 2001.
(Born: 1971)        (since 2012)                               General Counsel, SEI Investments Distribution Co.,
                                                               since 2004.
-------------------------------------------------------------------------------------------------------------------
Lisa Whittaker      Vice President and Assistant Secretary     Attorney, SEI Investments Company (2012-present).
(Born: 1978)        (since 2013)                               Associate Counsel and Compliance Officer, The
                                                               Glenmede Trust Company, N.A. (2011-2012).
                                                               Associate, Drinker Biddle & Reath LLP (2006-2011).
-------------------------------------------------------------------------------------------------------------------
John Y. Kim         Vice President and Assistant Secretary     Attorney, SEI Investments Company (2014-present).
(Born: 1981)        (since 2014)                               Associate, Stradley Ronon Stevens & Young, LLP
                                                               (2009-2014).
-------------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.


TAXES

The following is only a summary of certain U.S. additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "QPTP" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. The Internal Revenue Service ("IRS") and the Department of Treasury have recently indicated that they are reassessing whether certain types of income from natural resource activities produce qualifying income for QPTPs and plan to issue guidance addressing these issues. It is unclear whether any such guidance will affect any QPTP investments previously made by the Funds or whether such guidance would limit the number of issuers treated as QPTPs.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by a Fund indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

SALES, EXCHANGES, OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. The requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Fund's investment managers would not have chosen to sell such securities and which may result in taxable gain or loss.

Certain Funds intend to invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests. In addition, as partnerships for U.S. federal income tax purposes, QPTPs do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to pay U.S. federal income tax on its taxable income and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund's investment. In addition, a QPTP that is no longer taxed as a partnership will no longer be included in the 25% diversification limitation applicable to the Fund's investments in QPTPs taxed as partnerships.

Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in QPTPs may at other times result in the Fund's receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes.

MLPs and other partnerships that the Funds may invest in will generally deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

Certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the qualifying income requirements of the Code. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain "phantom" income and gain such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Except as otherwise noted, for the fiscal years ended October 31, 2012, 2013 and 2014, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
FUND                                         2012           2013          2014
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund               $161,402       $125,664      $105,913
--------------------------------------------------------------------------------
Westwood SMidCap Fund                      $311,136       $389,049      $419,101
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund           $344,404       $552,844      $383,515
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund               $63,367        $67,543       $156,928
--------------------------------------------------------------------------------
Westwood Dividend Growth Fund              $78,345        $38,297       $57,425
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                 $15,345        $20,671       $93,247
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund       $0 (1)          $0            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                                         2012           2013          2014
--------------------------------------------------------------------------------
Westwood Global Equity Fund                 N/A (2)      $18,959 (3)    $12,263
--------------------------------------------------------------------------------
Westwood Global Dividend Fund               N/A (2)       $9,321 (3)    $6,248
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund              N/A (2)      $117,291 (3)   $33,728
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund         N/A (2)        $N/A (2)     N/A (2)
--------------------------------------------------------------------------------
Westwood MLP and Strategic Energy Fund      N/A (2)        $N/A (2)     N/A (2)
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund      N/A (2)        $N/A (2)     N/A (2)
--------------------------------------------------------------------------------


(1) Represents the period from December 28, 2011 (commencement of Fund operations) to October 31, 2012.

(2)  Not in operation during the period.

(3) Represents the period from December 26, 2012 (commencement of Fund operations) to October 31, 2013.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, an adviser may select a broker based upon brokerage or research services provided to the adviser. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the advisers face a potential conflict of interest, but the advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, an adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Except as otherwise noted, for the fiscal year ended October 31, 2014, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to an adviser:

---------------------------------------------------------------------------------------------------------------
                                           TOTAL DOLLAR AMOUNT OF             TOTAL DOLLAR AMOUNT OF
                                          BROKERAGE COMMISSIONS FOR           TRANSACTIONS INVOLVING
FUND                                          RESEARCH SERVICES             BROKERAGE COMMISSIONS FOR
                                                                                RESEARCH SERVICES
---------------------------------------------------------------------------------------------------------------
Westwood LargeCap Value Fund                        $105,912                    $195,109,854
---------------------------------------------------------------------------------------------------------------
Westwood SMidCap Fund                               $419,191                    $573,513,127
---------------------------------------------------------------------------------------------------------------
Westwood Income Opportunity Fund                    $383,815                    $683,689,726
---------------------------------------------------------------------------------------------------------------
Westwood SmallCap Value Fund                        $156,927                    $150,320,068
---------------------------------------------------------------------------------------------------------------
Westwood Dividend Growth Fund                        $57,425                    $119,519,066
---------------------------------------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                           $93,268                    $154,089,333
---------------------------------------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund                 $0                             $0
---------------------------------------------------------------------------------------------------------------
Westwood Global Equity Fund                          $12,087                     $12,396,538
---------------------------------------------------------------------------------------------------------------
Westwood Global Dividend Fund                        $6,096                       $5,579,217
---------------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Fund                       $41,482                     $26,853,425
---------------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund                   N/A (1)                        N/A (1)
---------------------------------------------------------------------------------------------------------------
Westwood MLP and Strategic Energy Fund                N/A (1)                        N/A (1)
---------------------------------------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund                N/A (1)                        N/A (1)
---------------------------------------------------------------------------------------------------------------

(1) Not in operation during the period.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the advisers or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2012, 2013 and 2014 the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the most recent fiscal year, the following Funds held securities of their "regular brokers or dealers" as follows:

--------------------------------------------------------------------------------
FUND                        NAME OF       TYPE OF SECURITY     DOLLAR AMOUNT AT
                        BROKER/DEALER          HELD           FYE (IN THOUSANDS)
--------------------------------------------------------------------------------
Westwood Income      Barclays Bank PLC         Debt                $4,669
Opportunity Fund     -----------------------------------------------------------
                       Wells Fargo           Equity               $22,863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                        NAME OF       TYPE OF SECURITY     DOLLAR AMOUNT AT
                        BROKER/DEALER          HELD           FYE (IN THOUSANDS)
--------------------------------------------------------------------------------
                         JP Morgan Chase       Equity             $50,049
                         -------------------------------------------------------
                              Citigroup          Debt             $24,875
--------------------------------------------------------------------------------
Westwood LargeCap Value  JP Morgan Chase       Equity              $4,984
Fund                     -------------------------------------------------------
                         Wells Fargo        Equity              $5,049
--------------------------------------------------------------------------------
Westwood Dividend Growth    Wells Fargo        Equity              $3,488
Fund                     -------------------------------------------------------
                         JP Morgan Chase       Equity              $2,527
--------------------------------------------------------------------------------
Westwood Emerging
Markets Fund                Wells Fargo        Equity              $5,798
--------------------------------------------------------------------------------
Westwood Global Equity
Fund                     JP Morgan Chase       Equity              $517
--------------------------------------------------------------------------------
Westwood Global Dividend
Fund                     JP Morgan Chase       Equity               $246
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2013 and 2014, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
FUND                                              2013             2014
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund                      75%              47%
--------------------------------------------------------------------------------
Westwood SMidCap Fund                             59%              51%
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund                  24%              19%
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund                      72%              68%
--------------------------------------------------------------------------------
Westwood Dividend Growth Fund                     70%              67%
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                        55%              49%
--------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund           49%              36%
--------------------------------------------------------------------------------
Westwood Global Equity Fund                       27% (1)          38%
--------------------------------------------------------------------------------
Westwood Global Dividend Fund                     36% (1)          41%
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund                    43% (1)          28%
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund               N/A (2)          N/A (2)
--------------------------------------------------------------------------------
Westwood MLP and Strategic Energy Fund            N/A (2)          N/A (2)
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund            N/A (2)          N/A (2)
--------------------------------------------------------------------------------

(1) Represents the period from December 26, 2012 (commencement of Fund operations) to October 31, 2013.

(2)  Not in operation during the period.


PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, Sub-Adviser or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments, following the second and fourth fiscal quarters, in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Within 10 days of the end of each calendar quarter, each Fund, except for the Westwood Emerging Markets, Westwood Global Equity, Westwood Global Dividend, Westwood Short Duration High Yield, Westwood MLP and Strategic Energy and Westwood Opportunistic High Yield Funds, will post its complete portfolio holdings on the internet at http://www.westwoodfunds.com. The Westwood Emerging Markets, Westwood Global Equity, Westwood Global Dividend, Westwood Short Duration High Yield, Westwood MLP and Strategic Energy and Westwood Opportunistic High Yield Funds will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at HTTP://WWW.WESTWOODFUNDS.COM. These postings generally remain until replaced by new postings as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

The Funds' policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Adviser currently has two arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds' top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds' web site. In one arrangement, the Adviser provides portfolio holdings information with respect to the Westwood Income Opportunity Fund as of the end of each month, with at least a 14 day lag, to Retirement Advisors of America (a PH&H Investments Company). In the other arrangement, the Adviser provides portfolio holdings information with respect to the Westwood LargeCap Value Fund as of the end of each month, with at least a 14 day lag, to The Concord Advisory Group, Ltd. and Bayshore Community Hospital. The information provided to these third parties, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Funds believe these disclosures serve a legitimate business purpose. No compensation is received by any Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

The portfolio holdings policy may not limit access to portfolio holdings information in all circumstances. For example, an adviser may manage accounts that have investment objectives and strategies similar to those of a Fund. Because these accounts are similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings or other portfolio characteristics of a Fund from the portfolio holdings in the investor's account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund to the Sub-Adviser. The Adviser and the Sub-Adviser will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. Certain Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 2, 2015, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
WESTWOOD LARGECAP VALUE FUND -- A CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
WELLS FARGO BANK, NA FBO                                120,854.6840    83.53%
GL WILSON MUT FD
1041000637
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
PERSHING LLC                                             19,980.5120    13.81%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD LARGECAP VALUE FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                3,763,831.9320   31.35%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                   1,636,690.0280   13.63%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMIDCAP FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                        9,112,472.2040   27.86%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
STATE STREET BANK & TRUST COMPANY                      7,091,639.8720   21.68%
FBO BAE SYSTEMS 401K SAVINGS PLAN
PO BOX 5501
BOSTON MA 02206-5501
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                4,748,241.4370   14.52%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &                          3,444,293.2820   10.53%
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
GREAT WEST TRUST CO LLC                                3,397,295.0610   10.39%
FBO RECORDKEEPING FOR VARIOUS
BENEFIT PL
C/O MUTUAL FUND TRADING
8525 E ORCHARD RD
GREENWOOD VLG CO 80111-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMALLCAP VALUE FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                        2,749,775.3950   34.91%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                1,372,807.5830   17.43%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
T ROWE PRICE RETIREMENT PLAN                            730,083.0160     9.27%
SERVICES INC
FBO RETIREMENT PLAN CLIENTS
4515 PAINTERS MILL RD
OWINGS MILLS MD 21117-4903
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
NORTHERN TRUST CO                                      465,640.6070     5.91%
FBO FAIRPOINT COMMUNICATIONS
PO BOX 92956
CHICAGO IL 60675-2956
--------------------------------------------------------------------------------
NATIONWIDE TRUST COMPANY FSB                           430,383.8010     5.46%
FBO PARTICIPATING RETIREMENT PLANS
NTC PLNS
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                   422,045.1670     5.36%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD INCOME OPPORTUNITY FUND -- A CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                               5,901,824.2310   38.27%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
PERSHING LLC                                          1,369,204.3750    8.88%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD INCOME OPPORTUNITY FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                              45,234,249.3420    27.91%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                      41,456,200.3290    25.58%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA                                8,736,578.7450    5.39%
1555 N RIVERCENTER DR STE 302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD DIVIDEND GROWTH FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
TD AMERITRADE INC                                     4,931,648.4550   68.98%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST                               574,498.5210      8.04%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SMIDCAP PLUS FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF FUND
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                           1,438,199.6220      16.45%
AS NOMINEE FOR THE TTEE/CUST PL 111
HARTFORD HOSPITAL RETIREMENT
80 SEYMOUR STREET
PO BOX 5037
HARTFORD CT 06102-5037
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                              1,299,243.4650      14.86%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                           1,138,145.2720      13.02%
AS NOMINEE FOR THE TTEE/CUST PL 007
CENTRAL CONNECTICUT HEALTH
100 GRAND ST
NEW BRITAIN CT 06052-2016
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                             795,606.1270       9.10%
AS NOMINEE FOR THE TTEE/CUST PL 111
HARTFORD HOSPITAL SECTION
PO BOX 5037
HARTFORD CT 06102-5037
--------------------------------------------------------------------------------
STATE STREET BANK & TRUST COMPANY                      783,752.9000       8.96%
CUST U/A 12/21/2007
HANESBRANDS INC
RETIREMENT SAVINGS PLAN
801 PENNSYLVANIA AVE
KANSAS CITY MO 64105-1307
--------------------------------------------------------------------------------
PERSHING LLC                                           643,008.5300       7.36%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002
--------------------------------------------------------------------------------
PIMS/PRUDENTIAL RETIREMENT                             551,909.3020       6.31%
AS NOMINEE FOR THE TTEE/CUST PL 111
MIDSTATE MEDICAL CENTER 403(B)
435 LEWIS AVE
MERIDEN CT 06451-2101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SHORT DURATION HIGH YIELD FUND -- A CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
NFS LLC FEBO                                           45,286.6860      36.70%
SRG59 VENTURES LP
A PARTNERSHIP
SJ GP LLC
21 BELLECHASE GARDENS DR
BEAUMONT TX 77706-8728
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                37,949.6510      30.76%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS LLC                                24,976.0000      20.24%
DEAN A WINCHELL
SUSANNE S WINCHELL TTEES
U/A DTD 04/13/1995
26762 MEADOWLARK LANE
RICHLAND CENTER WI 53581-8742
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD SHORT DURATION HIGH YIELD FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                       7,295,239.3540     42.48%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                               2,633,563.0710     15.34%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                  1,682,773.6690      9.80%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD GLOBAL EQUITY FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                     NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                  1,003,274.7970     77.09%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------
TD AMERITRADE INC                                       202,098.0980     15.53%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO                                  92,048.1930      7.07%
TIMMERMAN & SONS FEEDING P/S PLAN
25067300
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD GLOBAL DIVIDEND FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                  486,720.1560      89.45%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
TD AMERITRADE INC                                     47,368.0030        8.71%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD EMERGING MARKETS FUND -- A CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                   40,736.2590       82.15%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------
TD AMERITRADE INC                                       7,204.1240       14.53%
FBO OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD EMERGING MARKETS FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
MAC & CO A/C CQOF3005002                             3,172,552.6750      58.65%
MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                981,580.9900      18.15%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUST ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                   583,072.5910      10.78%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD MLP AND STRATEGIC ENERGY FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                  594,230.7040     100.00 %
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
SEI INVESTMENT COMPANY                                  10.0000        71.43%
C/O SCOTT BREITMEYER
1 FREEDOM VALLEY DR
OAKS PA 19456-9989
--------------------------------------------------------------------------------
DST SYSTEMS INC                                          1.0000         7.14%
OUTPUT AUDIT ACCOUNT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------------------
DST SYSTEMS INC                                            1.0000       7.14%
OUTPUT AUDIT ACCOUNT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY CUST                                1.0000       7.14%
IRA A/C DST IRA AUDIT ACCT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY CUST                                1.0000       7.14%
IRA A/C DST IRA AUDIT ACCT
ATTN SEI CRM TEAM
430 W 7TH ST
KANSAS CITY MO 64105-1407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND -- ULTRA SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                                    NUMBER OF SHARES  % OF CLASS
--------------------------------------------------------------------------------
TCTCO C/O WESTWOOD TRUST -- DIVIDEND                  214,660.6540      99.99%
200 CRESCENT CT STE 1200
DALLAS TX 75201-1807
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy,

reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

                           WESTWOOD MANAGEMENT CORP.

                    POLICIES AND PROCEDURES FOR PROXY VOTING

POLICY

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with Glass Lewis's recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

RESPONSIBILITY

Westwood's Operations Analyst has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURES

Westwood has adopted the following procedures to implement the Firm's proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines, and conducts reviews to monitor and ensure the Firm's policy is observed, implemented properly and amended or updated, as appropriate:

1. Proxy Voting Records.   With respect to proxy record keeping, Westwood
maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

2. Voting Procedures.

o All employees will forward any proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients, and Glass Lewis provides voting recommendations;

o Broadridge has access to holders records and will determine which client accounts hold the security to which the proxy relates;

o Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, will determine how Westwood should vote the proxy in accordance with applicable voting guidelines;

o Westwood's analysts review the Glass Lewis proxy voting recommendations on a bi- monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client;

o If Westwood chooses to vote differently than Glass Lewis, then Westwood will overwrite the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and

o Broadridge will complete the proxy and mail the proxy in a timely and appropriate manner.

3. Disclosure.

o Westwood will provide required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes a statement that clients may request information regarding how Westwood voted a client's proxies;

o Westwood's disclosure summary will include a description of how clients may obtain a copy of the Firm's proxy voting policies and procedures;

o Westwood's proxy voting practice is disclosed in the Firm's advisory agreements; and

o The Operations Analyst will also send a copy of this summary to all existing clients who have previously received Westwood's Disclosure Brochures; or the Operations Analyst may send each client the amended Disclosure Brochures. Either mailing shall highlight the inclusion of information regarding proxy voting.

4. Client Requests for Information.

o All client requests for information regarding proxy votes or regarding policies and procedures that are received by any supervised person should be forwarded to the Operations Analyst.

o In response to any request, the Operations Analyst will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how Westwood voted the client's proxy with respect to each proposal about which client inquired.

5. Voting Guidelines.

o Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients. Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

o In the absence of specific voting guidelines from the client, Westwood will vote proxies in the best interests of each particular client;

o Westwood's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client;

o Clients are permitted to place reasonable restrictions on Westwood's voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

o Westwood will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services;

o Westwood will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and

o In reviewing proposals, Westwood will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

6. Conflicts of Interest.

o Westwood will conduct periodic reviews to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Westwood with the issuer of each security to determine if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;

o If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and.

o Westwood will maintain a record of the voting resolution of any conflict of interest.

7. Recordkeeping. The Operations Analyst shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

o    These policies and procedures and any amendments;

o    Each proxy statement that Westwood receives;

o    A record of each vote that Westwood casts;

o Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Operations Analyst or proxy committee, if applicable;

o A copy of each written request from a client for information on how Westwood voted such client's proxies, and a copy of any written response.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, and fees and disclosures, among other things. The Operations Analyst will maintain documentation of Westwood's due diligence reviews.

SKY HARBOR CAPITAL MANAGEMENT, LLC ("SKY HARBOR") PROXY VOTING POLICIES AND PROCEDURES

1. GENERAL

Rule 206(4)-6, promulgated under the Investment Advisers Act of 1940 as amended (the "Advisers Act"), imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. Under the Advisers Act, an adviser is a fiduciary that owes each of its clients the duty of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy its duty of loyalty, the adviser must cast the proxy votes in a manner consistent with the best interest of its client and must not subrogate client interests to its own.

Because SKY Harbor primarily invests in debt securities issued by US corporations, the Firm does not normally receive proxy proposals with respect to most of its managed accounts. On rare occasions when holders of debt securities may be asked to vote (e.g., a corporate restructuring) or for accounts for which SKY Harbor invests in equity securities, these written policies and procedures are designed to reasonably ensure that SKY Harbor votes proxies in the best interest of clients over whom SKY Harbor has voting authority; and describes how SKY Harbor addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. PROXY GUIDELINES

SKY Harbor has determined that Institutional Shareholder Services Inc. ("ISS") has the capacity and competency to assist SKY Harbor in its proxy voting procedures. ISS is a registered investment adviser and an unaffiliated third-party corporate governance research service that provides in-depth analysis of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. The Proxy Voting Guidelines employed by ISS and adopted by SKY Harbor for voting proxies are available on ISS's publicly accessible website at www.issgovernance.com. A copy of the ISS Proxy Voting Guidelines may also be obtained by request to SKY Harbor. Although ISS' Proxy Voting Guidelines are reviewed and considered in making a final voting decision, SKY Harbor's senior portfolio managers in conjunction with our Chief Compliance Officer ("CCO") have the ultimate responsibility for the implementation and monitoring of our proxy voting policy and procedures including resolving conflicts of interest, recordkeeping and disclosure. As a matter of policy, SKY Harbor principals, officers and employees will not be influenced by outside sources whose interests conflict with the interests of its clients.

In addition, unless prior approval is obtained from SKY Harbor's CCO the following guidelines apply:

(a) All communications regarding proxy voting issues or corporate actions between companies or their agents, or with fellow shareholders, are to be for the sole purpose of expressing SKY Harbor's concerns for its clients' interests and not for an attempt to influence or control management.

(b)  SKY Harbor will not announce its voting intentions and reasons thereof.

(c) SKY Harbor will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

SKY Harbor will process proxies and maintain proxy voting records pursuant to SEC rules and regulations, and attempt to process every vote it receives for all proxies. In accordance with SEC guidelines, SKY Harbor's duty of care to monitor corporate events and to vote proxies does not mean that SKY Harbor must exercise every opportunity to vote a proxy on behalf of its clients. There may be situations in which SKY Harbor will not vote proxies. For example:

o Clients may agree that SKY Harbor will abstain from voting any proxies, whether or not the client chooses to vote them, or the client may agree that SKY Harbor will focus resources only on particular types of proposals based on the client's preference.

o If in its judgment the cost of voting a proxy outweighs the benefit of voting, SKY Harbor may refrain from processing that vote.

o SKY Harbor may not have sufficient time to process the vote. For example, ISS through no fault of its own may receive a meeting notice from the issuer too late for processing all relevant materials.

o If SKY Harbor has pending sell orders or intends to sell, SKY Harbor may choose not to vote the proxies for those meetings in order to facilitate the sale of those securities. Although SKY Harbor may hold shares on an issuer's record date, should a decision to sell the shares before the issuer's scheduled meeting date is made, SKY Harbor may ultimately decide not to vote those shares.

o Generally, SKY Harbor will decline to vote proxies on foreign securities (to the extent we invest in any) that are subject to share blocking restrictions.

If a SKY Harbor portfolio manager determines that the interests of clients are best served by departing from ISS voting recommendations, approval must be obtained by the CCO or designee. SKY Harbor will comply with the Conflicts of Interest section of this policy set forth below in all instances where we depart from ISS recommendations.

3. PROXY PROCEDURES

SKY Harbor has retained ISS to assist in the administrative and recordkeeping aspects for the voting of proxies. ISS is responsible for coordinating with clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines, which have been adopted by SKY Harbor. SKY Harbor's CCO will supervise the proxy voting process.

4. CONFLICTS OF INTEREST

SKY Harbor will endeavor to identify any conflicts that exist between it and its clients by reviewing whether any relationship exists between SKY Harbor and the issuer of each security to determine whether SKY Harbor or any of its principals, officers, or employees have any financial, business, or personal relationship with the issuer that may impair SKY Harbor's ability to vote the proxy in the best interest of the client.

If a material conflict of interest exists that reasonably cannot be resolved by voting in reliance on the ISS proxy voting recommendations, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the affected client an opportunity to vote the proxies themselves, or to address the voting issue through other means.

5. RECORDKEEPING

In accordance with Advisers Act Rule 204-2, as amended, SKY Harbor shall, with the assistance of ISS, retain for a period of no less than five years (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) records of client written requests for proxy voting information and any written response from SKY Harbor or ISS (to either a written or oral request) and (v) any documents prepared by SKY Harbor or ISS that were material to making a decision how to vote, or that memorialized the basis for the decision.

All client requests for information regarding proxy votes, or policies and procedures received by any employee should be forwarded to the Chief Compliance Officer. Clients may contact the Chief Compliance Officer by e-mail at geng@skyhcm.com or by telephone at (203) 769-8800 to obtain information on how SKY Harbor voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the CCO will prepare or instruct ISS to prepare a written response to the client that discloses, with respect to each vote proxy in which the client has inquired, the (i) name of the issuer (ii) proposal voted upon and (iii) vote.

6. DUTY TO OVERSEE PROXY ADVISORY FIRMS RETAINED BY SKY HARBOR

Prior to retaining ISS, SKY Harbor conducted due diligence by soliciting comments and recommendations from industry contacts, soliciting another well-known proxy voting service provider for a competitive proposal, and reviewing publicly available information including ISS's disclosure materials filed with the SEC as a registered investment adviser under the Advisers Act. As a result of these efforts, SKY Harbor reasonably concluded that ISS has both the capacity and competency to provide SKY Harbor with proxy advisory services necessary and sufficient for SKY Harbor to discharge its fiduciary duty in voting proxies in accordance with SEC rules and regulations.

SKY Harbor will periodically review the performance of ISS and at least annually review due diligence materials provided by ISS as well as its period filings with the SEC.

December 19, 2014

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